Exhibit 10.2

AMENDMENT NO. 4 TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 4 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (“Amendment”) entered into on March 8, 2016 is by and among Clayton Williams Energy, Inc., a Delaware corporation (the “Borrower”), the subsidiaries of the Borrower party hereto (together with the Borrower, the “Guarantors”), the Lenders party hereto (as defined below), and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and as issuing bank (in such capacity, the “Issuing Bank”).

RECITALS

A.            The Borrower is party to that certain Third Amended and Restated Credit Agreement dated as of April 23, 2014 among the Borrower, the financial institutions party thereto from time to time, as lenders (the “Lenders”), the Administrative Agent and the Issuing Bank (as amended by that certain Amendment No. 1 to Third Amended and Restated Credit Agreement entered into on November 12, 2014, as amended by that certain Amendment No. 2 to Third Amended and Restated Credit Agreement entered into on February 25, 2015 (“Amendment No. 2”), as amended by that certain Amendment No. 3 to Third Amended and Restated Credit Agreement entered into on November 9, 2015 and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B.            Subject to the terms and conditions set forth herein, the parties hereto wish to amend the Credit Agreement as provided herein.

NOW THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.              Defined Terms.  As used in this Amendment, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein.  Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.

Section 2.              Other Definitional Provisions.  Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Amendment, unless otherwise specified.  The words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Amendment shall refer to this Amendment as a whole and not to any particular provision of this Amendment.  The term “including” means “including, without limitation,”.  Paragraph headings have been inserted in this Amendment as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Amendment and shall not be used in the interpretation of any provision of this Amendment.

Section 3.              Decrease of Borrowing Base.  Effective as of the Amendment Effective Date, the Borrowing Base is hereby decreased from $450,000,000 to $100,000,000.  Once effective, the new Borrowing Base amount shall remain in effect at that level until the Borrowing Base is redetermined or reduced in accordance with the Credit Agreement.  For the avoidance of doubt, the decrease in the Borrowing Base pursuant to this Section 3 is the Scheduled Redetermination scheduled to be made on or about May 1, 2016.

Section 4.              Amendments to Credit Agreement.  The Credit Agreement is amended as reflected in Annex A attached hereto.

Section 5.              Temporary Amendments to Credit Agreement.  The temporary amendments to the Credit Agreement made pursuant to Section 4 of Amendment No. 2 are hereby made permanent, except as modified by Annex A attached hereto.

Section 6.              Representations and Warranties.  The Borrower and each Guarantor hereby represents and warrants that: (a) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement, as amended hereby, and the representations and warranties contained in the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representation or warranty that already is qualified or modified by materiality in the text thereof) on and as of the date hereof as if made on as and as of such date except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representation or warranty that already is qualified or modified by materiality in the text thereof) as of such earlier date; (b) after giving effect to this Amendment, no Default has occurred and is continuing; (c) the execution, delivery and performance of this Amendment are within the limited liability company, limited partnership, or corporate power and authority of the Borrower and each Guarantor and have been duly authorized by appropriate limited liability company, limited partnership or corporate action and proceedings; (d) this Amendment constitutes the legal, valid, and binding obligation of the Borrower and each Guarantor enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Amendment; and (f) the Liens under the Security Instruments are valid and subsisting and secure the Obligations, as amended hereby.

Section 7.              Conditions to Effectiveness.  Other than Section 8(a) and (b) and Sections 9 through 16 hereof, all of which shall become effective as of the date hereof, this Amendment shall become effective and enforceable against the parties hereto upon the occurrence of the following conditions precedent (the “Amendment Effective Date”):

(a)           The Administrative Agent shall have received multiple original counterparts, as requested by the Administrative Agent, of this Amendment, duly and validly executed and delivered by duly authorized officers of the Borrower, the Guarantors, the Administrative Agent, and the Required Lenders.

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(b)           The Administrative Agent, for the ratable benefit of the Lenders, shall have received, to the extent invoiced, reimbursement or payment of all out of pocket expenses required to be reimbursed or paid by the Borrower under the Loan Documents, including all reasonable fees, expenses and disbursements of counsel for the Administrative Agent.

(c)           The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transactions provided for herein as the Administrative Agent or its special counsel may reasonably request prior to the Amendment Effective Date, and all such documents shall be in form and substance satisfactory to the Administrative Agent.

(d)           The representations and warranties in this Amendment shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such date except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case it shall have been true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date, and no Default shall have occurred and be continuing.

(e)           The Administrative Agent shall have received multiple original counterparts, as requested by the Administrative Agent, of the Intercreditor Agreement, duly and validly executed and delivered by duly authorized officers of the Borrower, the Guarantors party thereto, the Administrative Agent, and Wilmington Trust, National Association (the “Intercreditor Agreement”).

(f)            The Administrative Agent shall have received (i) a certificate of each Credit Party, dated the Amendment Effective Date and executed by its Secretary or Assistant Secretary or a Responsible Officer of such Credit Party, which shall (A) certify the resolutions of its board of directors, members or other body authorizing the execution, delivery and performance of the Amendment and the other Loan Documents to which it is a party, (B) identify by name and title and bear the signatures of the officers of such Credit Party authorized to sign the Loan Documents to which it is a party, and (C) contain appropriate attachments, including the certificate of formation or articles of incorporation or organization of such Credit Party certified by the relevant authority of the jurisdiction of organization of such Credit Party and a true and correct copy of its by-laws or operating, management or partnership agreement, and (ii) a good standing certificate for each Credit Party from its jurisdiction of organization.

(g)           The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Amendment Effective Date) of Vinson & Elkins LLP, counsel for the Credit Parties, in form and substance reasonably satisfactory to the Administrative Agent, covering such matters relating to the Credit Parties, this Amendment or the Transactions as the Administrative Agent shall reasonably request.  The Credit Parties hereby request such counsel to deliver such opinion.

(h)           The Administrative Agent shall have received duly executed copies of the Second Lien Loan Documents (as defined in the Credit Agreement, as amended by this Amendment),

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which shall be in full force and effect on such date and in form and substance reasonably satisfactory to the Administrative Agent. The Borrower shall have received the proceeds of the loans contemplated by the Second Lien Loan Documents, and such proceeds shall have been applied, to the extent necessary, to reduce the Aggregate Credit Exposure (as defined in the Credit Agreement, as amended by this Amendment) to no more than $100,000,000.

(i)            The Administrative Agent shall have received the Security Agreement (as defined in the Credit Agreement, as amended by this Amendment), together with such other assignments, conveyances, amendments, agreements and other writings, including, without limitation, UCC-1 financing statements, necessary to create first priority Liens, subject to the Liens permitted under Section 7.02 of the Credit Agreement (as amended by this Amendment) and the Intercreditor Agreement, in all of the Collateral in which a security interest is required to be granted in favor of the Administrative Agent pursuant to the Security Instruments, including all of the Equity Interests of each Restricted Subsidiary now or hereafter owned by the Borrower or any Restricted Subsidiary.

(j)            The Administrative Agent shall have received duly executed Mortgages in form and substance reasonably satisfactory to the Administrative Agent necessary or appropriate to grant, evidence and perfect Liens on Oil and Gas Interests of the Borrower and its Restricted Subsidiaries in favor of the Administrative Agent as required by Section 6.09 of the Credit Agreement.  In connection with such Mortgages, the Administrative Agent shall have received such additional documents, certificates and legal opinions as shall reasonably be requested by the Administrative Agent, in each case in form and substance reasonably satisfactory to the Administrative Agent.

(k)           The Administrative Agent shall have received from the Borrower an executed counterpart to the fee letter among JPMorgan Chase Bank, N.A., J.P. Morgan Securities LLC and the Borrower relating to the transactions contemplated hereby.

Section 8.              Acknowledgments and Agreements.

(a)           The Borrower acknowledges that on the date hereof all outstanding Obligations are payable in accordance with their terms and the Borrower waives any defense, offset, counterclaim or recoupment with respect thereto.

(b)           The Administrative Agent, the Issuing Bank, and the Lenders hereby expressly reserve all of their rights, remedies, and claims under the Loan Documents, as amended hereby.  Except as expressly set forth herein, this Amendment shall not constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Loan Documents, as amended hereby, (ii) any of the agreements, terms or conditions contained in any of the Loan Documents, as amended hereby, (iii) any rights or remedies of the Administrative Agent, the

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Issuing Bank, or any Lender with respect to the Loan Documents, as amended hereby, or (iv) the rights of the Administrative Agent, the Issuing Bank, or any Lender to collect the full amounts owing to them under the Loan Documents, as amended hereby.

(c)           The Borrower, each Guarantor, the Administrative Agent, the Issuing Bank and each Lender do hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby, and acknowledge and agree that the Credit Agreement, as amended hereby, is and remains in full force and effect, and the Borrower and each Guarantor acknowledge and agree that their respective liabilities and obligations under the Credit Agreement, as amended hereby, and the other Loan Documents, are not impaired in any respect by this Amendment.

(d)           From and after the Amendment Effective Date, all references to the Credit Agreement and the Loan Documents shall mean such Credit Agreement and such Loan Documents as amended by this Amendment and the other documents executed pursuant hereto.  This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents.  Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment shall be a Default or Event of Default, as applicable, under the Credit Agreement.

(e)           From and after the Amendment Effective Date, the Borrower shall indemnify the Administrative Agent, and hold it harmless from, any and all losses, claims, damages, liabilities and related expenses, including Taxes and the fees, charges and disbursements of any counsel for any of the foregoing, arising in connection with the Administrative Agent’s treating, for purposes of determining withholding Taxes imposed under FATCA, the Credit Agreement as qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

(f)            The Administrative Agent and the Required Lenders acknowledge and agree that SWR VPP, LLC has heretofore been dissolved in accordance with Section 7.03 of the Credit Agreement and is no longer a Credit Party or Guarantor under the Loan Documents.

Section 9.              Reaffirmation of the Guaranty.  Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under Article VIII of the Credit Agreement are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Guaranteed Liabilities, as such Guaranteed Liabilities may have been amended by this Amendment, and its execution and delivery of this Amendment do not indicate or establish an approval or consent requirement by such Guarantor under the Credit Agreement in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement or any of the other Loan Documents.

Section 10.            Waiver.  Effective on the date hereof until the Amendment Effective Date, the Administrative Agent, the Issuing Bank, and the Lenders hereby expressly waive any Event of Default under Sections 7.02 or 7.10 of the Credit Agreement solely to the extent arising from the execution and delivery of the Second Lien Loan Documents executed by any Credit Party on the date hereof.

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Section 11.            Counterparts.  This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument.  This Amendment may be executed by facsimile or other electronic signature and all such signatures shall be effective as originals.

Section 12.            Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 13.            Invalidity.  In the event that any one or more of the provisions contained in this Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Amendment.

Section 14.            Governing Law.  This Amendment shall be construed in accordance with and governed by the law of the State of New York.

Section 15.            Release.  AS A MATERIAL PART OF THE CONSIDERATION FOR THE ADMINISTRATIVE AGENT AND EACH LENDER ENTERING INTO THIS AMENDMENT, THE BORROWER AND EACH OTHER CREDIT PARTY, ON BEHALF OF ITSELF AND EACH OF ITS RESPECTIVE SUBSIDIARIES (EACH A “RELEASOR”) AGREES AS FOLLOWS (THE “RELEASE PROVISION”):

(a)           RELEASOR HEREBY RELEASES AND FOREVER DISCHARGES THE ADMINISTRATIVE AGENT AND EACH LENDER, AND ITS PREDECESSORS, SUCCESSORS, ASSIGNS, OFFICERS, MANAGERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES, AGENTS, ATTORNEYS (INCLUDING WITHOUT LIMITATION BRACEWELL LLP), REPRESENTATIVES, PARENT CORPORATIONS, SUBSIDIARIES, AND AFFILIATES (HEREINAFTER ALL OF THE ABOVE COLLECTIVELY REFERRED TO AS THE “LENDER GROUP”) JOINTLY AND SEVERALLY FROM ANY AND ALL CLAIMS, COUNTERCLAIMS, DEMANDS, DAMAGES, DEBTS, AGREEMENTS, COVENANTS, SUITS, CONTRACTS, OBLIGATIONS, LIABILITIES, ACCOUNTS, OFFSETS, RIGHTS, ACTIONS, AND CAUSES OF ACTION OF ANY NATURE WHATSOEVER, INCLUDING, WITHOUT LIMITATION, ALL CLAIMS, DEMANDS, AND CAUSES OF ACTION FOR CONTRIBUTION AND INDEMNITY, WHETHER ARISING AT LAW OR IN EQUITY, WHETHER PRESENTLY POSSESSED OR POSSESSED IN THE FUTURE, WHETHER KNOWN OR UNKNOWN, WHETHER LIABILITY BE DIRECT OR INDIRECT, LIQUIDATED OR UNLIQUIDATED, WHETHER PRESENTLY ACCRUED OR TO ACCRUE HEREAFTER, WHETHER ABSOLUTE OR CONTINGENT, FORESEEN OR UNFORESEEN, AND WHETHER OR NOT HERETOFORE ASSERTED, WHICH RELEASOR MAY HAVE OR CLAIM TO HAVE AGAINST ANY OF THE LENDER GROUP IN CONNECTION WITH THE CREDIT AGREEMENT AND EACH OF THE OTHER LOAN DOCUMENTS; PROVIDED, HOWEVER, THAT NO LENDER SHALL BE RELEASED HEREBY FROM ANY OBLIGATION TO PAY TO RELEASOR ANY AMOUNTS THAT RELEASOR MAY HAVE ON DEPOSIT WITH SUCH LENDER, IN ACCORDANCE WITH APPLICABLE LAW AND THE TERMS OF THE LOAN

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DOCUMENTS AND THE DOCUMENTS ESTABLISHING ANY SUCH DEPOSIT RELATIONSHIP.

(b)           RELEASOR AGREES NOT TO SUE ANY OF THE LENDER GROUP OR IN ANY WAY ASSIST ANY OTHER PERSON OR ENTITY IN SUING THE LENDER GROUP WITH RESPECT TO ANY CLAIM RELEASED HEREIN.  THE RELEASE PROVISION MAY BE PLEADED AS A FULL AND COMPLETE DEFENSE TO, AND MAY BE USED AS THE BASIS FOR AN INJUNCTION AGAINST, ANY ACTION, SUIT, OR OTHER PROCEEDING WHICH MAY BE INSTITUTED, PROSECUTED, OR ATTEMPTED IN BREACH OF THE RELEASE CONTAINED HEREIN.

(c)           RELEASOR ACKNOWLEDGES, WARRANTS, AND REPRESENTS TO THE LENDER GROUP THAT:

(i)            RELEASOR HAS READ AND UNDERSTANDS THE EFFECT OF THE RELEASE PROVISION. RELEASOR HAS HAD THE ASSISTANCE OF INDEPENDENT COUNSEL OF ITS OWN CHOICE, OR HAS HAD THE OPPORTUNITY TO RETAIN SUCH INDEPENDENT COUNSEL, IN REVIEWING, DISCUSSING, AND CONSIDERING ALL THE TERMS OF THE RELEASE PROVISION; AND IF COUNSEL WAS RETAINED, COUNSEL FOR RELEASOR HAS READ AND CONSIDERED THE RELEASE PROVISION AND ADVISED RELEASOR TO EXECUTE THE SAME.  BEFORE EXECUTION OF THIS AMENDMENT, RELEASOR HAS HAD ADEQUATE OPPORTUNITY TO MAKE WHATEVER INVESTIGATION OR INQUIRY IT MAY DEEM NECESSARY OR DESIRABLE IN CONNECTION WITH THE SUBJECT MATTER OF THE RELEASE PROVISION.

(ii)           RELEASOR IS NOT ACTING IN RELIANCE ON ANY REPRESENTATION, UNDERSTANDING, OR AGREEMENT NOT EXPRESSLY SET FORTH HEREIN. RELEASOR ACKNOWLEDGES THAT THE LENDER GROUP HAS NOT MADE ANY REPRESENTATION WITH RESPECT TO THE RELEASE PROVISION EXCEPT AS EXPRESSLY SET FORTH HEREIN.

(iii)          RELEASOR HAS EXECUTED THIS AMENDMENT AND THE RELEASE PROVISION THEREOF AS ITS FREE AND VOLUNTARY ACT, WITHOUT ANY DURESS, COERCION, OR UNDUE INFLUENCE EXERTED BY OR ON BEHALF OF ANY PERSON.

(iv)          RELEASOR IS THE SOLE OWNER OF THE CLAIMS RELEASED BY THE RELEASE PROVISION, AND RELEASOR HAS NOT HERETOFORE CONVEYED, ASSIGNED  OR ENCUMBERED ALL OR ANY PART OF SUCH CLAIMS OR ANY INTEREST IN ANY SUCH CLAIMS TO ANY OTHER PERSON OR ENTITY.

(d)           RELEASOR UNDERSTANDS THAT THE RELEASE PROVISION IS A MATERIAL CONSIDERATION IN THE AGREEMENT OF THE ADMINISTRATIVE AGENT AND EACH LENDER TO ENTER INTO THIS AMENDMENT.

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(e)           IT IS THE EXPRESS INTENT OF RELEASOR THAT THE RELEASE AND DISCHARGE SET FORTH IN THE RELEASE PROVISION BE CONSTRUED AS BROADLY AS POSSIBLE IN FAVOR OF THE LENDER GROUP SO AS TO FORECLOSE FOREVER THE ASSERTION BY RELEASOR OF ANY CLAIMS RELEASED HEREBY AGAINST THE LENDER GROUP.

(f)            IF ANY TERM, PROVISION, COVENANT, OR CONDITION OF THE RELEASE PROVISION IS HELD BY A COURT OF COMPETENT JURISDICTION TO BE INVALID, ILLEGAL, OR UNENFORCEABLE, THE REMAINDER OF THE PROVISIONS SHALL REMAIN IN FULL FORCE AND EFFECT.

Section 16.            Entire Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT, AS AMENDED HEREBY, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[SIGNATURES BEGIN ON NEXT PAGE]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWER:	CLAYTON WILLIAMS ENERGY, INC.

	By:	/s/ Michael L. Pollard
Michael L. Pollard, Senior Vice President

GUARANTORS:	SOUTHWEST ROYALTIES, INC.
WARRIOR GAS CO.
CWEI ACQUISITIONS, INC.
ROMERE PASS ACQUISITION L.L.C.
CWEI ROMERE PASS ACQUISITION CORP.
BLUE HEEL COMPANY
TEX-HAL PARTNERS, INC.
DESTA DRILLING GP, LLC
WEST COAST ENERGY PROPERTIES GP, LLC
CLAJON INDUSTRIAL GAS, INC.
CLAYTON WILLIAMS PIPELINE CORPORATION

	By:	/s/ Michael L. Pollard
Michael L. Pollard, Senior Vice President
of each of the Guarantors listed above

DESTA DRILLING, L.P.

	By:	Desta Drilling GP, LLC, its general partner

	By:	/s/ Michael L. Pollard
Michael L. Pollard, Senior Vice President

Signature Page to

Amendment No. 4 to Third Amended and Restated Credit Agreement

(Clayton Williams Energy, Inc.)

ADMINISTRATIVE AGENT/
ISSUING BANK/LENDER:	JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, Issuing Bank and a Lender

	By:	/s/ David M. Morris
David M. Morris
Executive Director

Signature Page to

Amendment No. 4 to Third Amended and Restated Credit Agreement

(Clayton Williams Energy, Inc.)

LENDER:	WELLS FARGO BANK, N.A.

	By:	/s/ Courtney Kubesch
	Name:	Courtney Kubesch
	Title:	Vice President

Signature Page to

Amendment No. 4 to Third Amended and Restated Credit Agreement

(Clayton Williams Energy, Inc.)

LENDER:	MUFG UNION BANK, N.A.

	By:	/s/ Joshua Patterson
	Name:	Joshua Patterson
	Title:	Managing Director

Signature Page to

Amendment No. 4 to Third Amended and Restated Credit Agreement

(Clayton Williams Energy, Inc.)

LENDER:	COMPASS BANK

	By:	/s/ Kathleen J. Bowen
	Name:	Kathleen J. Bowen
	Title:	Managing Director

Signature Page to

Amendment No. 4 to Third Amended and Restated Credit Agreement

(Clayton Williams Energy, Inc.)

LENDER:	FROST BANK

	By:	/s/ Alex Zemkoski
	Name:	Alex Zemkoski
	Title:	Senior Vice President

Signature Page to

Amendment No. 4 to Third Amended and Restated Credit Agreement

(Clayton Williams Energy, Inc.)

LENDER:	TORONTO DOMINION (TEXAS) LLC

	By:	/s/ Ryan Karim
	Name:	Ryan Karim
	Title:	Authorized Signatory

Signature Page to

Amendment No. 4 to Third Amended and Restated Credit Agreement

(Clayton Williams Energy, Inc.)

LENDER:	KEYBANK NATIONAL ASSOCIATION

	By:	/s/ John Dravenstott
	Name:	John Dravenstott
	Title:	Vice President

Signature Page to
Amendment No. 4 to Third Amended and Restated Credit Agreement
(Clayton Williams Energy, Inc.)

LENDER:	NATIXIS, NEW YORK BRANCH

	By:	/s/ Stuart Murray
	Name:	Stuart Murray
	Title:	Managing Director

	By:	/s/ Vikram Nath
	Name:	Vikram Nath
	Title:	Vice President

Signature Page to
Amendment No. 4 to Third Amended and Restated Credit Agreement
(Clayton Williams Energy, Inc.)

LENDER:	UBS AG, STAMFORD BRANCH

	By:	/s/ Darlene Arias
	Name:	Darlene Arias
	Title:	Director

	By:	/s/ Craig Pearson
	Name:	Craig Pearson
	Title:	Associate Director
Banking Product Services, US

Signature Page to
Amendment No. 4 to Third Amended and Restated Credit Agreement
(Clayton Williams Energy, Inc.)

LENDER:	FIFTH THIRD BANK

	By:	/s/ Justin Bellamy
	Name:	Justin Bellamy
	Title:	Director

Signature Page to
Amendment No. 4 to Third Amended and Restated Credit Agreement
(Clayton Williams Energy, Inc.)

LENDER:	WHITNEY BANK

	By:	/s/ Parker U. Mears
	Name:	Parker U. Mears
	Title:	Vice President

Signature Page to
Amendment No. 4 to Third Amended and Restated Credit Agreement
(Clayton Williams Energy, Inc.)

LENDER:	BANK OF AMERICA, N.A.,

	By:	/s/ Raza Jafferi
	Name:	Raza Jafferi
	Title:	Vice President

Signature Page to

Amendment No. 4 to Third Amended and Restated Credit Agreement

(Clayton Williams Energy, Inc.)

LENDER:	BRANCH BANKING AND TRUST COMPANY

	By:	/s/ James Giordano
	Name:	James Giordano
	Title:	Senior Vice-President

Signature Page to
Amendment No. 4 to Third Amended and Restated Credit Agreement
(Clayton Williams Energy, Inc.)

EXECUTION VERSION

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

dated as of

April 23, 2014

among

CLAYTON WILLIAMS ENERGY, INC.,

as Borrower

CERTAIN SUBSIDIARIES OF BORROWER,

as Guarantors

The Lenders Party Hereto

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

WELLS FARGO BANK, N.A.,

as Syndication Agent

MUFG UNION BANK, N.A.,

as Documentation Agent

and

J.P. MORGAN SECURITIES LLC,

as Sole Bookrunner and Lead Arranger

$150,000,000 Senior Secured Credit Facility

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Section 11.19.	Reallocation of Commitments and Loans	116
Section 11.20.	Release of Guarantees and Liens	116
Section 11.21.	Flood Insurance Regulation	117
Section 11.22.	Acknowledgment and Consent to Bail-In of EEA Financial Institutions	117

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EXHIBITS:

Exhibit A — Form of Assignment and Assumption
Exhibit B — Form of Counterpart Agreement
Exhibit C — Form of Interest Election Request
Exhibit D — Form of Note
Exhibit E — Form of Lender Certificate
Exhibit F — Form of Tax Certificates

SCHEDULES:

Schedule 1.01 — Existing Letters of Credit
Schedule 2.01 — Applicable Percentages and Commitments
Schedule 4.04 — Material Liabilities
Schedule 4.06 — Disclosed Matters
Schedule 4.13 — Capitalization
Schedule 7.01 — Existing Indebtedness
Schedule 7.02 — Existing Liens
Schedule 7.04 — Incentive Oil and Gas Interests
Schedule 7.06(c) — Investment Commitments
Schedule 7.06(g) — Existing Investments
Schedule 7.06(l) — Costs Relating to Incentive Oil and Gas Interests
Schedule 7.09 — Transactions with Affiliates

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This THIRD AMENDED AND RESTATED CREDIT AGREEMENT, dated as of April 23, 2014, is among CLAYTON WILLIAMS ENERGY, INC., a Delaware corporation, as Borrower, CERTAIN SUBSIDIARIES OF BORROWER, as Guarantors, the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

RECITALS

WHEREAS, the Borrower, certain Subsidiaries of the Borrower, certain of the Lenders and JPMorgan Chase Bank, N.A., as administrative agent, have entered into that certain Second Amended and Restated Credit Agreement, dated as of November 29, 2010 (as amended, supplemented or otherwise modified from time to time prior to the Effective Date, the “Original Credit Agreement”), pursuant to which the lenders party thereto agreed to provide the Borrower with a revolving credit facility in the form and upon the terms and conditions set forth therein;

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend and restate the Original Credit Agreement in its entirety, and the Administrative Agent and the Lenders have agreed to do so upon the terms and conditions set forth herein; and

WHEREAS, it is the intent of the parties hereto that this Agreement shall not constitute a novation of the obligations and liabilities existing under the Original Credit Agreement or constitute repayment of any such obligations and liabilities and that this Agreement shall amend and restate the Original Credit Agreement in its entirety.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto hereby agree that the Original Credit Agreement is hereby amended and restated in its entirety to read as set forth herein:

Article I

Definitions

Section 1.01.         Defined Terms.  As used in this Agreement, the following terms have the meanings specified below:

“ABR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, bear interest at a rate determined by reference to the Alternate Base Rate.

“Acquisition” means, the acquisition by the Borrower or any Restricted Subsidiary, whether by purchase, merger (and, in the case of a merger with any such Person, with such Person being the surviving corporation) or otherwise, of all or substantially all of the Equity Interest of, or all or substantially all of the business, property or fixed assets of or business line or unit or a division of, any other Person primarily engaged in the business of producing oil or natural gas or the acquisition by the Borrower or any Restricted Subsidiary of property or assets consisting of Oil and Gas Interests.

“Adjusted LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

“Administrative Agent” means JPMorgan Chase Bank, N.A., in its capacity as contractual representative of the Lenders hereunder pursuant to Article X and not in its individual capacity as a Lender, and any successor agent appointed pursuant to Article X.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Advance Payment Contract” means any contract whereby any Credit Party either (a) receives or becomes entitled to receive (either directly or indirectly) any payment (an “Advance Payment”) to be applied toward payment of the purchase price of Hydrocarbons produced or to be produced from Oil and Gas Interests owned by any Credit Party and which Advance Payment is, or is to be, paid in advance of actual delivery of such production to or for the account of the purchaser regardless of such production, or (b) grants an option or right of refusal to the purchaser to take delivery of such production in lieu of payment, and, in either of the foregoing instances, the Advance Payment is, or is to be, applied as payment in full for such production when sold and delivered or is, or is to be, applied as payment for a portion only of the purchase price thereof or of a percentage or share of such production; provided that inclusion of the standard “take or pay” provision in any gas sales or purchase contract or any other similar contract shall not, in and of itself, constitute such contract as an Advance Payment Contract for the purposes hereof.

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified, except with respect to an “Affiliate” of Ares, such term shall not include any portfolio company owned or controlled by Ares.

“Aggregate Commitment” means, at any time, the sum of the Commitments of all the Lenders at such time, as such amount may be reduced or increased from time to time pursuant to Section 2.02 and Section 2.03; provided that such amount shall not at any time exceed the lesser of (a) the Borrowing Base then in effect and (b) the Maximum Facility Amount. As of the Fourth Amendment Effective Date, the Aggregate Commitment is $100,000,000.

“Aggregate Commitment Usage” means, as of any date and for all purposes, the quotient, expressed as a percentage, of (a) the Aggregate Credit Exposure as of such date, divided by (b) the Aggregate Commitment as of such date.

“Aggregate Credit Exposure” means, as of any date of determination, the sum of the Credit Exposure of all of the Lenders as of such date.

“Agreement” means this Third Amended and Restated Credit Agreement, dated as of April 23, 2014, as it may be amended, amended and restated, supplemented or otherwise modified from time to time.

“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the NYFRB Rate in effect on such day plus ½ of 1% and (c) the Adjusted LIBO Rate for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1%, provided that, for the avoidance of doubt, the Adjusted LIBO Rate for any day shall be based on the LIBO Screen Rate at approximately 11:00 a.m. London time on such day.  Any change in the Alternate Base Rate due to a change in the Prime Rate, the NYFRB Rate or the Adjusted LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or the Adjusted LIBO Rate, respectively.

“Applicable Percentage” means, with respect to any Lender at any time, the percentage of the Aggregate Commitment represented by such Lender’s Commitment at such time; provided that in the case of Section 2.20 only, when a Defaulting Lender exists, “Applicable Percentage” shall mean the percentage of the Aggregate Commitment (disregarding any Defaulting Lender’s Commitment) represented by such Lender’s Commitment.  The initial amount of each Lender’s Applicable Percentage is as set forth on Schedule 2.01.  If the Aggregate Commitment has terminated or expired, the Applicable Percentage of any Lender shall be determined based upon the Aggregate Commitment most recently in effect, giving effect to any assignments and to any Lender’s status as a Defaulting Lender at the time of determination.

“Applicable Rate” means, with respect to any ABR Loan or Eurodollar Loan, or with respect to the Unused Commitment Fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption “ABR Spread”, “Eurodollar Spread” or “Unused Commitment Fee Rate”, as the case may be, based upon the Borrowing Base Usage applicable on such date:

Borrowing Base Usage:	ABR Spread	Eurodollar Spread	Unused Commitment Fee Rate
Equal to or greater than 90%	2.500%	3.500%	0.500%
Equal to or greater than 75% and less than 90%	2.250%	3.250%	0.500%
Equal to or greater than 50% and less than 75%	2.000%	3.000%	0.500%
Equal to or greater than 25% and less than 50%	1.750%	2.750%	0.500%
Less than 25%	1.500%	2.500%	0.500%

Each change in the Applicable Rate shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next change.

“Approved Counterparty” means, at any time and from time to time, (a) any Person that is approved by the Administrative Agent (such approval not to be unreasonably withheld) and has (or the credit support provider of such Person has), at the time the Borrower or any Restricted Subsidiary enters into a Swap Agreement with such Person, a long term senior unsecured debt credit rating of BBB+ or better from S&P or Baal or better from Moody’s and (b) any Lender Counterparty.

“Approved Fund” has the meaning assigned to such term in Section 11.04.

“Approved Petroleum Engineer” means (a) Netherland, Sewell & Associates, Inc., (b) Ryder Scott Company Petroleum Consultants, L.P., (c) Williamson Petroleum Consultants, Inc., or (d) any reputable firm of independent petroleum engineers selected by the Borrower and reasonably acceptable to the Administrative Agent.

“Ares” means (a) Ares Management LLC, its Affiliated investment managers and funds or accounts managed by any of them (but excluding any portfolio companies that are owned in whole or in part by any of the foregoing) and (b) any other Affiliates of Ares Management LLC or any “person” or “group” of related persons (as such terms are used in sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) sharing voting power with Ares Management LLC.

“Asset Coverage Reserve Report” has the meaning assigned to such term in the Second Lien Credit Agreement.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee, and accepted by the Administrative Agent, in the form of Exhibit A or any other form approved by the Administrative Agent.

“Availability Period” means the period from and including the Effective Date to but excluding the earlier of the Maturity Date and the date of termination of the Aggregate Commitment.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Bankruptcy Code” means chapter 11 of the United States Bankruptcy Code.

“Bankruptcy Event” means, with respect to any Person, such Person becomes the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment, provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority or instrumentality thereof,  unless such ownership interest results in or provides such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permits such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person.

“Board” means the Board of Governors of the Federal Reserve System of the United States of America.

“Borrower” means Clayton Williams Energy, Inc., a Delaware corporation, and its successors and permitted assigns.

“Borrowing” means Loans of the same Type, made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect.

“Borrowing Base” means, at any time an amount equal to the amount determined in accordance with Section 3.01, as the same may be redetermined, adjusted or reduced from time to time pursuant to Article III.

“Borrowing Base Deficiency” means, as of any date, the amount, if any, by which the Aggregate Credit Exposure on such date exceeds the Borrowing Base in effect on such date; provided, that, for purposes of determining the existence and amount of any Borrowing Base Deficiency, obligations under any Letter of Credit will not be deemed to be outstanding to the extent such obligations are secured by cash in the manner contemplated by Section 2.06(j).

“Borrowing Base Properties” means all Oil and Gas Interests of the Borrower and the Restricted Subsidiaries evaluated by the Lenders for purposes of establishing the Borrowing Base.

“Borrowing Base Usage” means, as of any date and for all purposes, the quotient, expressed as a percentage, of (i) the Aggregate Credit Exposure as of such date, divided by (ii) the Borrowing Base as of such date.

“Borrowing Request” means a request by the Borrower for a Borrowing in accordance with Section 2.05.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that, when used in connection with a Eurodollar Loan, the term “Business Day” shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

“Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases or lease obligations on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

“Cash Collateral Account” means a deposit account with, and in the name of, the Administrative Agent, for the benefit of the Lenders, established and maintained for the deposit of cash collateral required under or in connection with this Agreement and the other Loan Documents.

“Cash Management Agreements” means the agreements, documents, certificates and instruments evidencing any Cash Management Obligations of any Credit Party.

“Cash Management Obligations” means, with respect to any Credit Party, any obligations of such Credit Party owed to any Lender (or any Affiliate of any Lender) in respect of treasury management arrangements (including controlled disbursement, automated clearinghouse transactions, return items, overdrafts and interstate depository network services), depositary or other cash management services, including commercial credit card and merchant card services.

“Change in Law” means the occurrence after the date of this Agreement or, with respect to the Administrative Agent or any Lender, such later date on which the Administrative Agent or such Lender becomes a party to this Agreement of (a) the adoption of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the interpretation or application thereof by any Governmental Authority or (c) compliance by any Lender or the Issuing Bank (or, for purposes of Section 2.15(b), by any lending office of such Lender or by such Lender’s or the Issuing Bank’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement; provided that, notwithstanding anything herein to the contrary,  (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall be deemed to be a “Change in Law” regardless of the date enacted, adopted or issued.

“Change of Control” means

(a) any “person” or “group” of related persons (as such terms are used in sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), other than Ares, Clayton Williams, Jr., The Williams Children’s Partnership, Ltd. or any Related Party thereof (each, a “Permitted Holder”), is or becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that such person or group shall be deemed to have “beneficial ownership” of all shares that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 35% of the total voting power of the outstanding capital stock (excluding any debt securities convertible into equity) normally entitled to vote in the election of directors (“Voting Stock”) of the Borrower (or its successor by merger, consolidation or purchase of all or substantially all of its assets) (for purposes of this clause, such person or group shall be deemed to beneficially own any Voting Stock held by a parent entity, if such person or group “beneficially owns” (as defined above), directly or indirectly, more than 35% of the voting power of the Voting Stock of such parent entity);

(b) the first day on which a majority of the members of the board of directors of the Borrower are not, as of any date of determination, either (i) a member of the board of directors of the Borrower on March 8, 2016, or (ii) individuals who were nominated for election or elected to the Borrower’s board of directors with the approval of the majority of the directors described in clause (i) (or approved for nomination or election by the majority of directors described in clause (i) or (ii) hereof) who were members of the Borrower’s board of directors at the time of such nomination or election;

(c) the occurrence of a “Change of Control” as such term is defined in the Indenture; or

(d) the occurrence of a “Change of Control” as such term is defined in the Second Lien Credit Agreement.

“Charges” has the meaning assigned to such term in Section 11.13.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Collateral” means all assets, whether now owned or hereafter acquired by any Borrower or any other Credit Party, in which a Lien is granted or purported to be granted to any Secured Party as security for any Obligation.

“Commitment” means, with respect to each Lender, the commitment of such Lender to make Loans and to acquire participations in Letters of Credit hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s Credit Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.02, (b) increased from time to time as a result of such Lender delivering a Lender Certificate pursuant to Section 2.03, and (c) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 11.04.  The amount of each Lender’s Commitment as of the Fourth Amendment Effective Date is set forth on Schedule 2.01.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Consolidated Current Assets” means, as of any date of determination, the total of (a) the consolidated current assets of the Borrower and the Restricted Subsidiaries determined in accordance with GAAP as of such date, plus, all Unused Commitments as of such date, less (b) any non-cash assets required to be included in consolidated current assets of the Borrower and the Restricted Subsidiaries as a result of the application of FASB Accounting Standards Codification (“ASC”) 815 as of such date.

“Consolidated Current Liabilities” means, as of any date of determination, the total of (a) consolidated current liabilities of the Borrower and the Restricted Subsidiaries, as determined in accordance with GAAP as of such date, less (b) current maturities of the Loans, less (c) any non-cash obligations required to be included in consolidated current liabilities of the Borrower and the Restricted Subsidiaries as a result of the application of FASB ASC 815 as of such date, less (d) the current portion of any operating lease obligations to the extent included in the calculation of consolidated current liabilities of the Borrower and the Restricted Subsidiaries.

“Consolidated Current Ratio” means, as of any date of determination, the ratio of Consolidated Current Assets to Consolidated Current Liabilities as of such date.

“Consolidated EBITDAX” means, with respect to the Borrower and its Restricted Subsidiaries for any period, Consolidated Net Income for such period plus, without duplication and to the extent deducted in the calculation of Consolidated Net Income for such period, the sum of (a) income or franchise Taxes paid or accrued; (b) Consolidated Net Interest Expense; (c) amortization, depletion and depreciation expense; (d) any non-cash losses or charges on any Swap Agreement resulting from the application of FASB ASC 815 for that period; (e) oil and gas exploration expenses (including all drilling, completion, geological and geophysical costs) for such period; (f) losses from Dispositions of assets outside of the ordinary course of business and other extraordinary or non-recurring losses; (g)  restructuring costs that have been incurred or expensed in an amount not to exceed $10,000,000 in the aggregate over the Availability Period, which costs shall be itemized on the most recently delivered compliance certificate delivered pursuant to Section 6.01 and are otherwise reasonably acceptable to the Administrative Agent, and (h) all other non-cash charges, expenses or losses (excluding non-cash charges that constitute accruals for future cash charges); minus, to the extent included in the calculation of Consolidated Net Income, the sum of (i) any non-cash gains on any Swap Agreements resulting from the application of FASB ASC 815 for that period; (ii) extraordinary or non-recurring gains; (iii) gains from Dispositions of assets outside of the ordinary course of business; and (iv) all other non-cash gains; provided that, with respect to the determination of the Borrower’s compliance with the Consolidated Senior Debt Leverage Ratio set forth in Section 7.13(b) for any period, Consolidated EBITDAX shall be adjusted to give effect, on a pro forma basis and consistent with GAAP, to any Acquisitions or Dispositions made during such period as if such Acquisition or Disposition, as the case may be, was made at the beginning of such period.

“Consolidated Funded Indebtedness” means, as of any date, without duplication, Indebtedness of the Borrower and its Restricted Subsidiaries of the type described in clauses (a), (b), (c), (d), (e), (f), (g) or (h) of the definition of Indebtedness.

“Consolidated Net Income” means for any period, the consolidated net income (or loss) of the Borrower and its Restricted Subsidiaries, as applicable, determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded (a) the income (or loss) of any Person accrued prior to the date it becomes a Restricted Subsidiary of the Borrower, or is merged into or consolidated with the Borrower or any of its Restricted Subsidiaries, as applicable, (b) the undistributed earnings of any Restricted Subsidiary of the Borrower, to the extent that the declaration or payment of dividends or similar distributions by such Restricted Subsidiary is not at the time permitted by the terms of any contractual obligation (other than under any Loan Document) or by any law applicable to such Restricted Subsidiary and (c) the income (or loss) of any Person in which any other Person (other than the Borrower or any of its Restricted Subsidiaries) has an Equity Interest, except to the extent of the amount of dividends or other distributions actually paid in cash to the Borrower or any of its Restricted Subsidiaries during such period.

“Consolidated Net Interest Expense” means, for the Borrower and the Restricted Subsidiaries on a consolidated basis for any period, the sum of (a) aggregate interest expense, amortization or writeoff of debt discount and debt issuance costs and commissions, discounts and other fees, expenses and charges associated with Indebtedness plus (b) capitalized interest, minus (c) interest income, in each case determined in accordance with GAAP.

“Consolidated Senior Debt” means, as of any date, without duplication, Indebtedness of the Borrower and its Restricted Subsidiaries owed to the Administrative Agent, the Issuing Bank, the Lenders or any of them under any Loan Document, whether for principal, interest (including post-petition interest), reimbursement of amounts drawn under any Letter of Credit, funding indemnification amounts, fees, expenses, indemnification or otherwise.

“Consolidated Senior Debt Leverage Ratio” means, with respect to any fiscal quarter, the ratio of (a) Consolidated Senior Debt as of the end of such fiscal quarter, to (b) Consolidated EBITDAX for the trailing four fiscal quarter period ending on the last day of such fiscal quarter.

“Consolidated Subsidiaries” means, for any Person, any Subsidiary or other entity the accounts of which would be consolidated with those of such Person in its consolidated financial statements in accordance with GAAP.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise.  “Controlling” and “Controlled” have meanings correlative thereto.

“Core Assets” means the Oil and Gas Interests of the Borrower and its Restricted Subsidiaries located in Reeves County, Texas (including, the pipeline assets of Clayton Williams Pipeline Corporation located in Reeves County, Texas).

“Counterpart Agreement” means a Counterpart Agreement substantially in the form of Exhibit B delivered by a Guarantor pursuant to Section 6.13.

“Credit Exposure” means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender’s Loans and its LC Exposure at such time.

“Credit Parties” means collectively, Borrower and each Guarantor, and each individually, a “Credit Party”.

“Crude Oil” means all crude oil and condensate.

“Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

“Defaulting Lender” means any Lender that (a) has failed, within two Business Days of the date required to be funded or paid, to (i) fund any portion of its Loans, (ii) fund any portion of its participations in Letters of Credit or (iii) pay over to the Administrative Agent, the Issuing Bank or any Lender any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Lender notifies the Administrative Agent in writing that such failure is the result of such Lender’s good faith determination that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied, (b) has notified the Borrower, the Administrative Agent or the Issuing Bank in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding a loan under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three Business Days after written request by the Administrative Agent or the Issuing Bank, acting in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations to fund prospective Loans and participations in then outstanding Letters of Credit under this Agreement, provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt by the Administrative Agent or the Issuing Bank of such certification in form and substance reasonably satisfactory to it and the Administrative Agent, or (d) has become the subject of (1) a Bankruptcy Event or (2) a Bail-In Action.

“Disclosed Matters” means the actions, suits and proceedings and the environmental matters disclosed in Schedule 4.06.

“Disposition” or “Dispose” means the sale, transfer, license, lease, exchange or other disposition (including any sale and leaseback transaction) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.

“Disqualified Stock” means any Equity Interest which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable for any consideration other than other Equity Interests (which would not constitute Disqualified Stock), pursuant to a sinking fund obligation or otherwise, or is redeemable for any consideration other than other Equity Interests (which would not constitute Disqualified Stock) at the sole option of the holder thereof, in whole or in part, on or prior to the date that is 91 days after the Maturity Date.

“Dollars” or “$” refers to lawful money of the United States of America.

“Domestic Subsidiary” means, with respect to any Person, a Subsidiary of such Person that is incorporated or formed under the laws of the United States of America, any state thereof or the District of Columbia.

“EEA Financial Institution” means (a) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Effective Date” means the date on which the conditions specified in Section 5.01 are satisfied (or waived in accordance with Section 11.02).

“Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

“Eligible Assignee” means any Person that qualifies as an assignee pursuant to Section 11.04(b)(i); provided that, notwithstanding the foregoing, “Eligible Assignee” shall not include the Borrower or any of the Borrower’s Affiliates or Subsidiaries.

“Engineered Value” means, the value attributed to the Borrowing Base Properties for purposes of the most recent Redetermination of the Borrowing Base pursuant to Article III (or for purposes of determining the Initial Borrowing Base in the event no such Redetermination has occurred), based upon the discounted present value of the estimated net cash flow to be realized from the production of Hydrocarbons from the Oil and Gas Interests as set forth in the Reserve Report.

“Environmental Laws” means all laws (including common law), rules, regulations, codes, ordinances, orders, determinations, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, pollution, the management, release or threatened release of any Hazardous Material or to health and safety matters.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of any Credit Party directly or indirectly resulting from or based upon (a) violation of or liability under any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal (or arrangement for the disposal) of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with any Credit Party, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

“ERISA Event” means (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the failure of any Plan to satisfy the minimum funding standard applicable to that Plan for a plan year under Section 412 of the Code or Section 302 of ERISA; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by any Credit Party or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by any Credit Party or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by any Credit Party or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by any Credit Party or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from any Credit Party or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“Eurodollar”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

“Event of Default” has the meaning assigned to such term in Article IX.

“Excluded Hedges” means, collectively, Swap Agreements that (a) are basis differential only swaps for volumes of Natural Gas included under other Swap Agreements permitted by Section 7.07(a) or (b) are a hedge of volumes of Crude Oil or Natural Gas by means of a price “floor” for which there exists no deferred obligation to pay the related premium or other purchase price or the only deferred obligation is to either pay the premium or other purchase price on each settlement date so long as such settlement date occurs at least monthly, or pay the financing for such premium or other purchase price.

“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guarantee of such Guarantor or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender (including any Issuing Bank), U.S. Federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan, Letter of Credit or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan, Letter of Credit or Commitment (other than pursuant to an assignment request by the Borrower under Section 2.19(b)) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.17, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender acquired the applicable interest in a Loan, Letter of Credit or Commitment or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.17(f) and (d) any U.S. Federal withholding Taxes imposed under FATCA.

“Existing Letters of Credit” means the letters of credit issued under the Original Credit Agreement and set forth on the attached Schedule 1.01.

“Existing Senior Notes” means the 7¾% Senior Notes due April 1, 2019 issued by the Borrower pursuant to and in accordance with the terms of the Indenture.

“Existing Senior Notes Indenture” means that certain Indenture dated as of March 16, 2011, by and between the Borrower, as issuer, and Wells Fargo Bank, National Association, as trustee, as amended, restated, supplemented, renewed or extended or otherwise modified from time to time to the extent permitted by Section 7.15.

“Existing Swap Agreements” means any Swap Agreements entered into between any Credit Party and any Lender Counterparty (including any Lender Counterparty under and as defined in the Original Credit Agreement) prior to the Effective Date and in effect on the Effective Date.

“FASB” means Financial Accounting Standards Board.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), and any current or future regulations or official interpretations thereof and any agreement entered into pursuant to Section 1471(b)(1) of the Code.

“Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions, as determined in such manner as the NYFRB shall set forth on its public website from time to time, and published on the next succeeding Business Day by the NYFRB as the federal funds effective rate.

“Fee Letter” means that certain fee letter, dated April 23, 2014, among the Borrower, the Administrative Agent and the Lead Arranger.

“Financial Officer” means the chief financial officer, principal accounting officer, treasurer or controller of any Credit Party.  Any document delivered hereunder that is signed by a Financial Officer of a Credit Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Credit Party and such Financial Officer shall be conclusively presumed to have acted on behalf of such Credit Party.

“First Amendment Effective Date” means November 12, 2014.

“Foreign Lender” means a Lender that is not a U.S. Person.

“Fourth Amendment Effective Date” means March [  ], 2016.

“GAAP” means generally accepted accounting principles in the United States of America as in effect from time to time subject to the terms and conditions set forth in Section 1.04.

“Gas Balancing Agreement” means any agreement or arrangement whereby the Borrower or any Restricted Subsidiary, or any other party having an interest in any Hydrocarbons to be produced from Oil and Gas Interests in which the Borrower or any Restricted Subsidiary owns an interest, has a right to take more than its proportionate share of production therefrom.

“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity properly exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Guarantee” of or by any Person (in this definition, the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment

of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.

“Guaranteed Liabilities” has the meaning assigned to such term in Section 8.01.

“Guarantor” means the Borrower (with respect to the Obligations of the other Credit Parties) and each Material Restricted Subsidiary that is a party hereto or hereafter executes and delivers to the Administrative Agent and the Lenders, a Counterpart Agreement pursuant to Section 6.13 or otherwise.

“Hazardous Materials”  means all explosive or radioactive materials, substances or wastes and all hazardous or toxic materials, substances or wastes or other chemicals or pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other materials, substances or wastes of any nature regulated pursuant to, or for which liability or standards of conduct may be imposed under, any Environmental Law.

“Hedge Modification” means the amendment, modification, cancellation, monetization, sale, transfer, assignment, early termination or other disposition of any Swap Agreement (including any Existing Swap Agreement) by any Credit Party for Crude Oil or Natural Gas.

“Hydrocarbons” means all Crude Oil and Natural Gas produced from or attributable to the Oil and Gas Interests of the Credit Parties.

“Impacted Interest Period” has the meaning assigned to it in the definition of “LIBO Rate.”

“Incentive Partnership” means any trust or limited partnership to which a Credit Party, as general partner, contributes a portion of its after-payout working interest in wells drilled within certain areas, and key employees and consultants who promote the drilling and acquisition programs, as limited partners contribute cash.

“Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (d) all obligations of such Person in respect of the deferred purchase price of property or services (excluding those incurred in the ordinary course of business which are not greater than sixty (60) days past the date of invoice or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP), (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed by such Person, but limited to the lesser of (i) the amount of such Indebtedness and (ii) the fair market value of the property securing such Indebtedness, (f) all Guarantees by such Person of Indebtedness of others to the extent of the lesser of the amount of such Indebtedness and the maximum stated amount of such Guarantee, (g) all Capital Lease Obligations of such Person, (h) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (i) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances, (j) all net obligations (after giving effect to any netting requirements) under any Swap Agreement that such Person would be required to pay if the Swap Agreement were terminated at such time, (k) attributable Indebtedness in respect of Sale and Leaseback Transactions and (l) with respect to any Production Payment and Reserve Sale, any warranties or guaranties of production or payment by such Person with respect to such Production Payment and Reserve Sale but excluding other contractual obligations of such Person with respect to such Production Payment and Reserve Sale.  The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.  Notwithstanding anything to the contrary contained herein, after giving effect to the netting contemplated by clause (j) above, (a) in no event shall any Warrants be deemed to constitute Indebtedness for purposes of this Agreement and the other Loan Documents and (b) in no event shall any amounts owing to any Credit Party under any Swap Agreement be deemed to reduce Indebtedness.

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Credit Party under any Loan Document and (b) to the extent not otherwise described in (a) hereof, Other Taxes.

“Indemnitee” has the meaning assigned to such term in Section 11.03.

“Indenture” means with respect to (a) the Existing Senior Notes, the Existing Senior Notes Indenture and (b) any other Senior Notes, any indenture by and among any Credit Party, as issuer, and a trustee, pursuant to which such Senior Notes are issued, in each case, as the same may be amended, restated, supplemented, renewed or extended or otherwise modified from time to time to the extent permitted by Section 7.15.

“Ineligible Institution” has the meaning assigned to it in Section 11.04(b).

“Information” has the meaning assigned to such term in Section 11.12.

“Initial Borrowing Base” has the meaning assigned to such term in Section 3.01.

“Intercreditor Agreement” means that certain Intercreditor Agreement, dated as of March 8, 2016, among the Administrative Agent, the Second Lien Administrative Agent, the Borrower and the other Credit Parties party thereto, as the same may be amended, supplemented or otherwise modified from time to time.

“Interest Election Request” means a request by the Borrower to convert or continue a Borrowing in accordance with Section 2.08.

“Interest Payment Date” means (a) with respect to any ABR Loan, the last day of each March, June, September and December, and (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period.

“Interest Period” means with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter, as the Borrower may elect; provided, that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (b) any Interest Period pertaining to a Eurodollar Borrowing that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period.  For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

“Interpolated Rate” means, at any time, for any Interest Period, the rate per annum (rounded  to the same number of decimal places as the LIBO Screen Rate)  determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the LIBO Screen Rate for the longest period for which the LIBO Screen Rate is available) that is shorter than the Impacted Interest Period; and (b) the LIBO Screen Rate for the shortest period (for which that Screen Rate is available) that exceeds the Impacted Interest Period, in each case, at such time.

“IRS” means the United States Internal Revenue Service.

“Issuing Bank” means JPMorgan Chase Bank, N.A., in its capacity as the issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.06(i).  The Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

“LC Disbursement” means a payment made by the Issuing Bank pursuant to a Letter of Credit.

“LC Exposure” means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrower at such time.  The LC

Exposure of any Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time.

“Lead Arranger” means J.P. Morgan Securities LLC in its capacity as the lead arranger.

“Lender Certificate” has the meaning assigned to such term in Section 2.03.

“Lender Counterparty” means any Lender or any Affiliate of a Lender counterparty to a Swap Agreement with any Credit Party.

“Lender Hedging Obligations” means all obligations arising from time to time under Swap Agreements permitted hereunder and entered into from time to time between any Credit Party and a Lender Counterparty (including any such obligations under any Existing Swap Agreements); provided that if such Lender Counterparty ceases to be a Lender hereunder or an Affiliate of a Lender hereunder, Lender Hedging Obligations shall only include such obligations to the extent arising from transactions entered into at the time such Lender Counterparty was a Lender hereunder or an Affiliate of a Lender hereunder pursuant to any Swap Agreement or any Existing Swap Agreement.

“Lender Parent” means, with respect to any Lender, any Person as to which such Lender is, directly or indirectly, a Subsidiary.

“Lenders” means the Persons listed on Schedule 2.01 and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption or a Lender Certificate, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption. Unless the context otherwise requires, the term “Lenders” includes the Issuing Bank.

“Letter of Credit” means each Existing Letter of Credit and any letter of credit issued pursuant to this Agreement.

“LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period, the London interbank offered rate as administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate for U.S. Dollars for a period equal in length to such Interest Period as displayed on pages LIBOR01 or LIBOR02 of the Reuters screen that displays such rate (or, in the event such rate does not appear on a Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion; in each case the “LIBO Screen Rate”) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period; provided that,  if the LIBO Screen Rate shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement and provided, further, if the LIBO Screen Rate shall not be available at such time for such Interest Period (an “Impacted Interest Period”) then the LIBO Rate shall be the Interpolated Rate, provided, that, if any Interpolated Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“LIBO Screen Rate” has the meaning assigned to it in the definition of “LIBO Rate.”

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“Loan Documents” means this Agreement, any promissory notes executed in connection herewith, the Security Instruments, the Intercreditor Agreement, the Letters of Credit (and any applications therefore and reimbursement agreements related thereto), the Fee Letter and any other agreements executed by any Credit Party in connection with this Agreement and designated as a Loan Document therein.

“Loans” means the loans made by the Lenders to the Borrower pursuant to this Agreement.

“Majority Lenders” means, at any time, Lenders having Credit Exposures and Unused Commitments representing more than fifty percent (50%) of the sum of the Aggregate Credit Exposure and all Unused Commitments at such time or, if the Aggregate Commitment has been terminated, Lenders having Credit Exposures representing more than fifty percent (50%) of the Aggregate Credit Exposure at such time.

“Material Adverse Effect” means a material adverse effect on (a) the business, assets, operations, financial condition or results of operations of the Borrower and its Restricted Subsidiaries taken as a whole, (b) the ability of any Credit Party to perform any of its obligations under this Agreement and the other Loan Documents or (c) the validity or enforceability of any Loan Document against any Credit Party which is a party thereto or the rights of or benefits available to the Lenders under this Agreement and the other Loan Documents.

“Material Gas Imbalance” means, with respect to all Gas Balancing Agreements to which Borrower or any Restricted Subsidiary is a party or by which any Oil and Gas Interests owned by Borrower or a Restricted Subsidiary is bound, a net overproduced gas imbalance to Borrower and the Restricted Subsidiaries, taken as a whole, in excess of $750,000.

“Material Indebtedness” means Indebtedness (other than the Loans and Letters of Credit), or obligations in respect of one or more Swap Agreements, of the Borrower or any one or more of the Restricted Subsidiaries in an aggregate principal amount exceeding $10,000,000.  For purposes of determining Material Indebtedness, the “principal amount” of the obligations of the Borrower or any Restricted Subsidiary in respect of any Swap Agreement at any time shall be the Swap Termination Value.

“Material Restricted Subsidiary” means any Restricted Subsidiary that is a Domestic Subsidiary and that is not a Non-Material Restricted Subsidiary.

“Material Sales Contract” means, as of any date of determination, any agreement for the sale of Hydrocarbons from the Oil and Gas Interests to which the Borrower or any Restricted Subsidiary is a party if the aggregate volume of Hydrocarbons sold pursuant to such agreement during the twelve months immediately preceding such date equals or exceeds 15% of the aggregate volume of Hydrocarbons sold by the Borrower and the Restricted Subsidiaries, on a consolidated basis, from the Oil and Gas Interests during the twelve months immediately preceding such date.

“Maturity Date” means April 23, 2019; provided that if on or prior to October 1, 2018 the Existing Senior Notes are not either (a) amended to extend the scheduled repayment thereof until no earlier than October 23, 2019 or (b) retired, redeemed, defeased, repurchased, prepaid or refinanced with the proceeds of any Permitted Refinancing, the Loans or the issuance of Equity Interests of the Borrower (or any combination thereof) in accordance with Section 7.15, then “Maturity Date” shall mean October 1, 2018.

“Maximum Facility Amount” means $150,000,000.

“Maximum Liability” has the meaning assigned to such term in Section 8.10.

“Maximum Rate” has the meaning assigned to such term in Section 11.13.

“Moody’s” means Moody’s Investors Service, Inc.

“Mortgaged Properties” means the Oil and Gas Interests described in one or more duly executed, delivered and filed Mortgages evidencing a first and prior Lien in favor of the Administrative Agent for the benefit of the Secured Parties and subject only to the Liens permitted pursuant to Section 7.02.

“Mortgages” means all mortgages, deeds of trust, amendments to mortgages, security agreements, assignments of production, pledge agreements, collateral mortgages, collateral chattel mortgages, collateral assignments, financing statements and other documents, instruments and agreements evidencing, creating, perfecting or otherwise establishing the Liens on the Mortgaged Properties as required by Section 6.09, which shall be in form and substance reasonably satisfactory to the Administrative Agent.

“Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA to which any Credit Party or any ERISA Affiliate contributed or has any obligations (current or contingent).

“Natural Gas” means all natural gas, distillate or sulphur, natural gas liquids and all products recovered in the processing of natural gas (other than condensate) including, without limitation, natural gasoline, coalbed methane gas, casinghead gas, iso-butane, normal butane, propane and ethane (including such methane allowable in commercial ethane).

“Net Cash Proceeds” means, (A) with respect to any Disposition of any Borrowing Base Properties (including any Equity Interests of any Restricted Subsidiary owning Borrowing Base Properties) by the Borrower or any Restricted Subsidiary, the excess, if any, of (a) the sum of cash and cash equivalents received in connection with such sale, but only as and when so received, over (b) the sum of (i) the principal amount of any Indebtedness that is secured by such asset and that is required to be repaid in connection with the sale thereof (other than the Loans) and (ii) the out-of-pocket expenses incurred by the Borrower or such Restricted Subsidiary in connection with such sale, (B) with respect to any Permitted Refinancing or issuance of Senior

Notes, the cash proceeds received from such Permitted Refinancing or issuance of Senior Notes, as the case may be, net of underwriting discounts and commissions and other reasonable costs and expenses associated therewith, including reasonable legal fees and expenses, and (C) with respect to any Hedge Modification by the Borrower or any Restricted Subsidiary, the excess, if any, of (a) the sum of cash and cash equivalents received in connection with such Hedge Modification (after giving effect to any netting arrangements), over (b) the out-of-pocket expenses incurred by the Borrower or such Restricted Subsidiary in connection with such Hedge Modification.

“New Lender” shall have the meaning assigned to such term in Section 11.17.

“Non-Consenting Lender” has the meaning assigned to such term in Section 2.19(c).

“Non-Material Restricted Subsidiary” means any Restricted Subsidiary that (a) does not own or operate, by contract or otherwise, any Oil and Gas Interests included in the Borrowing Base Properties, (b) does not own assets, properties and interests having an aggregate fair market value in excess of $1,000,000 and (c) is not a party to any Guarantee of the Senior Notes or Second Lien Debt.

“NYFRB” means the Federal Reserve Bank of New York.

“NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a federal funds transaction quoted at 11:00 a.m. on such day received by the Administrative Agent from a Federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“Obligations” means (a) all obligations of every nature, contingent or otherwise, whether now existing or hereafter arising, of any Credit Party from time to time owed to the Administrative Agent, the Issuing Bank, the Lenders or any of them under any Loan Document, whether for principal, interest (including post-petition interest), reimbursement of amounts drawn under any Letter of Credit, funding indemnification amounts, fees, expenses, indemnification or otherwise, (b) Lender Hedging Obligations and (c) Cash Management Obligations; provided that the “Obligations” shall exclude any Excluded Swap Obligations.

“Off-Balance Sheet Liability” of a Person means (i) any repurchase obligation or liability of such Person with respect to accounts or notes receivable sold by such Person, (ii) any liability under any Sale and Leaseback Transaction which is not a Capital Lease Obligation, (iii) any liability under any so-called “synthetic lease” transaction entered into by such Person, (iv) any Material Gas Imbalance, (v) any Advance Payment Contract, or (vi) any obligation arising with respect to any other transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the balance sheets of such Person, but excluding from the foregoing clauses (iii) through (vi) operating leases and usual and customary oil, gas and mineral leases.

“Oil and Gas Interest(s)” means: (a) direct and indirect interests in and rights with respect to oil, gas, mineral and related properties and assets of any kind and nature, direct or indirect, including, without limitation, working, royalty and overriding royalty interests, mineral interests, leasehold interests, production payments, operating rights, net profits interests, other non-working interests, contractual interests, non-operating interests and rights in any pooled, unitized or communitized acreage by virtue of such interest being a part thereof; (b) interests in and rights with respect to Hydrocarbons and other minerals or revenues therefrom and contracts and agreements in connection therewith and claims and rights thereto (including oil and gas leases, operating agreements, unitization, communitization and pooling agreements and orders, division orders, transfer orders, mineral deeds, royalty deeds, oil and gas sales, exchange and processing contracts and agreements and, in each case, interests thereunder), and surface interests, fee interests, reversionary interests, reservations and concessions related to any of the foregoing; (c) easements, rights-of-way, licenses, permits, leases, and other interests associated with, appurtenant to, or necessary for the operation of any of the foregoing; (d) interests in oil, gas, water, disposal and injection wells, equipment and machinery (including well equipment and machinery), oil and gas production, gathering, transmission, compression, treating, processing and storage facilities (including tanks, tank batteries, pipelines and gathering systems), pumps, water plants, electric plants, gasoline and gas processing plants, refineries and other tangible or intangible, movable or immovable, real or personal property and fixtures located on, associated with, appurtenant to, or necessary for the operation of any of the foregoing; and (e) all seismic, geological, geophysical and engineering records, data, information, maps, licenses and interpretations.

“Organizational Documents” means (a) with respect to any corporation, its certificate or articles of incorporation, organization or formation, as amended, and its by-laws, as amended, (b) with respect to any limited partnership, its certificate of limited partnership or formation, as amended, and its partnership agreement, as amended, (c) with respect to any general partnership, its partnership agreement, as amended, and (d) with respect to any limited liability company, its certificate of formation or articles of organization, as amended, and its limited liability company agreement or operating agreement, as amended.

“Original Credit Agreement” has the meaning provided for such term in the first Recital to this Agreement.

“Original Loans” means the loans and other extensions of credit outstanding under the Original Credit Agreement as of the Effective Date.

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan, Letter of Credit or Loan Document).

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution,

delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.19).

“Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight Eurodollar borrowings by U.S.-managed banking offices of depository institutions (as such composite rate shall be determined by the NYFRB as set forth on its public website from time to time) and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate (from and after such date as the NYFRB shall commence to publish such composite rate).

“Participant” has the meaning assigned to such term in Section 11.04.

“Participant Register” has the meaning assigned to such term in Section 11.04.

“Payment Currency” has the meaning assigned to such term in Section 8.07.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

“PDP Coverage Ratio” means, as of any date of determination, the ratio of (a) PV10 of Proved Developed Producing Reserves to (b) the sum of (i) the Obligations and (ii) without duplication of clause (a) above, all obligations (after giving effect to any netting requirements) under any Swap Agreement that such Person would be required to pay if the Swap Agreement were terminated at such time, in each case, as of such date.  Notwithstanding anything to the contrary contained herein, after giving effect to the netting contemplated by clause (ii) above, in no event shall amounts owing to any Credit Party under any Swap Agreement result in a reduction of the obligations referred to in clause (b).

“Permitted Encumbrances” means:

(a)          Liens imposed by law for Taxes, assessments or other governmental charges or levies which are not yet delinquent or which (i) are being contested in good faith by appropriate proceedings diligently conducted, (ii) the Borrower or such Restricted Subsidiary, as applicable, has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (iii) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect;

(b)          carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other like Liens imposed by law, and contractual Liens granted to operators and non-operators under oil and gas operating agreements, in each case, arising in the ordinary course of business or incident to the exploration, development, operation and maintenance of Oil and Gas Interests and securing obligations that are not overdue by more than 60 days or which (i) are being contested in good faith by appropriate proceedings, (ii) the Borrower or such Restricted Subsidiary, as applicable, has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (iii) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect;

(c)                                  contractual Liens which arise in the ordinary course of business under operating agreements, oil and gas partnership agreements, oil and gas leases, farm-out agreements, division orders, contracts for the sale, transportation or exchange of oil and natural gas, unitization and pooling declarations and agreements, area of mutual interest agreements, overriding royalty agreements, marketing agreements, processing agreements, net profits agreements, development agreements, gas balancing or deferred production agreements, injection, repressuring and recycling agreements, salt water or other disposal agreements, seismic or other geophysical permits or agreements, and other agreements which are usual and customary in the oil and gas business and are for claims which are not delinquent or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP, that are taken into account in computing the net revenue interests and working interests of the Borrower or any of its Subsidiaries warranted in the Security Instruments or this Agreement, which Liens are limited to the Oil and Gas Interests and related property that is the subject of such agreement, arising out of or pertaining to the operation or the production or sale of Hydrocarbons produced from the Oil and Gas Interests, provided that any such Lien referred to in this clause does not materially impair the use of the property covered by such Lien for the purposes for which such property is held by the Borrower or any Restricted Subsidiary or materially impair the value of such property subject thereto;

(d)                                 pledges and deposits in connection with workers’ compensation, unemployment insurance and other social security laws or regulations;

(e)                                  Liens on cash and securities and deposits to secure the performance of bids, trade contracts, leases, statutory obligations (excluding Liens arising under ERISA), surety and appeal bonds, performance bonds and other obligations of a like nature, in each case which are in the ordinary course of business and which are in respect of obligations that are not delinquent or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP;

(f)                                   Liens arising solely by virtue of any statutory or common law provision relating to banker’s liens, rights of set-off or similar rights and remedies, or under general depositary agreements, and burdening only deposit accounts or other funds maintained with a creditor depository institution, provided that no such deposit account is a dedicated cash collateral account or is subject to restrictions against access by the depositor in excess of those set forth by regulations promulgated by the Board and no such deposit account is intended by Borrower or any of its Restricted Subsidiaries to provide collateral to the depository institution;

(g)                                  judgment liens in respect of judgments that do not constitute an Event of Default under clause (k) of Article IX;

(h)                                 easements, zoning restrictions, rights-of-way, servitudes, permits, surface leases, and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and that, in the aggregate, do not materially detract from the value of the affected property or materially impair the use of the affected property or interfere with the ordinary conduct of business of the Borrower or any Restricted Subsidiary;

(i)                                     royalties, overriding royalties, reversionary interests and similar burdens granted by the Borrower or any Restricted Subsidiary with respect to the Oil and Gas Interests owned by the Borrower or such Restricted Subsidiary, as the case may be, if the net cumulative effect of such burdens does not operate to deprive the Borrower or any Restricted Subsidiary of any material right in respect of its assets or properties (except for rights customarily granted with respect to such interests) and the net cumulative effect is deducted in the calculation of Engineered Value;

(j)                                    Liens arising from Uniform Commercial Code financing statement filings regarding operating leases entered into by the Borrower or any Restricted Subsidiary in the ordinary course of business covering the property under the lease;

(k)                                 unperfected Liens reserved in leases (other than oil and gas leases) or arising by operation of law for rent or compliance with the lease in the case of leasehold estates; and

(l)                                     defects in or irregularities of title (other than defects or irregularities of title to Oil and Gas Interests), if such defects or irregularities do not deprive the Borrower or any Restricted Subsidiary of any material right in respect of its assets or properties;

provided that the term “Permitted Encumbrances” shall not include any Lien securing Indebtedness.

“Permitted Investments” means:

(a) U.S. Government Securities;

(b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody’s;

(c) investments in certificates of deposit, banker’s acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000;

(d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above; and

(e) money market funds that (i) comply with the criteria set forth in Securities and Exchange Commission Rule 2a-7 under the Investment Company Act of 1940, (ii) are rated AAA by S&P and Aaa by Moody’s and (iii) have portfolio assets of at least $5,000,000,000.

“Permitted Junior Liens” means a Lien, junior to the Liens securing the Obligations and the obligations under the Second Lien Loan Documents, granted by the Borrower and any Guarantor in favor of the holders of Permitted Junior Lien Debt (or any collateral agent, trustee or representative in connection therewith), at any time, upon any property of the Borrower or any Guarantor to secure the Permitted Junior Lien Obligations.

“Permitted Junior Lien Debt” means any Indebtedness of the Borrower and the Guarantors constituting a Permitted Refinancing of the Senior Notes to the extent permitted by Section 7.01(g) and Section 7.15 that is secured by a Permitted Junior Lien and that is subject to the Intercreditor Agreement.

“Permitted Junior Lien Obligations” means Permitted Junior Lien Debt and all other obligations in respect thereof.

“Permitted Refinancing” means any Indebtedness of the Borrower or any Restricted Subsidiary, and Indebtedness constituting Guarantees thereof by the Borrower or any Restricted Subsidiary, incurred or issued in exchange for, or renewing or extending, or the Net Cash Proceeds of which are used to extend, refinance, renew, replace, defease or refund, Existing Senior Notes, in whole or in part, from time to time; provided that (a) the principal amount of such Permitted Refinancing does not exceed the principal amount of the Indebtedness being so refinanced (it being understood and agreed that (i) if the principal amount of the Indebtedness being so refinanced is reduced in connection with a debt exchange or similar transaction, then the principal amount of such Permitted Refinancing shall not exceed the principal amount of the Indebtedness being so refinanced after taking into account any discount or reduction that may have resulted from such exchange or similar transaction and (ii) such Permitted Refinancing shall not consist of additional borrowings or issuances of Indebtedness above what is required to refinance the Indebtedness being so refinanced), (b) such Permitted Refinancing does not provide for any scheduled repayment, mandatory redemption or payment of a sinking fund obligation prior to the date that is 180 days after the fifth anniversary of the Effective Date (except for any customary offer to redeem such Indebtedness required as a result of asset sales or the occurrence of a “Change of Control” under and as defined in the Indenture), (c) the covenant, default and remedy provisions of such Permitted Refinancing, taken as a whole, are not materially more restrictive to the Borrower and its Subsidiaries than those imposed by the Existing Senior Notes being refinanced, (d) the mandatory prepayment, repurchase and redemption provisions of such Permitted Refinancing, taken as a whole, are not materially more restrictive to the Borrower and its Subsidiaries than those imposed by the Existing Senior Notes being refinanced, (e) the cash interest rate, the overall effective interest cost and the weighted average yield (with the comparative determinations to be made by the Administrative Agent in a manner consistent with generally accepted finance practices) applicable to such Permitted Refinancing does not exceed the greater of (i) the cash interest rate, the overall effective interest cost and the weighted average yield (as calculated above) of the Existing Senior Notes being refinanced and (ii) the prevailing market cash interest rate, overall effective interest cost and weighted average yield (as calculated above) then in effect for similarly situated credits at the time such Permitted Refinancing is incurred (provided that such cash interest rate, the overall effective interest cost and the weighted average yield (as calculated above) shall not in any event exceed 17.5%), (f) (i) the default interest rate shall not exceed the applicable non-default interest rate by more than two percent (2.0%) per annum and (ii) any make-whole premiums, non-call protections or other premiums must be on prevailing market terms (provided that in no event shall a make-whole premium, non-call protection or other premium period be in excess of 60% of the overall maturity period of the Permitted Refinancing), (g) such Permitted Refinancing is unsecured or secured solely by Permitted Junior Liens, (h) no Subsidiary of the Borrower is required to Guarantee such Permitted Refinancing unless such Subsidiary is (or concurrently with any such Guarantee becomes) a Guarantor hereunder, and (i) to the extent such Permitted Refinancing is or is intended to be expressly subordinate to the payment in full of all of the Obligations, the subordination provisions contained therein are either (x) on substantially the same terms or at least as favorable to the Secured Parties as the subordination provisions contained in the Existing Senior Notes being refinanced or (y) reasonably satisfactory to the Administrative Agent and the Majority Lenders.

“Permitted Second Lien Refinancing” means any Indebtedness of the Borrower or any Restricted Subsidiary, and Indebtedness constituting Guarantees thereof by the Borrower or any Restricted Subsidiary, incurred or issued in exchange for, or renewing or extending, or the Net Cash Proceeds of which are used to extend, refinance, renew, replace, defease or refund, the Second Lien Credit Agreement, in whole only, from time to time; provided that such Permitted Second Lien Refinancing shall be incurred in compliance with Section 7.16.

“Permitted Second Lien Refinancing Charges” means, without duplication, (a) any payment-in-kind interest in connection with the Second Lien Debt hereunder and (b) any payment-in-kind interest, make-whole amounts, prepayment premiums and costs, fees and expenses, in each case, in connection with a Permitted Second Lien Refinancing.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Petroleum Industry Standards” means Definitions for Oil and Gas Reserves promulgated by the Society of Petroleum Engineers (or any generally recognized successor) as in effect at the time in question.

“Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which any Credit Party or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

“Prime Rate” means the rate of interest per annum publicly announced from time to time by JPMorgan Chase Bank as its prime rate in effect at its office located at 270 Park Avenue, New York, New York; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

“Production Payment and Reserve Sale” means the grant or transfer by the Borrower or any of its Restricted Subsidiaries to any Person of a royalty, overriding royalty, net profits interest, production payment, partnership or other interest in Oil and Gas Interests, reserves or the right to receive all or a portion of the production or the proceeds from the sale of production attributable to such properties where the holder of such interest has recourse solely to such production or proceeds of production, subject to the obligation of the grantor or transferor to operate and maintain, or cause the subject interests to be operated and maintained, in a reasonably prudent manner or other customary standard or subject to the obligation of the grantor or transferor to indemnify for environmental, title or other matters customary in the oil and gas business, including any such grants or transfers pursuant to incentive programs on terms that are reasonably customary in the oil and gas business for geologists, geophysicists or other providers of technical services to the Borrower or any of its Restricted Subsidiaries.

“Projections” means the Borrower’s forecasted (a) balance sheets, (b) profit and loss statements, and (c) cash flow statements, all prepared on a basis consistent with the historical financial statements described in Section 4.04 and after giving effect to the Transactions, together with appropriate supporting details and a statement of underlying assumptions, in each case in form and substance satisfactory to the Lenders and for the period from the Effective Date through December 31, 2015.

“Proved Developed Producing Reserves” means oil and gas reserves that, in accordance with Petroleum Industry Standards, are classified as both “Proved Reserves” and “Developed Producing Reserves.”

“Proved Reserves” means oil and gas reserves that, in accordance with Petroleum Industry Standards, are classified as both “Proved Reserves” and one of the following: (a) “Developed Producing Reserves”, (b) “Developed Non-Producing Reserves” or (c) “Undeveloped Reserves”.

“Public-Sider” means a Lender or any representative of such Lender that does not want to receive material non-public information within the meaning of the federal and state securities laws.

“PV10” means, in respect of the Proved Developed Producing Reserves of any Credit Parties’ Oil and Gas Interests set forth in the most recently delivered Reserve Report, the present value of future cash flows (discounted at ten percent (10%) per annum) (a) calculated in accordance with SEC guidelines but using Strip Price for crude oil and natural gas liquids (WTI Cushing) and natural gas (Henry Hub), (b) calculated by (i) in the case of a Reserve Report due on April 1 of any year, an Approved Petroleum Engineer and (ii) in the case of a Reserve Report due on October 1 of any year or as otherwise required under this Agreement, at the Borrower’s option, a petroleum engineer employed by the Borrower or an Approved Petroleum Engineer, in each case, in such person’s reasonable judgment after having reviewed the information from the most recently delivered Reserve Report, (c) as set forth in the Reserve Report most recently delivered under this Agreement, (d) as adjusted to give effect to Swap Agreements permitted by this Agreement as in effect on the date of such determination and (e) as adjusted to give pro forma effect to all Dispositions or Acquisitions completed since the date of the Reserve Report.

“Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Credit Party that has total assets exceeding $10,000,000 at the time the relevant Guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Recipient” means (a) the Administrative Agent, (b) any Lender and (c) any Issuing Bank, as applicable.

“Redetermination” means any Scheduled Redetermination or Special Redetermination.

“Redetermination Date” means each date on which the Borrowing Base is redetermined pursuant to the terms hereof, which shall be (a) with respect to any Scheduled Redetermination, on or about May 1 and November 1 of each year, commencing November 1, 2014, (b) with respect to any Special Redetermination requested by the Borrower pursuant to Section 3.03, the first day of the first month which is not less than twenty (20) days following the date of a request by the Borrower for a Special Redetermination and (c) with respect to any Special Redetermination requested by the Required Lenders, the date notice of such Redetermination is delivered to the Borrower pursuant to Section 3.04.

“Register” has the meaning assigned to such term in Section 11.04.

“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person’s Affiliates.

“Required Lenders” means, at any time, Lenders having Credit Exposures and Unused Commitments representing at least sixty-six and two-thirds percent (66-2/3%) of the sum of the Aggregate Credit Exposure and all Unused Commitments of all Lenders at such time or, if the Aggregate Commitment has been terminated, Lenders having Credit Exposures representing at least sixty-six and two-thirds percent (66-2/3%) of the Aggregate Credit Exposure of all Lenders at such time.

“Requirements of Law” means, as to any Person, any order, law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Reserve Report” means an unsuperseded engineering analysis of the Borrowing Base Properties, in form and substance reasonably acceptable to the Administrative Agent, prepared in accordance with customary and prudent practices in the petroleum engineering industry.

“Reserve Report Certificate” means, with respect to any Reserve Report or Asset Coverage Reserve Report, a certificate from a Responsible Officer certifying that in all material respects: (a) such report is based on information reasonably available to the Borrower; (b) the Borrower or its Subsidiaries owns good and defensible title to the Oil and Gas Interests evaluated in such report (except any such Oil and Gas Interests that have been Disposed of since the date of such report as permitted by this Agreement) and such properties are free and clear of all Liens except for Liens permitted by Section 7.02; (c) except as set forth on an exhibit to the Reserve Report Certificate, on a net basis there are no gas imbalances, take-or-pay or other prepayments with respect to its Oil and Gas Interests evaluated in such report which would require the Borrower or any Subsidiary to deliver Hydrocarbons either generally or produced from Oil and Gas Interests at some future time without then or thereafter receiving full payment therefor; (d) except as set forth on an exhibit to the Reserve Report Certificate, none of the Borrower’s or its

Subsidiaries’ Oil and Gas Interests have been Disposed of since the last delivery of the corresponding report, which exhibit shall describe in reasonable detail such Dispositions; (e) attached to the Reserve Report Certificate is a list of all Material Sales Contracts and all material marketing agreements; (f) the Borrower is in compliance with Section 6.09; and (g) except as set forth on an exhibit to the Reserve Report Certificate, all such properties are owned by the Borrower or a Guarantor.

“Responsible Officer” means the chief executive officer, president, vice president, chief financial officer, principal accounting officer, treasurer or assistant treasurer of a Credit Party.  Any document delivered hereunder that is signed by a Responsible Officer of a Credit Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Credit Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Credit Party.

“Restricted Contribution” means (a) any gift, payment or other contribution to a charity or other charitable organization in excess of $100,000 per fiscal year unless consented to by the Administrative Agent or (b) any gift, payment or other contribution to a political party, political group or other political organization.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests in the Borrower or any Restricted Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests in the Borrower or any Restricted Subsidiary or any option, warrant or other right to acquire any such Equity Interests in the Borrower or any Restricted Subsidiary.

“Restricted Subsidiary” means any Subsidiary that is not an Unrestricted Subsidiary.

“S&P” means Standard & Poor’s.

“Sale and Leaseback Transaction” means any sale or other transfer of any property by any Person with the intent to lease such property as lessee.

“Sanctioned Country” means, at any time, a country, region or territory which is itself the subject or target of any Sanctions (at the time of this Agreement, Cuba, Iran, North Korea, Sudan, and Syria and Crimea).

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person controlled by any such Person.

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, the United Nations Security Council and the European Union, each as amended, supplemented or substituted from time to time.

“SEC” means the Securities and Exchange Commission of the United States of America.

“Scheduled Redetermination” means any redetermination of the Borrowing Base pursuant to Section 3.02.

“Second Lien Administrative Agent” means Wilmington Trust, National Association in its capacity as administrative agent for the secured creditors under the Second Lien Credit Agreement, and its successor or successors in such capacity.

“Second Lien Credit Agreement” means that certain Credit Agreement, dated as of March 8, 2016, among the Borrower, the Guarantors, the lenders from time to time party thereto and the Second Lien Administrative Agent, as the same may be amended, restated, supplemented, renewed, extended or otherwise modified from time to time.

“Second Lien Debt” means the loans and other Indebtedness incurred pursuant to the Second Lien Loan Documents and any Permitted Second Lien Refinancing thereof.

“Second Lien Loan Documents” means the Second Lien Credit Agreement and any other agreements executed by any Credit Party in connection therewith.

“Secured Party” means each of the Administrative Agent, any Lender, any Lender Counterparty and any Affiliate of any Lender to which Obligations are owed, including any Cash Management Obligations and Lender Hedging Obligations.

“Security Agreement” means that certain Third Amended and Restated Pledge and Security Agreement dated as of the Fourth Amendment Effective Date, in favor of the Administrative Agent for the benefit of the Secured Parties.

“Security Instruments” means collectively, the Security Agreement and all Mortgages, deeds of trust, security agreements, pledge agreements, guaranty agreements (other than this Agreement), collateral assignments and all other collateral documents, now or hereafter executed and delivered by the Borrower or any other Person (other than Swap Agreements with the Lenders or any Affiliate of a Lender or participation or similar agreements between any Lender and any other lender or creditor with respect to any Indebtedness pursuant to this Agreement) as security for the payment or performance of the Obligations, all such documents to be in form and substance reasonably satisfactory to the Administrative Agent.

“Senior Notes” means (a) the Existing Senior Notes, (b) any senior, senior subordinated or senior convertible notes issued by the Borrower pursuant to a Permitted Refinancing of the Existing Senior Notes (including any Permitted Junior Lien Debt) and (c) any senior, senior subordinated or senior convertible notes issued by the Borrower pursuant to a Permitted Refinancing of the Senior Notes (including any Permitted Junior Lien Debt), as the same may be amended, restated, supplemented, renewed or extended or otherwise modified from time to time to the extent permitted by Section 7.01(g) and Section 7.15.

“Senior Notes Documents” means the Senior Notes, the Indenture and any documents or instruments contemplated by or executed in connection with any of them (and designated therein as having been executed in connection with the Senior Notes), in each case, as amended, modified, supplemented or restated from time to time to the extent permitted by Section 7.15.

“Sole Bookrunner” means J.P. Morgan Securities LLC in its capacity as the sole bookrunner.

“Special Redetermination” means any redetermination of the Borrowing Base made pursuant to Section 3.03.

“Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentage (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Board).  Such reserve percentage shall include those imposed pursuant to such Regulation D.  Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation.  The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

“Strip Price” means, at any time, the forward month prices as of the date designated by the Borrower, which shall not be 30 days earlier than the date of any determination for purposes of Section 2.03, for the most comparable hydrocarbon commodity applicable to such future production month for a five-year period (or such shorter period if forward month prices are not quoted for a reasonably comparable hydrocarbon commodity for the full five-year period), with such prices escalated at two percent (2%) each year thereafter based on the last quoted forward month price of such period, as such prices are (i) quoted on the New York Mercantile Exchange as of the determination date and (ii) adjusted by appropriate management adjustments for additions to reserves and depletion or sale of reserves since the date of such Reserve Report, adjusted for any basis differential as of the date of determination.

“Subsidiary” means, with respect to any Person (the “parent”) at any date, any other Person the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other Person (a) of which Equity Interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.  Unless the context otherwise clearly requires, references herein to a “Subsidiary” refer to a Subsidiary of the Borrower.

“Super-Majority Lenders” means, at any time, Lenders having Credit Exposures and Unused Commitments representing at least eighty percent (80%) of the sum of the Aggregate Credit Exposure and all Unused Commitments at such time or, if the Aggregate Commitment has been terminated, Lenders having Credit Exposures representing at least eighty percent (80%) of the Aggregate Credit Exposure of all Lenders at such time.

“Swap Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions (other than, with respect to any Credit Party, forward contracts for the purchase by, and physical delivery to, a Credit Party of commodities used or consumed by such Credit Party in the ordinary course of business); provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Credit Parties shall be a Swap Agreement.

“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

“Swap Termination Value” means, in respect of any one or more Swap Agreements, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Agreements, (a) for any date on or after the date such Swap Agreements have been closed out and termination value(s) determined in accordance therewith, such termination value(s) and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Agreements, as determined by the counterparties to such Swap Agreements.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), value added taxes, or any other goods and services, use or sales taxes, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Third Lien Loan Documents” means, in the case of a Permitted Refinancing secured by Permitted Junior Liens, the credit agreement, loan agreement, note agreement, promissory note, indenture or any other agreement or instrument evidencing or governing such Indebtedness and any other agreements executed by any Credit Party in connection with such Indebtedness.

“Transactions” means (a) the execution, delivery and performance by the Credit Parties of this Agreement and the other Loan Documents, (b) the borrowing of Loans, (c) the use of the proceeds thereof, and (d) the issuance of Letters of Credit hereunder.

“Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Alternate Base Rate.

“Unrestricted Subsidiary” means any Subsidiary of the Borrower designated as such on Schedule 4.13 or which the Borrower has designated in writing to the Administrative Agent to be an Unrestricted Subsidiary pursuant to Section 6.15.

“Unused Commitment Fee” has the meaning assigned to such term in Section 2.12(a).

“Unused Commitment” means, with respect to each Lender at any time, the lesser of (a) such Lender’s Applicable Percentage of the Borrowing Base then in effect minus such Lender’s Credit Exposure at such time and (b) such Lender’s Commitment at such time minus such Lender’s Credit Exposure at such time.

“U.S. Government Securities” means direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency or instrumentality thereof to the extent such obligations are entitled to the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof.

“U.S. Person” means a “United States person” within the meaning of Section 7701(a)(30) of the Code.

“U.S. Tax Compliance Certificate” has the meaning assigned to such term in Section 2.17(f)(ii)(B)(3).

“Warrants” means any and all warrants issued by any Credit Party to the extent constituting Indebtedness.

“Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

“Withholding Agent” means any Credit Party and the Administrative Agent.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

Section 1.02.                          Types of Loans and Borrowings.  For purposes of this Agreement, Loans may be classified and referred to by Type (e.g., a “Eurodollar Loan” or an “ABR Loan”).  Borrowings also may be classified and referred to by Type (e.g., a “Eurodollar Borrowing” or an “ABR Borrowing”).

Section 1.03.                          Terms Generally.  The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”.  The word “will” shall be construed to have the same meaning and effect as the word “shall”.  Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

Section 1.04.                          Accounting Terms; GAAP.  Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Majority Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to any election under Financial Accounting Standards Board Accounting Standards Codification 825 (or any other Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of the Borrower or any Subsidiary at “fair value”, as defined therein.

Section 1.05.                          [Reserved.]

Section 1.06.                          Time of Day.  Unless otherwise specified, all references to times of day shall be references to Central time (daylight or standard, as applicable).

Article II

The Credits

Section 2.01.                          Commitments.  Subject to the terms and conditions set forth herein, each Lender that was a Lender under and as defined in the Original Credit Agreement agrees to continue the Original Loans and each Lender agrees to make one or more Loans to the Borrower from time to time on any Business Day during the Availability Period in an aggregate principal amount that will not result in (a) such Lender’s Credit Exposure exceeding the lesser of (i) such Lender’s Applicable Percentage of the Borrowing Base then in effect and (ii) such Lender’s Commitment or (b) the Aggregate Credit Exposure exceeding the lesser of (i) the Borrowing Base then in effect and (ii) the Aggregate Commitment.  Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Loans.

Section 2.02.                          Termination and Reduction of the Aggregate Commitment.

(a)                               Unless previously terminated, the Aggregate Commitment shall terminate on the Maturity Date.

(b)                               The Borrower may at any time terminate, or from time to time reduce, the Aggregate Commitment; provided that (i) each reduction of the Aggregate Commitment shall be in an amount that is an integral multiple of $1,000,000 and not less than $1,000,000 and shall be applied among the Lenders in accordance with each Lender’s Applicable Percentage and (ii) the Borrower shall not terminate or reduce the Aggregate Commitment if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 2.10 and Section 2.11, the Aggregate Credit Exposure would exceed the Aggregate Commitment. If at any time the Borrowing Base is reduced to zero, then the Aggregate Commitment shall terminate on the effective date of such reduction.

(c)                                The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Aggregate Commitment under paragraph (b) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof.  Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof.  Each notice delivered by the Borrower pursuant to this Section shall be irrevocable; provided that a notice of termination of the Aggregate Commitment delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied.  Any termination of the Aggregate Commitment shall be permanent.  Each reduction of the Aggregate Commitment shall be made ratably among the Lenders in accordance with each Lender’s Applicable Percentage.

Section 2.03.                          Additional Lenders; Increases in the Aggregate Commitment.  If (a) no Default exists as of the date of such increase or would be caused by such increase, (b) immediately after giving effect to such increase, the Aggregate Commitment does not exceed the lesser of (i) the Borrowing Base then in effect and (ii) the Maximum Facility Amount, and (c) at the time of and immediately after giving effect to such increase, the Borrower (1) is in pro forma compliance with the financial covenants set forth in Section 7.13 and (2) the PDP Coverage Ratio, on a pro forma basis assuming the facility hereunder is fully drawn, is no less than 1.20 to 1.00 as of the last day of the most recently ended fiscal quarter for which the financial statements and compliance certificate required under Section 6.01 have been delivered to the Administrative Agent and the Lenders, calculated as though such increase occurred prior to the end of such fiscal quarter, the Borrower may, at any time and from time to time, with the consent of the Administrative Agent, increase the Aggregate Commitment in a minimum amount of $10,000,000 and integral multiples of $1,000,000 in excess thereof by providing written notice of such increase to the Administrative Agent.  Each Lender shall have the right, but not the obligation, in each such Lender’s sole discretion, to provide a portion of such increase in the Aggregate Commitment up to the portion of such increase that such Lender’s existing Commitment bears to the aggregate amount of the existing Commitments of all Lenders electing to participate in such requested increase by executing and delivering to the Borrower and the Administrative Agent a certificate substantially in the form of Exhibit E hereto (a “Lender Certificate”). In the event that within 10 Business Days of the Administrative Agent’s receipt of such written notice, the existing Lenders fail to provide increases in their respective

Commitments sufficient to satisfy such requested increase in the Aggregate Commitment, the Borrower may adjust the previously requested increase to reflect the increased Commitments of existing Lenders or one or more financial institutions reasonably acceptable to the Administrative Agent may become a Lender under this Agreement by executing and delivering to the Borrower and the Administrative Agent a Lender Certificate. Upon receipt by the Administrative Agent of Lender Certificates representing increases to existing Lender Commitments and/or Commitments from new Lenders as provided in this Section 2.03 in an aggregate amount equal to the requested increase (as the same may have been adjusted), (1) the Aggregate Commitment (including the Commitment of any Person that becomes a Lender by delivery of such a Lender Certificate) automatically without further action by the Borrower, the Administrative Agent or any Lender shall be increased on the effective date set forth in such Lender Certificates by the amount indicated in such Lender Certificates, (2) the Register shall be amended to add the Commitment of each additional Lender or to reflect the increase in the Commitment of each existing Lender, and the Applicable Percentages of the Lenders shall be adjusted accordingly to reflect each additional Lender or the increase in the Commitment of each existing Lender, (3) any such additional Lender shall be deemed to be a party in all respects to this Agreement and any other Loan Documents to which the Lenders are a party, and (4) upon the effective date set forth in such Lender Certificate, any such Lender party to a Lender Certificate shall purchase and each existing Lender shall assign to such Lender a pro rata portion of the outstanding Credit Exposure of each of the existing Lenders such that the Lenders (including any additional Lender, if applicable) shall have the appropriate portion of the Aggregate Credit Exposure of the Lenders (based in each case on such Lender’s Applicable Percentage, as revised pursuant to this Section), and the Borrower shall have paid to the Lenders any amounts due pursuant to Section 2.16 as a result of such purchase and assignment.

Section 2.04.                          Loans and Borrowings.

(a)                               Each Loan shall be made as part of a Borrowing consisting of Loans made by the Lenders ratably in accordance with their respective Commitments.  The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required.

(b)                               Subject to Section 2.14, each Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower may request in accordance herewith.  Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement.

(c)                                At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $1,000,000.  At the time that each ABR Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $1,000,000; provided that an ABR Borrowing may be in an aggregate amount that is equal to the entire unused balance of the Aggregate Commitment or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.06(e).  Borrowings of more than one Type may be outstanding at the same time; provided that there shall not at any time be more than a total of four (4) Eurodollar Borrowings outstanding.

(d)                               Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Eurodollar Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date.

Section 2.05.                          Requests for Borrowings.  To request a Borrowing, the Borrower shall notify the Administrative Agent of such request by telephone (a) in the case of a Eurodollar Borrowing, not later than 11:00 a.m., three Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Borrowing, not later than 11:00 a.m., on the date of the proposed Borrowing (so long as such date is a Business Day); provided that no such notice shall be required for any deemed request of an ABR Borrowing to finance the reimbursement of an LC Disbursement as contemplated by Section 2.06(e).  Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Borrowing Request in a form approved by the Administrative Agent and signed by the Borrower.  Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.04:

(i)                                 the aggregate amount of the requested Borrowing;

(ii)                              the date of such Borrowing, which shall be a Business Day;

(iii)                           whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;

(iv)                          in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”; and

(v)                             the location and number of the Borrower’s account to which funds are to be disbursed, which shall comply with the requirements of Section 2.07.

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing.  If no Interest Period is specified with respect to any requested Eurodollar Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration.  Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing.

Section 2.06.                          Letters of Credit.

(a)                               General.  Subject to the terms and conditions set forth herein, the Borrower may request the issuance of Letters of Credit as the applicant thereof for the support of its or its Restricted Subsidiaries’ obligations in a form reasonably acceptable to the Administrative Agent and the Issuing Bank, at any time and from time to time during the Availability Period.  In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the

Borrower to, or entered into by the Borrower with, the Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control. Notwithstanding anything herein to the contrary, the Issuing Bank shall have no obligation hereunder to issue, and shall not issue, any Letter of Credit the proceeds of which would be made to any Person (i) to fund any activity or business of or with any Sanctioned Person, or in any country or territory, that at the time of such funding is the subject of any Sanctions or (ii) in any manner that would result in a violation of any Sanctions by any party to this Agreement.

(b)                               Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions.  To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Bank) to the Issuing Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit.  If requested by the Issuing Bank, the Borrower also shall submit a letter of credit application on the Issuing Bank’s standard form in connection with any request for a Letter of Credit.  A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the LC Exposure shall not exceed $15,000,000 and (ii) the Aggregate Credit Exposure shall not exceed the lesser of (1) the Borrowing Base then in effect and (2) the Aggregate Commitment.

(c)                                Expiration Date.  Each Letter of Credit (other than any Existing Letter of Credit) shall expire at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and (ii) the date that is five Business Days prior to the Maturity Date. Each Existing Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the expiration date of such Existing Letter of Credit as in effect on the Effective Date (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and (ii) the date that is five Business Days prior to the Maturity Date.

(d)                               Participations.  By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Bank or the Lenders, the Issuing Bank hereby grants to each Lender, and each Lender hereby acquires from the Issuing Bank, a participation in such Letter of Credit equal to such Lender’s Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit.  In consideration and in furtherance of the foregoing, each Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Bank, such Lender’s Applicable Percentage of each LC Disbursement made by the Issuing Bank and not reimbursed by the Borrower on the date due as provided in paragraph (e) of this Section, or of any reimbursement payment required to be refunded to the Borrower for any reason.  Each

Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Aggregate Commitment, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

(e)                                Reimbursement. If the Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the Borrower shall reimburse such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement not later than 12:00 noon on the date that such LC Disbursement is made, if the Borrower shall have received notice of such LC Disbursement prior to 10:00 a.m. on such date, or, if such notice has not been received by the Borrower prior to such time on such date, then not later than 12:00 noon on the Business Day immediately following the day that the Borrower receives such notice; provided that the Borrower shall, subject to the conditions to borrowing set forth herein, be deemed to have requested that such payment be financed with an ABR Borrowing in an equivalent amount and, to the extent so financed, the Borrower’s obligation to make such payment shall be discharged and replaced by the resulting ABR Borrowing.  If the Borrower fails to make such payment when due, the Administrative Agent shall notify each Lender of the applicable LC Disbursement, the payment then due from the Borrower in respect thereof and such Lender’s Applicable Percentage thereof.  Promptly following receipt of such notice, each Lender shall pay to the Administrative Agent its Applicable Percentage of the payment then due from the Borrower, in the same manner as provided in Section 2.07 with respect to Loans made by such Lender (and Section 2.07 shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the Administrative Agent shall promptly pay to the Issuing Bank the amounts so received by it from the Lenders.  Promptly following receipt by the Administrative Agent of any payment from the Borrower pursuant to this paragraph, the Administrative Agent shall distribute such payment to the Issuing Bank or, to the extent that Lenders have made payments pursuant to this paragraph to reimburse the Issuing Bank, then to such Lenders and the Issuing Bank as their interests may appear.  Any payment made by a Lender pursuant to this paragraph to reimburse the Issuing Bank for any LC Disbursement (other than the funding of ABR Loans as contemplated above) shall not constitute a Loan and shall not relieve the Borrower of its obligation to reimburse such LC Disbursement.

(f)                                 Obligations Absolute.  The Borrower’s obligation to reimburse LC Disbursements as provided in paragraph (e) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower’s obligations hereunder.  Neither the Administrative Agent, the Lenders nor the Issuing Bank, nor any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Bank; provided that the foregoing shall not be construed to excuse the Issuing Bank from liability to the Borrower to the extent of any direct damages (as opposed to special, indirect, consequential or punitive damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by the Issuing Bank’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof.  The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the Issuing Bank (as finally determined by a court of competent jurisdiction), the Issuing Bank shall be deemed to have exercised care in each such determination.  In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

(g)                                Disbursement Procedures.  The Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit.  The Issuing Bank shall promptly notify the Administrative Agent and the Borrower by telephone (confirmed by telecopy) of such demand for payment and whether the Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse the Issuing Bank and the Lenders with respect to any such LC Disbursement.

(h)                               Interim Interest.  If the Issuing Bank shall make any LC Disbursement, then, unless the Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made (either with its own funds or a Borrowing under Section 2.06(e)), the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrower reimburses such LC Disbursement, at the rate per annum then applicable to ABR Loans.  Interest accrued pursuant to this paragraph shall be for the account of the Issuing Bank, except that interest accrued on and after the date of payment by any Lender pursuant to paragraph (e) of this Section to reimburse the Issuing Bank shall be for the account of such Lender to the extent of such payment.

(i)                                   Replacement of the Issuing Bank.  The Issuing Bank may be replaced at any time by written agreement among the Borrower, the Administrative Agent, the replaced Issuing Bank and the successor Issuing Bank.  The Administrative Agent shall notify the Lenders of any such replacement of the Issuing Bank.  At the time any such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to Section 2.12(b).  From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of the Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term “Issuing Bank” shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require.  After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.

(j)                                  Cash Collateralization.

(i)                                 If any Event of Default shall occur and be continuing, on the Business Day that the Borrower receives notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Lenders with LC Exposure representing greater than sixty-six and two-thirds percent (66 2/3%) of the total LC Exposure) demanding the deposit of cash collateral pursuant to this paragraph, the Borrower shall deposit in the Cash Collateral Account an amount in cash equal to the total LC Exposure as of such date plus any accrued and unpaid interest thereon, if any; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in clause (h) or (i) of Article IX.

(ii)                              All cash collateral provided by the Borrower or any other Credit Party pursuant to the request of the Administrative Agent in accordance with Section 2.20(c) shall be deposited in the Cash Collateral Account.

(iii)                           Deposits in the Cash Collateral Account made pursuant to either the foregoing paragraph (i) of this Section 2.06(j) or Section 2.20(c) shall be held by the Administrative Agent as collateral for the payment and performance of the Obligations under this Agreement and Borrower hereby grants a security interest in such cash and each deposit account (including the Cash Collateral Account) into which such cash is deposited to secure the Obligations under this Agreement.  The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over the Cash Collateral Account.  Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent but in consultation with the Borrower and at the Borrower’s risk and expense, such deposits shall not bear interest.  Interest or profits, if any, on such investments shall accumulate in such account.  Moneys in such account shall be applied by the Administrative Agent to reimburse the Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Lenders with LC Exposure representing sixty-six and two-thirds percent (66 2/3%) or more of the total LC Exposure), be applied to satisfy other Obligations under this Agreement and to the extent any excess remains after payment in full in cash of all Obligations and the termination of all Commitments, such excess shall be released to the Borrower.

(v)                             If the Borrower is required to provide an amount of cash collateral pursuant to either paragraph (i) of this Section 2.06(j) or Section 2.20(c), the amount of such cash collateral (to the extent not applied as aforesaid) shall be returned to the Borrower within one (1) Business Day after (x) in the case of cash collateral provided pursuant to paragraph (i) above, all Events of Default have been cured or waived and (y) in the case of cash collateral provided pursuant to Section 2.20(c), the date on which such cash collateral is no longer required pursuant to Section 2.20(c).

Section 2.07.                          Funding of Borrowings.

(a)                               Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof solely by wire transfer of immediately available funds by 12:00 noon to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders.  Except in respect of the provisions of this Agreement covering the reimbursement of Letters of Credit, the Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received in the aforesaid account of the Administrative Agent to a deposit account of the Borrower designated by the Borrower in the applicable Borrowing Request; provided that ABR Loans made to finance the reimbursement of an LC Disbursement as provided in Section 2.06(e) shall be remitted by the Administrative Agent to the Issuing Bank.

(b)                               Unless the Administrative Agent shall have received notice from a Lender prior to the proposed time any Borrowing is required to be made by such Lender in accordance with paragraph (a) of this Section that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount.  In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate reasonably determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to ABR Loans.  If such Lender pays such amount to the Administrative Agent, then the principal portion of such payment shall constitute such Lender’s Loan included in such Borrowing.

Section 2.08.                          Interest Elections.

(a)                               Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request.  Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section.  The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.

(b)                               To make an election pursuant to this Section, the Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.05 if the Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election.  Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request in the form attached hereto as Exhibit C and signed by the Borrower.

(c)                                Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.04:

(i)                                 the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

(ii)                              the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

(iii)                           whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

(iv)                          if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period,” unless otherwise agreed upon by the Borrower and the Administrative Agent.

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration.

(d)                               Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender’s portion of each resulting Borrowing.

(e)                                If the Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing.  Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Majority Lenders, so notifies the Borrower, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

Section 2.09.                          Repayment of Loans; Evidence of Debt.

(a)                               The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Loan on the Maturity Date.

(b)                               Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

(c)                                The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof.

(d)                               The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement; and provided further that to the extent there is any conflict between the accounts maintained pursuant to paragraph (b) or (c) of this Section and the Register maintained pursuant to Section 11.04, the Register shall control.

(e)                                Any Lender may request that Loans made by it be evidenced by a promissory note.  In such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note payable to such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in the form attached hereto as Exhibit D.  Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 11.04) be represented by one or more promissory notes in such form.

Section 2.10.                          Optional Prepayment of Loans.

(a)                               The Borrower shall have the right at any time and from time to time to prepay without premium or penalty any Borrowing in whole and or in part, subject to prior notice in accordance with paragraph (b) of this Section and to payment of any funding indemnification amounts required by Section 2.16.

(b)                               The Borrower shall notify the Administrative Agent by telephone (confirmed by telecopy) of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Borrowing, not later than 11:00 a.m., three Business Days before the date of prepayment, or (ii) in the case of prepayment of an ABR Borrowing, not later than 11:00 a.m., one Business Day before the date of prepayment.  Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid; provided that, if a notice of prepayment is given in connection with a conditional notice of termination or reduction of the Aggregate Commitment as contemplated by Section 2.02, then such notice of prepayment may be revoked if such notice of termination or reduction is revoked in accordance with Section 2.02.  Promptly following receipt of any such notice relating to a Borrowing, the Administrative Agent shall advise the Lenders of the contents thereof.  Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.04.  Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing.  Prepayments shall be accompanied by accrued interest to the extent required by Section 2.13.

Section 2.11.                          Mandatory Prepayment of Loans.

(a)                                Except as otherwise provided in clauses (b), (c), (d) and (e) of this Section 2.11, in the event a Borrowing Base Deficiency exists, the Borrower shall, within thirty (30) days after written notice from the Administrative Agent to the Borrower of such Borrowing Base Deficiency, either (i) by instruments satisfactory in form and substance to the Administrative Agent, provide additional security satisfactory to the Required Lenders in their sole discretion to eliminate such Borrowing Base Deficiency, (ii) prepay, without premium or penalty, the principal amount of the Loans (and cash collateralize any portion of such Borrowing Base Deficiency attributable to LC Exposure) in an amount sufficient to eliminate such Borrowing Base Deficiency, (iii) notify the Administrative Agent that it intends to prepay, without premium or penalty (but subject to any funding indemnification amounts required by Section 2.16), the principal amount of such Borrowing Base Deficiency in not more than five (5) equal monthly installments plus accrued interest thereon and make the first such monthly payment on the 30th day after the Borrower’s receipt of notice of such Borrowing Base Deficiency or (iv) exercise any combination of options (i), (ii) and (iii) above to eliminate such Borrowing Base Deficiency.

(b)                                Upon any redetermination or adjustment to the Borrowing Base as a result of a Disposition of any Borrowing Base Properties (including a Disposition of Equity Interests of a Restricted Subsidiary) pursuant to Section 7.04(j), the Borrower shall (i) prepay the Loans (and cash collateralize any portion of such Borrowing Base Deficiency attributable to LC Exposure) to the extent necessary to eliminate any Borrowing Base Deficiency that may have occurred as a result of such Disposition within one (1) Business Day of the date it or any Restricted Subsidiary consummates such Disposition, and (ii) in the case of any exchange of Borrowing Base Properties for other Oil and Gas Interests, take all actions reasonably necessary that are requested by the Administrative Agent to cause such Oil and Gas Interests received in such exchange to become additional security for the Obligations by instruments satisfactory in form and substance to the Administrative Agent.

(c)                                 Upon any redetermination or adjustment to the Borrowing Base as a result of a Hedge Modification pursuant to Section 7.04(j), the Borrower shall prepay the Loans (and cash collateralize any portion of such Borrowing Base Deficiency attributable to LC Exposure) to the extent necessary to eliminate any Borrowing Base Deficiency that may have occurred as a result of such Hedge Modification promptly, and in any event by the later of (A) the date that is one (1) Business Day after the date it or any Restricted Subsidiary receives the Net Cash Proceeds from such Hedge Modification or (B) the date of such redetermination or adjustment to the Borrowing Base.

(d)                                [Reserved.]

(e)                                 In the event that the Aggregate Credit Exposure exceeds the lesser of the Maximum Facility Amount and the sum of the Commitments of all the Lenders at such time, the Borrower shall immediately prepay, subject to any funding indemnification amounts required by Section 2.16, the principal amount of the Loans (and cash collateralize any such excess attributable to LC Exposure) to the extent necessary to eliminate such excess.

(f)                                  Amounts applied to the prepayment of Borrowings pursuant to this Section shall be first applied ratably to ABR Borrowings then outstanding and, upon payment in full of all outstanding ABR Borrowings, second, to Eurodollar Borrowings then outstanding, and if more than one Eurodollar Borrowing is then outstanding, to each such Eurodollar Borrowing beginning with the Eurodollar Borrowing with the least number of days remaining in the Interest Period applicable thereto and ending with the Eurodollar Borrowing with the most number of days remaining in the Interest Period applicable thereto. Any prepayments pursuant to this Section shall be accompanied by accrued interest to the extent required by Section 2.13 and any funding indemnification amounts required by Section 2.16.

Section 2.12.                          Fees.

(a)                               The Borrower agrees to pay to the Administrative Agent, for the account of each Lender, an unused commitment fee (the “Unused Commitment Fee”) equal to the Applicable Rate times the daily average of the total Unused Commitments.  Such Unused Commitment Fee shall be calculated on the basis of a year consisting of 360 days.  The Unused Commitment Fee shall be payable in arrears on the last day of March, June, September and December of each year, commencing with the first such date to occur after the Effective Date, and on the Maturity Date for any period then ending for which the Unused Commitment Fee shall not have been theretofore paid.  In the event the Aggregate Commitment terminates on any date other than the last day of March, June, September or December of any year, the Borrower agrees to pay to the Administrative Agent, for the account of each Lender, on the date of such termination, the pro rata portion of the Unused Commitment Fee due for the period from the last day of the immediately preceding March, June, September or December, as the case may be, to the date such termination occurs.

(b)                               The Borrower agrees to pay (i) to the Administrative Agent for the account of each Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at the same Applicable Rate used to determine the interest rate applicable to Eurodollar Loans on the face amount of each Letter of Credit during the period from and including the Effective Date to but excluding the later of the date on which such Lender’s Commitment terminates and the date on which such Lender ceases to have any LC Exposure, and (ii) to the Issuing Bank a fronting fee for each Letter of Credit equal to 0.125% per annum on the face amount of such Letter of Credit during the period from and including the Effective Date to but excluding the later of the date of termination of the Aggregate Commitment and the date on which there ceases to be any LC Exposure (but in no event less than $500 per annum), as well as the Issuing Bank’s standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder.  Participation fees and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable on the third Business Day following such last day, commencing on the first such date to occur after the Effective Date; provided that all such fees shall be payable on the date on which the Aggregate Commitment terminates and any such fees accruing after the date on which the Aggregate Commitment terminates shall be payable on demand.  Any other fees payable to the Issuing Bank pursuant to this paragraph shall be payable within 10 days after demand.  All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

(c)                                The Borrower agrees to pay to the Administrative Agent and J.P. Morgan Securities LLC, for their respective accounts, the fees set forth in the Fee Letter payable to the Administrative Agent and J.P. Morgan Securities LLC and such other fees payable in the amounts and at the times separately agreed upon between the Borrower, the Administrative Agent and J.P. Morgan Securities LLC.

(d)                               All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent (or to the Issuing Bank, in the case of fees payable to it) for distribution, in the case of Unused Commitment Fees and participation fees, to the Lenders.  Fees paid shall not be refundable under any circumstances.

Section 2.13.                          Interest.

(a)                               The Loans comprising each ABR Borrowing shall bear interest at the Alternate Base Rate plus the Applicable Rate.

(b)                               The Loans comprising each Eurodollar Borrowing shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate.

(c)                                Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount, 2% plus the rate applicable to ABR Loans as provided in paragraph (a) of this Section.

(d)                               Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and upon termination of the Aggregate Commitment and on the Maturity Date; provided that (i) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Loan prior to the end of the Availability Period at a time when no Borrowing Base Deficiency exists), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

(e)                                All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day).  The applicable Alternate Base Rate, Adjusted LIBO Rate or LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

Section 2.14.                          Alternate Rate of Interest.  If prior to the commencement of any Interest Period for a Eurodollar Borrowing:

(a)                                 the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period; or

(b)                                 the Administrative Agent is advised by the Majority Lenders that the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective, and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing.

Section 2.15.                          Increased Costs.

(a)                               If any Change in Law shall:

(i)                                 impose, modify or deem applicable any reserve, special deposit, liquidity or similar requirement (including any compulsory loan requirement, insurance charge or other assessment) against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate) or the Issuing Bank;

(ii)                              impose on any Lender or the Issuing Bank or the London interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender or any Letter of Credit or participation therein; or

(iii)                           subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto;

and the result of any of the foregoing shall be to increase the cost to such Lender or such other Recipient of making, continuing, converting or maintaining any Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender, the Issuing Bank or such other Recipient of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender, the Issuing Bank or such other Recipient hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender, the Issuing Bank or such other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender, the Issuing Bank or such other Recipient, as the case may be, for such additional costs incurred or reduction suffered.

(b)                               If any Lender or the Issuing Bank determines that any Change in Law regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or the Issuing Bank’s capital or on the capital of such Lender’s or the Issuing Bank’s holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the Issuing Bank, to a level below that which such Lender or the Issuing Bank or such Lender’s or the Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or the Issuing Bank’s policies and the policies of such Lender’s or the Issuing Bank’s holding company with respect to capital adequacy and liquidity), then from time to time the Borrower will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank or such Lender’s or the Issuing Bank’s holding company for any such reduction suffered.

(c)                                A certificate of a Lender or the Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or the Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower and shall be conclusive absent manifest error.  The Borrower shall pay such Lender or the Issuing Bank, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.

(d)                               Failure or delay on the part of any Lender or the Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or the Issuing Bank’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender or the Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than 270 days prior to the date that such Lender or the Issuing Bank, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or the Issuing Bank’s intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 270-day period referred to above shall be extended to include the period of retroactive effect thereof.

Section 2.16.                          Break Funding Payments.  In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Eurodollar Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.10(b) and is revoked in accordance therewith), (d) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.03 or Section 2.19, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event.  In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the Eurodollar market.  A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error.  The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

Section 2.17.                          Taxes.

(a)                               Payments Free of Taxes.  Any and all payments by or on account of any obligation of any Credit Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law.  If any applicable law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Credit Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 2.17) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(b)                               Payment of Other Taxes by the Borrower.  The Credit Parties shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.

(c)                                Evidence of Payments.  As soon as practicable after any payment of Taxes by any Credit Party to a Governmental Authority pursuant to this Section 2.17, such Credit Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(d)                               Indemnification by the Borrower.  The Credit Parties shall jointly and severally indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority; provided, however, that the Credit Parties shall not be required to make any payment pursuant to this Section 2.17 if the Agent or Lender, as the case may be, makes demand for such payment more than eighteen months after the earlier of (i) the date on which the relevant Governmental Authority makes written demand upon such Person for payment of such Indemnified Taxes, and (ii) the date on which such Person has made payment of such Indemnified Taxes.  A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.  From and after the Fourth Amendment Effective Date, the Borrower shall indemnify the Administrative Agent, and hold it harmless from, any and all losses, claims, damages, liabilities and related expenses, including Taxes and the fees, charges and disbursements of any counsel for any of the foregoing, arising in connection with the Administrative Agent’s treating, for purposes of determining withholding Taxes imposed under FATCA, the Loans as qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

(e)                                Indemnification by the Lenders.  Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Credit Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Credit Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 11.04(c) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error.  Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (e).

(f)                                 Status of Lenders.

(i)                                     Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding.  In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the

Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements.  Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.17(f)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii)                                  Without limiting the generality of the foregoing,

(A)                               any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), an executed IRS Form W-9 certifying that such Lender is exempt from U.S. Federal backup withholding Tax;

(B)                               any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:

(1)                                 in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, an executed IRS Form W-8BEN-E or IRS Form W-8BEN (or applicable successor form) establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN-E or IRS Form W-8BEN (or applicable successor form) establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(2)                                 an executed IRS Form W-8ECI;

(3)                                 in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit F-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the

Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) an executed IRS Form W-8BEN-E or IRS Form W-8BEN (or applicable successor form); or

(4)                                 to the extent a Foreign Lender is not the beneficial owner, an executed IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN-E, IRS Form W-8BEN (or applicable successor form), a U.S. Tax Compliance Certificate substantially in the form of Exhibit F-2 or Exhibit F-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit F-4 on behalf of each such direct and indirect partner;

(C)                               any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. Federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and

(D)                               if a payment made to a Recipient under any Loan Document would be subject to U.S. Federal withholding Tax imposed by FATCA if such Recipient were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Recipient shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Recipient has complied with such Recipient’s obligations under FATCA or to determine the amount to deduct and withhold from such payment.  Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

(g)                                Treatment of Certain Refunds.  If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.17 (including by the payment of additional amounts pursuant to this Section 2.17), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 2.17 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund).  Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (g)  (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority.  Notwithstanding anything to the contrary in this paragraph (g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid.  This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

(h)                               Survival.  Each party’s obligations under this Section 2.17 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.

(i)                                   Defined Terms.  For purposes of this Section 2.17, the term “Lender” includes any Issuing Bank and the term “applicable law” includes FATCA.

Section 2.18.                          Payments Generally; Pro Rata Treatment; Sharing of Set-offs.

(a)                               The Borrower shall make each payment required to be made by it hereunder (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.15, Section 2.16 or Section 2.17, or otherwise) prior to 12:00 noon on the date when due, in immediately available funds, without set-off or counterclaim.  Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon.  All such payments shall be made to the Administrative Agent at its offices at Mail Code IL1-0010, 10 South Dearborn, Floor 07, Chicago, Illinois, 60603-2003, except payments to be made directly to the Issuing Bank as expressly provided herein and except that payments pursuant to Section 2.15, Section 2.16, Section 2.17 and Section 11.03 shall be made directly to the Persons entitled thereto.  The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof.  If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension.  All payments hereunder shall be made in Dollars.

(b)                               If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties; provided that in the event such funds are received by and available to the Administrative Agent as a result of the exercise of any rights and remedies with respect to any collateral under the Security Instruments, the parties entitled to a ratable share of such funds pursuant to the foregoing clause (ii) and the determination of each parties’ ratable share shall include, on a pari passu basis, (x) the Lender Counterparties with respect to Lender Hedging Obligations then due and owing to each Lender Counterparty by any Credit Party (after giving effect to any netting agreements) and (y) any Lender or any of its Affiliates with respect to Cash Management Obligations then due and owing to such Lender or any of its Affiliates by any Credit Party.  Excluded Swap Obligations with respect to any Guarantor shall not be paid with amounts received from such Guarantor or its assets, but appropriate adjustments shall be made with respect to payments from other Credit Parties to preserve the allocation to the Obligations otherwise set forth above in this Section.

(c)                                If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or participations in LC Disbursements resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and participations in LC Disbursements and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans and participations in LC Disbursements of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and participations in LC Disbursements; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply).  The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

(d)                               Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Bank hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Bank, as the case may be, the amount due.  In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

(e)                                If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.06(d) or Section 2.06(e), Section 2.07(b), Section 2.18(d) or Section 11.03(c), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), (i) apply any amounts thereafter received by the Administrative Agent for the account of such Lender for the benefit of the Administrative Agent or the Issuing Bank to satisfy such Lender’s obligations to it under such Sections until all such unsatisfied obligations are fully paid, and/or (ii) hold any such amounts in a segregated account as cash collateral for, and application to, any future funding obligations of such Lender under any such Section, in the case of each of clauses (i) and (ii) above, in any order as determined by the Administrative Agent in its discretion.

Section 2.19.                          Mitigation Obligations; Replacement of Lenders.

(a)                               If any Lender requests compensation under Section 2.15, or if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.15 or Section 2.17, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender.  The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

(b)                               If any Lender requests compensation under Section 2.15, or if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17 or if any Lender becomes a Defaulting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 11.04), all its interests, rights (other than its existing rights to payments pursuant to Sections 2.15 or

2.17) and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrower shall have received the prior written consent of the Administrative Agent (and if a Commitment is being assigned, the Issuing Bank), which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.15 or payments required to be made pursuant to Section 2.17, such assignment will result in a reduction in such compensation or payments.  A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

(c)                                If (i) in connection with any proposed increase in the Borrowing Base or proposed amendment, modification, termination, waiver or consent with respect to any of the provisions of this Agreement or any other Loan Document that requires approval of all of the Lenders, each Lender or each Lender affected thereby under Section 11.02, the consent of the Super-Majority Lenders shall have been obtained but the consent of one or more of such other Lenders (each a “Non-Consenting Lender”) whose consent is required has not been obtained, or (ii) any Lender becomes a Defaulting Lender; then, in each case, the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, elect to replace such Non-Consenting Lender or Defaulting Lender, as the case may be, as a Lender party to this Agreement in accordance with and subject to the restrictions contained in, and consents required by Section 11.04; provided that (x) the Borrower shall have received the prior written consent of the Administrative Agent (and if a Commitment is being assigned, the Issuing Bank), which consent shall not unreasonably be withheld and (y) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts).  A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply or, in the case of a Defaulting Lender, such Lender is no longer a Defaulting Lender.

Section 2.20.                                                          Defaulting Lenders.  Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:

(a)                                 the fees shall cease to accrue on the unfunded portion of the Commitment of such Defaulting Lender pursuant to Section 2.12(a);

(b)                                 the Commitment and Credit Exposure of such Defaulting Lender shall not be included in determining whether the Super-Majority Lenders, the Required Lenders or the Majority Lenders have taken or may take any action hereunder (including any consent to any amendment, waiver or other modification pursuant to Section 11.02), provided that (i) any waiver, consent, amendment or modification otherwise requiring the consent of such Lender or each affected Lender shall require the consent of such Defaulting Lender, (ii) any waiver, consent, amendment or modification requiring the consent of all Lenders shall require the consent of such Defaulting Lender (except in respect of any increases in the Maximum Facility Amount) and (iii) the Commitment of such Defaulting Lender may not be increased or extended, nor amounts owed to such Lender reduced (except as expressly provided herein), or the final maturity thereof extended, without the consent of such Defaulting Lender.

(c)                                  if any LC Exposure exists at the time such Lender becomes a Defaulting Lender then:

(i)                                     all or any part of the LC Exposure of such Defaulting Lender shall be reallocated among the non-Defaulting Lenders in accordance with their respective Applicable Percentages but only to the extent the sum of all non-Defaulting Lenders’ Credit Exposures plus such Defaulting Lender’s LC Exposure does not exceed the total of all non-Defaulting Lenders’ Commitments;

(ii)                                  if the reallocation described in clause (i) above cannot, or can only partially, be effected, the Borrower shall, within one (1) Business Day following notice by the Administrative Agent, cash collateralize for the benefit of the Issuing Bank only the Borrower’s obligations corresponding to such Defaulting Lender’s LC Exposure (after giving effect to any partial reallocation pursuant to clause (i) above) in accordance with the procedures set forth in Section 2.06(j) for so long as such LC Exposure is outstanding;

(iii)                               if the Borrower cash collateralizes any portion of such Defaulting Lender’s LC Exposure pursuant to clause (ii) above, the Borrower shall not be required to pay any fees to such Defaulting Lender pursuant to Section 2.12(b) with respect to such Defaulting Lender’s LC Exposure during the period such Defaulting Lender’s LC Exposure is cash collateralized;

(iv)                              if the LC Exposure of the non-Defaulting Lenders is reallocated pursuant to clause (i) above, then the fees payable to the Lenders pursuant to Section 2.12(a) and Section 2.12(b) shall be adjusted in accordance with such non-Defaulting Lenders’ Applicable Percentages; and

(v)                                 if all or any portion of such Defaulting Lender’s LC Exposure is neither cash collateralized nor reallocated pursuant to clauses (i) or (ii) above, then, without prejudice to any rights or remedies of the Issuing Bank or any Lender hereunder, all letter of credit fees payable under Section 2.12(b) with respect to such Defaulting Lender’s LC Exposure shall be payable to the Issuing Bank until and to the extent that such LC Exposure is cash collateralized and/or reallocated; and

(d)                                 so long as such Lender is a Defaulting Lender, the Issuing Bank shall not be required to issue, amend, or increase any Letter of Credit, unless it is satisfied that the related exposure and the Defaulting Lender’s then outstanding LC Exposure will be 100% covered by the Commitments of the non-Defaulting Lenders and/or cash collateral will be provided by the Borrower in accordance with Section 2.20(c), and any participating interests in any newly issued or increased Letter of Credit shall be allocated among non-Defaulting Lenders in a manner consistent with Section 2.20(c)(i) (and such Defaulting Lender shall not participate therein).

If (i) a Bankruptcy Event or a Bail-In Action with respect to any Lender Parent shall occur following the date hereof and for so long as such event shall continue or (ii) the Issuing Bank has a good faith belief that any Lender has defaulted in fulfilling its obligations under one or more other agreements in which such Lender commits to extend credit, the Issuing Bank shall not be required to issue, amend, or increase any Letter of Credit, unless the Issuing Bank shall have entered into arrangements with the Borrower or such Lender, satisfactory to the Issuing Bank to defease any risk to it in respect of such Lender hereunder.

In the event that the Administrative Agent, the Borrower, and the Issuing Bank each agrees that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the LC Exposure of the Lenders shall be readjusted to reflect the inclusion of such Lender’s Commitment and on such date such Lender shall purchase at par such of the Loans of the other Lenders as the Administrative Agent shall determine may be necessary in order for such Lender to hold such Loans in accordance with its Applicable Percentage.

Article III

Borrowing Base

Section 3.01.                          Reserve Report; Proposed Borrowing Base.  During the period from the Effective Date until the first Redetermination after the Effective Date, the Borrowing Base shall be $415,000,000 (the “Initial Borrowing Base”).  As soon as available and in any event by April 1 and October 1 of each year, beginning October 1, 2014, the Borrower shall deliver to the Administrative Agent and each Lender a Reserve Report, prepared as of the immediately preceding December 31 and June 30, respectively, in form and substance reasonably satisfactory to the Administrative Agent and prepared by an Approved Petroleum Engineer (or, in the case of the Reserve Report due on October 1 of each year, by one or more petroleum engineers employed by the Borrower), said Reserve Report to utilize economic and pricing parameters established from time to time by the Administrative Agent, together with such other information, reports and data concerning the value of the Borrowing Base Properties as the Administrative Agent shall deem reasonably necessary to determine the value of such Borrowing Base Properties.  Simultaneously with the delivery to the Administrative Agent and the Lenders of each Reserve Report, the Borrower shall submit to the Administrative Agent and each Lender the Borrower’s requested amount of the Borrowing Base as of the next Redetermination Date.  Promptly after the receipt by the Administrative Agent of such Reserve Report and the Borrower’s requested amount for the Borrowing Base, the Administrative Agent shall submit to the Lenders a recommended amount of the Borrowing Base to become effective for the period commencing on the next Redetermination Date.

Section 3.02.                          Scheduled Redeterminations of the Borrowing Base; Procedures and Standards.  Based in part on the Reserve Reports made available to the Administrative Agent and the Lenders pursuant to Section 3.01, the Lenders shall redetermine the Borrowing Base on or prior to the next Redetermination Date (or such date promptly thereafter as reasonably possible based on the engineering and other information available to the Lenders).  Any Borrowing Base which becomes effective as a result of any Redetermination of the Borrowing Base shall be subject to the following restrictions: (a) such Borrowing Base shall not exceed the amount of the Borrowing Base requested by the Borrower, (b) such Borrowing Base shall not exceed the Maximum Facility Amount, (c) to the extent such Borrowing Base represents an increase in the Borrowing Base in effect prior to such Redetermination, such Borrowing Base must be approved by all Lenders, and (d) to the extent such Borrowing Base represents a decrease in the Borrowing Base in effect prior to such Redetermination or a reaffirmation of such prior Borrowing Base, such Borrowing Base must be approved by the Administrative Agent and Required Lenders.  If a redetermined Borrowing Base is not approved by the Administrative Agent and Required Lenders within twenty (20) days after the submission to the Lenders by the Administrative Agent of its recommended Borrowing Base pursuant to Section 3.01, or by all Lenders within such twenty (20) day period in the case of any increase in the Borrowing Base, the Administrative Agent shall notify each Lender that the recommended Borrowing Base has not been approved and request that each Lender submit to the Administrative Agent within ten (10) days thereafter its proposed Borrowing Base.  Promptly following the 10th day after the Administrative Agent’s request for each Lender’s proposed Borrowing Base, the Administrative Agent shall determine the Borrowing Base for such Redetermination by calculating the highest Borrowing Base then acceptable to the Administrative Agent and a number of Lenders sufficient to constitute Required Lenders (or all Lenders in the case of an increase in the Borrowing Base).  Each Redetermination shall be made by the Lenders in their sole discretion, but based on the Administrative Agent’s and such Lender’s usual and customary procedures for evaluating Oil and Gas Interest as such exist at the time of such Redetermination, and including adjustments to reflect the effect of any Swap Agreements of the Borrower and the Restricted Subsidiaries as such exist at the time of such Redetermination.  The Borrower acknowledges and agrees that each Redetermination shall be based upon the loan collateral value which each Agent and each Lender in its sole discretion (using such methodology, assumptions and discount rates as the Administrative Agent and such Lender customarily uses in assigning collateral value to Oil and Gas Interests) assigns to the Borrowing Base Properties consisting of proved reserves at the time in question and based upon such other credit factors consistently applied (including, without limitation, the assets, liabilities, cash flow, business, properties, prospects, management and ownership of the Credit Parties) as the Administrative Agent and such Lender customarily considers in evaluating similar oil and gas credits.  It is expressly understood that the Administrative Agent and Lenders have no obligation to designate the Borrowing Base at any particular amounts, except in the exercise of their discretion, whether in relation to the Aggregate Commitment or otherwise. If the Borrower does not furnish all information, reports and data required to be delivered by any date specified in this Article III, unless such failure is not the fault of the Borrower, the Administrative Agent and Lenders may nonetheless designate the Borrowing Base at any amounts which the Administrative Agent and Lenders in their reasonable discretion determine and may redesignate the Borrowing Base from time to time thereafter until the Administrative Agent and Lenders receive all such information, reports and data, whereupon the Administrative Agent and Lenders shall designate a new Borrowing Base, in accordance with the other provisions of this Section.

Section 3.03.                          Special Redeterminations.  In addition to Scheduled Redeterminations, the Borrower shall be permitted to request a Special Redetermination of the Borrowing Base once between each Scheduled Redetermination and the Required Lenders shall be permitted to request a Special Redetermination once between each Scheduled Redetermination.  Any request by the Borrower pursuant to this Section 3.03 shall be submitted to the Administrative Agent and each Lender and at the time of such request (or within twenty (20) days thereafter in the case of the Reserve Report) the Borrower shall (1) deliver to the Administrative Agent a Reserve Report prepared as of a date prior to the date of such request that is reasonably acceptable to the Administrative Agent and such other information which the Administrative Agent shall reasonably request, and (2) notify the Administrative Agent of the Borrowing Base requested by the Borrower in connection with such Special Redetermination.  Any request by the Required Lenders pursuant to this Section 3.03 shall be submitted to the Administrative Agent and the Borrower. Any Special Redetermination shall be made by the Administrative Agent and Lenders in accordance with the procedures and standards set forth in Section 3.02; provided that no Reserve Report is required to be delivered to the Administrative Agent in connection with any Special Redetermination requested by the Required Lenders pursuant to this Section 3.03.

Section 3.04.                          Notice of Redetermination.  Promptly following any Redetermination of the Borrowing Base, the Administrative Agent shall notify the Borrower of the amount of the redetermined Borrowing Base, which Borrowing Base shall be effective as of the date specified in such notice, and such Borrowing Base shall remain in effect for all purposes of this Agreement until the next Redetermination.

Article IV

Representations and Warranties

The Borrower represents and warrants to the Administrative Agent and the Lenders that:

Section 4.01.                          Organization; Powers.  Each Credit Party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

Section 4.02.                          Authorization; Enforceability.  The Transactions are within each Credit Party’s corporate, limited liability company or partnership powers and have been duly authorized by all necessary corporate, limited liability company or partnership and, if required, actions by equity holders.  This Agreement has been duly executed and delivered by each Credit Party and constitutes a legal, valid and binding obligation of each Credit Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

Section 4.03.                          Governmental Approvals; No Conflicts.  The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect or have been made or to be made in connection with the filing of the Security Instruments to secure the Obligations, (b) will not violate any Requirement of Law applicable to the Borrower or any Restricted Subsidiary, (c) will not violate or result in a default under any indenture, agreement or other instrument evidencing Material Indebtedness or a Material Sales Contract binding upon the Borrower or any Restricted Subsidiary or any of their respective assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any Restricted Subsidiary, and (d) will not result in the creation or imposition of any Lien on any asset of the Borrower or any Restricted Subsidiary not otherwise permitted under Section 7.02.

Section 4.04.                          Financial Condition; No Material Adverse Change.

(a)                               The Borrower has heretofore furnished to the Lenders the audited consolidated balance sheet and related statements of income, stockholders equity and cash flows of the Borrower and its Consolidated Subsidiaries as of and for the fiscal year ended December 31, 2013, reported on by KPMG LLP, independent public accountants.  Such financial statements, together with any notes and management discussions related thereto appearing in the Borrower’s Form 10-K filed with the SEC on March 11, 2014, present fairly, in all material respects, the financial position and results of operations and cash flows of the Borrower and its Consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP and, except as set forth on Schedule 4.04, show all material indebtedness and other liabilities, direct or contingent of the Borrower and its Consolidated Subsidiaries as of the date thereof, including liabilities for Taxes, material commitments and Indebtedness.

(b)                               Since December 31, 2013, no event or circumstance which has had or could reasonably be expected to have a Material Adverse Effect has occurred.

Section 4.05.                          Properties.

(a)                               Except as otherwise provided in Section 4.15 with respect to Oil and Gas Interests, the Borrower and each Restricted Subsidiary has good title to, or valid leasehold interests in, all such real and personal property material to its business, except for (i) minor defects in title that do not, in the aggregate, interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes and (ii) Liens permitted under Section 7.02.

(b)                               The Borrower and each Restricted Subsidiary owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to its business, and the use thereof by the Borrower and such Restricted Subsidiaries, as the case may be, does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

Section 4.06.                          Litigation and Environmental Matters.

(a)                               There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any Restricted Subsidiary, (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect after taking into account insurance proceeds or other recoveries from third parties actually received (other than the Disclosed Matters) or (ii) that involve this Agreement or the Transactions.

(b)                               Except for the Disclosed Matters and except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect after taking into account insurance proceeds or other recoveries from third parties actually received, neither the Borrower nor any Restricted Subsidiary, to the Borrower’s knowledge, (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received written notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any claim with respect to any Environmental Liability.

(c)                                Since the date of this Agreement, there has been no change in the status of the Disclosed Matters that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect.

Section 4.07.                          Compliance with Laws and Agreements.  The Borrower and each Restricted Subsidiary is in compliance with all Requirements of Law applicable to it or its property, its Organizational Documents and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.  No Default has occurred and is continuing.

Section 4.08.                          Investment Company Status.  Neither the Borrower nor any Restricted Subsidiary is an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940.

Section 4.09.                          Taxes.  The Borrower and each Restricted Subsidiary has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which the Borrower or such Restricted Subsidiary, as applicable, has set aside on its books adequate reserves or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

Section 4.10.                          ERISA.  No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect.  The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of FASB Statement 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $1,000,000 the fair market value of the assets of such Plan, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of FASB Statement 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $1,000,000 the fair market value of the assets of all such underfunded Plans.

Section 4.11.                          Disclosure.  The Borrower has disclosed to the Lenders all agreements, instruments and corporate or other restrictions to which it or any Restricted Subsidiary is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.  None of the other reports, financial statements, certificates or other information furnished by or on behalf of the Borrower or any Restricted Subsidiary to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished) when taken as a whole contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading as of the date made or deemed made; provided that, with respect to projected financial information, the Borrower represents only that such information was prepared in good faith based on assumptions believed to be reasonable at the time and, if such projected financial information was delivered prior to the Effective Date, as of the Effective Date.

Section 4.12.                          Labor Matters.  There are no strikes, lockouts or slowdowns against the Borrower or any of its Restricted Subsidiaries pending or, to the knowledge of the Borrower, threatened that could reasonably be expected to have a Material Adverse Effect.  The hours worked by and payments made to employees of the Borrower and, to the knowledge of the Borrower, to employees of its Restricted Subsidiaries have not been in violation of the Fair Labor Standards Act or any other Law dealing with such matters to the extent that such violation could reasonably be expected to have a Material Adverse Effect.

Section 4.13.                          Capitalization.  Schedule 4.13 lists as of the Effective Date, (a) for the Borrower and each Restricted Subsidiary, its full legal name and its jurisdiction of organization and (b) for each Restricted Subsidiary, the number of shares of capital stock or other Equity Interests outstanding and the owner(s) of such shares or Equity Interests.

Section 4.14.                          Margin Stock.  Neither the Borrower nor any Restricted Subsidiary is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Federal Reserve Board), and no part of the proceeds of any Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock.

Section 4.15.                          Oil and Gas Interests.  Each Credit Party has good and defensible title to all Proved Reserves included in the Oil and Gas Interests (for purposes of this Section 4.15, “proved Oil and Gas Interests”) described in the most recent Reserve Report provided to the Administrative Agent (other than such Proved Reserves that have been subsequently disposed of in compliance with this Agreement), free and clear of all Liens except Liens permitted pursuant to Section 7.02.  All such proved Oil and Gas Interests are valid, subsisting, and in full force and effect in all material respects, and all rentals, royalties, and other amounts due and payable in respect thereof have been duly paid except for such rentals, royalties and other amounts that are amounts being contested in good faith by appropriate proceedings and for which the Borrower or the applicable Restricted Subsidiary has set aside on its books adequate reserves, or except to the extent such rentals, royalties and other amounts due, if left unpaid, would not result in the loss or forfeiture of Oil and Gas Interests having an aggregate fair market value in excess of

$10,000,000.  Without regard to any consent or non-consent provisions of any joint operating agreement covering any Credit Party’s proved Oil and Gas Interests, such Credit Party’s share of (a) the costs for each proved Oil and Gas Interest described in the Reserve Report (other than for such proved Oil and Gas Interests that have been subsequently disposed of in compliance with this Agreement) is not materially greater than the decimal fraction set forth in the Reserve Report, before and after payout, as the case may be, and described therein by the respective designations “working interests,” “WI,” “gross working interest,” “GWI,” or similar terms (except in such cases where there is a corresponding increase in the net revenue interest), and (b) production from, allocated to, or attributed to each such proved Oil and Gas Interest is not materially less than the decimal fraction set forth in the Reserve Report, before and after payout, as the case may be, and described therein by the designations “net revenue interest,” “NRI,” or similar terms.  The wells drilled in respect of proved producing Oil and Gas Interests described in the Reserve Report (other than wells drilled in respect of such proved producing Oil and Gas Interests that have been subsequently disposed of in compliance with this Agreement) (1) are capable of, and are presently, either producing Hydrocarbons in commercially profitable quantities or in the process of being worked over or enhanced, and the Credit Party that owns such proved producing Oil and Gas Interests is currently receiving payments for its share of production, with no funds in respect of any thereof being presently held in suspense, other than any such funds being held in suspense pending delivery of appropriate division orders, and (2) have been drilled, bottomed, completed, and operated in compliance with all applicable laws, in the case of clauses (1) and (2), except where any failure to satisfy clause (1) or to comply with clause (2) would not have a Material Adverse Effect, and no such well which is currently producing Hydrocarbons is subject to any material penalty in production by reason of such well having produced in excess of its allowable production.

Section 4.16.                          Insurance.  The certificate signed by a Responsible Officer that attests to the existence of, and summarizes, the property and casualty insurance program maintained by the Credit Parties that has been furnished by the Borrower to the Administrative Agent and the Lenders as of the Effective Date, is complete and accurate in all material respects as of the Effective Date and demonstrates the Borrower’s and the Restricted Subsidiaries’ compliance with Section 6.05.

Section 4.17.                          Solvency.

(a)                                Immediately after the consummation of the Transactions and immediately following the making of the initial Borrowing, if any, made on the Effective Date and after giving effect to the application of the proceeds thereof, (1) the fair value of the assets of the Credit Parties on a consolidated basis, at a fair valuation, will exceed the debts and liabilities, subordinated, contingent or otherwise, of the Credit Parties on a consolidated basis; (2) the present fair saleable value of the real and personal property of the Credit Parties on a consolidated basis will be greater than the amount that will be required to pay the probable liability of the Credit Parties on a consolidated basis on their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (3) the Credit Parties on a consolidated basis will be able to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (4) the Credit Parties on a consolidated basis will not have unreasonably small capital with which to conduct the businesses in which they are engaged as such businesses are now conducted and are proposed to be conducted after the date hereof.

(b)                                The Credit Parties do not intend to, and do not believe that they will, incur debts beyond their ability to pay such debts as they mature, taking into account the timing of and amounts of cash to be received by it and the timing of the amounts of cash to be payable on or in respect of its Indebtedness.

Section 4.18.                          Material Sales Contracts.  No Credit Party is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any Material Sales Contract to which it is a party, except where such default could not reasonably be expected to result in a Material Adverse Effect.

Section 4.19.                          Common Enterprise.  The successful operation and condition of each of the Credit Parties is dependent on the continued successful performance of the functions of the group of the Credit Parties as a whole and the successful operation of each of the Credit Parties is dependent on the successful performance and operation of each other Credit Party.  Each Credit Party expects to derive benefit (and its board of directors or other governing body has determined that it may reasonably be expected to derive benefit), directly and indirectly, from (i) successful operations of each of the other Credit Parties and (ii) the credit extended by the Lenders to the Borrower hereunder, both in their separate capacities and as members of the group of companies.  Each Credit Party has determined that execution, delivery, and performance of this Agreement and any other Loan Documents to be executed by such Credit Party is within its purpose, will be of direct and indirect benefit to such Credit Party, and is in its best interest.

Section 4.20.                          Anti-Corruption Laws and Sanctions.  The Borrower has implemented and maintains in effect policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and the Borrower, its Subsidiaries and their respective officers and employees and to the knowledge of the Borrower its directors and agents insofar as the same are acting on behalf of the Borrower or its Subsidiaries, (x) are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects and (y) have not and will not do business, enter into transactions or store with, purchase or receive money from, transport from, to or with, sell goods or give money to, a Sanctioned Person.  None of (a) the Borrower, any Subsidiary or any of their respective directors, officers or employees, or (b) to the knowledge of the Borrower, any agent of the Borrower or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person.  No Borrowing or Letter of Credit, use of proceeds or other transaction contemplated by the Credit Agreement will violate Anti-Corruption Laws or applicable Sanctions.

Section 4.21.                          EEA Financial Institutions.  No Credit Party is an EEA Financial Institution.

Article V

Conditions

Section 5.01.                          Effective Date.  The obligations (i) of the Lenders to continue the Original Loans and the obligation of the Lenders to make Loans and (ii) of the Issuing Bank to permit the Existing Letters of Credit to remain outstanding and to issue Letters of Credit hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 11.02):

(a)                               The Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy or electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

(b)                               The Administrative Agent shall have received (i) a certificate of each Credit Party, dated the Effective Date and executed by its Secretary or Assistant Secretary, which shall (A) certify the resolutions of its board of directors, members or other body authorizing the execution, delivery and performance of the Loan Documents to which it is a party, (B) identify by name and title and bear the signatures of the officers of such Credit Party authorized to sign the Loan Documents to which it is a party, and (C) contain appropriate attachments, including the certificate of formation or articles of incorporation or organization of each Credit Party certified by the relevant authority of the jurisdiction of organization of such Credit Party and a true and correct copy of its by-laws or operating, management or partnership agreement, and (ii) a good standing certificate for each Credit Party from its jurisdiction of organization.

(c)                                The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Effective Date) of Vinson & Elkins LLP, counsel for the Credit Parties, covering such matters relating to the Credit Parties, this Agreement or the Transactions as the Administrative Agent shall reasonably request.  The Credit Parties hereby request such counsel to deliver such opinion.

(d)                               The Administrative Agent shall have received a certificate, dated the Effective Date and signed by a Responsible Officer of the Borrower, confirming that the Credit Parties have (i) complied with the conditions set forth in paragraphs (k) and (l) of this Section 5.01 and paragraphs (a), (b) and (c) of Section 5.02, (ii) complied with the covenants set forth in Section 6.05 (and demonstrating such compliance by the attachment of an insurance summary and insurance certificates evidencing the coverage described in such summary) and (iii) complied with the requirements of Section 6.09 and Section 6.10.

(e)                                The Administrative Agent, the Lenders and J.P. Morgan Securities LLC shall have received all fees and other amounts due and payable on or prior to the Effective Date under this Agreement and the Fee Letter, and, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder, including all reasonable fees, expenses and disbursements of counsel for the Administrative Agent to the extent invoiced on or prior to the Effective Date, together with such additional amounts as shall constitute such counsel’s reasonable estimate of expenses and disbursements to be incurred by such counsel in connection with the recording and filing of Mortgages (and/or Mortgage amendments) and financing statements; provided, that, such estimate shall not thereafter preclude further settling of accounts between the Borrower and the Administrative Agent.

(f)                                   The Administrative Agent shall have received the Security Agreement, duly executed and delivered by the appropriate Credit Parties, together with such other assignments, conveyances, amendments, agreements and other writings, including, without limitation, UCC-1 financing statements creating Liens prior and superior in right to any other Person, subject to the Liens permitted under Section 7.02, in all of the Collateral in which a security interest is required to be granted pursuant to the Security Instruments, including all of the Equity Interests of each Restricted Subsidiary now or hereafter owned by Borrower or any Restricted Subsidiary.

(g)                                  The Administrative Agent shall have received promissory notes duly executed by the Borrower for each Lender that has requested the delivery of a promissory note pursuant to and in accordance with Section 2.09(e).

(h)                               In the event any Loans are made on the Effective Date, the Administrative Agent shall have received a Borrowing Request acceptable to the Administrative Agent and in accordance with Section 2.05 setting forth the Loans requested by the Borrower on the Effective Date, the Type and amount of each Loan and the accounts to which such Loans are to be funded.

(i)                                   If the initial Borrowing includes the issuance of one or more Letters of Credit, the Administrative Agent shall have received a written request in accordance with Section 2.06 of this Agreement.

(j)                                  The Administrative Agent shall have received such financing statements (including, without limitation, the financing statements referenced in subclause (f) above) as Administrative Agent shall specify to fully evidence and perfect all Liens contemplated by the Loan Documents, all of which shall be filed of record in such jurisdictions as the Administrative Agent shall require in its sole discretion.

(k)                                 Each Credit Party shall have obtained all approvals required from any Governmental Authority and all consents of other Persons, in each case that are necessary or advisable in connection with the Transactions and each of the foregoing shall be in full force and effect and in form and substance reasonably satisfactory to the Administrative Agent.  All applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose adverse conditions on the transactions contemplated by the Loan Documents or the financing thereof and no action, request for stay, petition for review or rehearing, reconsideration, or appeal with respect to any of the foregoing shall be pending, and the time for any applicable agency to take action to set aside its consent on its own motion shall have expired.

(l)                                     There shall not exist any action, suit, investigation, litigation or proceeding or other legal or regulatory developments, pending or threatened in any court or before any arbitrator or Governmental Authority that, in the reasonable opinion of Administrative Agent, singly or in the aggregate, materially impairs the Transactions, the financing thereof or any of the other transactions contemplated by the Loan Documents or that could reasonably be expected to result in a Material Adverse Effect.

(m)                           All partnership, corporate and other proceedings taken or to be taken in connection with the Transactions and all documents incidental thereto shall be reasonably satisfactory in form and substance to Administrative Agent and its counsel, and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.

(n)                               The Administrative Agent and the Lenders shall have received the Projections and all of the financial statements described in Section 4.04(a).

(o)                               The Administrative Agent shall have received a solvency certificate dated the Effective Date and signed by a Financial Officer of the Borrower.

(p)                               The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transactions provided for herein as the Administrative Agent or its special counsel may reasonably request prior to the Effective Date, and all such documents shall be in form and substance satisfactory to the Administrative Agent.

The Administrative Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding.  Notwithstanding the foregoing, the obligations (i) of the Lenders to continue the Original Loans and the obligation of the Lenders to make Loans and (ii) of the Issuing Bank to permit the Existing Letters of Credit to remain outstanding and to issue Letters of Credit hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 11.02) at or prior to 3:00 p.m. on May 30, 2014 (and, in the event such conditions are not so satisfied or waived, the Aggregate Commitment shall terminate at such time).

Section 5.02.                          Each Credit Event.  The obligation of each Lender to make a Loan on the occasion of any Borrowing, and of the Issuing Bank to issue, amend, renew or extend any Letter of Credit, is subject to the satisfaction of the following conditions:

(a)                               The representations and warranties of each Credit Party set forth in this Agreement and the other Loan Documents shall be true and correct on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date.

(b)                               At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default shall have occurred and be continuing.

(c)                                At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Borrowing Base Deficiency exists or would be caused thereby.

Each Borrowing and each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in paragraphs (a), (b) and (c) of this Section.

Article VI

Affirmative Covenants

Until the Aggregate Commitment has expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full and all Letters of Credit shall have expired or terminated and all LC Disbursements shall have been reimbursed, the Borrower covenants and agrees with the Administrative Agent and the Lenders that:

Section 6.01.                          Financial Statements; Other Information.  The Borrower will furnish to the Administrative Agent and each Lender:

(a)                               within 90 days after the end of each fiscal year of the Borrower, the audited consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows of the Borrower and its Consolidated Subsidiaries as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by KPMG LLP or other independent public accountants reasonably acceptable to the Administrative Agent (without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and its Consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied;

(b)                               within 45 days after the end of each fiscal quarter of the Borrower, (i) the consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows of the Borrower and its Consolidated Subsidiaries as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its Consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes, and (ii) a quarterly operating and capital expenditures budget, and financial forecasts, including cash flow projections covering proposed fundings, repayments, additional advances, investments and other cash receipts and disbursements, each for the following fiscal quarter in a format reasonably consistent with the projections, budgets and forecasts theretofore provided to the Lenders, and promptly following the preparation thereof, material updates to any of the foregoing from time to time prepared by management of the Borrower;

(c)                                concurrently with any delivery of financial statements under clause (a) or (b) above, a certificate in a form reasonably acceptable to Administrative Agent signed by a Financial Officer of the Borrower (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Section 7.13;

(d)                               concurrently with the delivery of financial statements under clause (a) or (b) above, notice of the date and time of a conference call with Lenders to discuss financial information, which conference calls the Borrower shall host not later than 5 Business Days after such distribution; provided that any conference call hosted by the Borrower which is generally available to holders of its debt and/or equity securities shall satisfy this condition;

(e)                                within sixty (60) days after the conclusion of each fiscal year, the Borrower’s annual operating and capital expenditure budgets, and financial forecasts, including cash flow projections covering proposed fundings, repayments, additional advances, investments and other cash receipts and disbursements, each for the following fiscal year in a format reasonably consistent with projections, budgets and forecasts theretofore provided to the Lenders, and promptly following the preparation thereof, material updates to any of the foregoing from time to time prepared by management of the Borrower;

(f)                                 promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Borrower or any Restricted Subsidiary with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, or distributed by the Borrower to its shareholders generally, as the case may be;

(g)                                promptly following the delivery of any Asset Coverage Reserve Report to the Second Lien Administrative Agent, a copy of such Asset Coverage Reserve Report and a Reserve Report Certificate and (ii) promptly, but in any event within two (2) Business Days upon delivery or receipt, copies of all material written notices received by the Borrower in connection with the Second Lien Loan Documents or the Third Lien Loan Documents;

(h)                               together with the Reserve Reports required under Section 3.01 or the Asset Coverage Reserve Reports required under clause (g) above, a report, in reasonable detail, setting forth (i) the Swap Agreements then in effect, the notional volumes of and prices for, on a monthly basis and in the aggregate, the Crude Oil and Natural Gas for each such Swap Agreement and the term of each such Swap Agreement, (ii) the notional volumes of Crude Oil and Natural Gas for each such Swap Agreement and (iii) a list of the top fifteen (15) customers purchasing Hydrocarbons from the Borrower or any Subsidiary in the six month period prior to the “as of” date of the most recently delivered Reserve Report or Asset Coverage Reserve Report, as applicable; and

(i)                                   promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Borrower or any Subsidiary, or compliance with the terms of this Agreement, as the Administrative Agent or any Lender may reasonably request.

Documents required to be delivered pursuant to this Section 6.01 (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (1) on which the Borrower posts such documents, or provides a link thereto, on the Borrower’s website on the Internet at www.claytonwilliams.com or (2) on which such documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that: (i) upon request, the Borrower shall deliver paper copies of such documents to the Administrative Agent or any Lender until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (ii) the Borrower shall notify the Administrative Agent and, upon request, each Lender (by telecopier or electronic mail) of the posting of any such documents and, upon request, provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents.  Notwithstanding anything contained herein, in every instance the Borrower shall be required to provide paper copies of the compliance certificates required by Section 6.01(c) to the Administrative Agent.  Except for such compliance certificates, the Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

Section 6.02.                          Notices of Material Events.  The Borrower will furnish to the Administrative Agent and each Lender prompt written notice of the following:

(a)                               as soon as possible, but in any event within 5 days of obtaining knowledge thereof, the occurrence of any Default;

(b)                               as soon as possible, but in any event within 15 days after obtaining knowledge of the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting any Credit Party or any Affiliate thereof that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;

(c)                                as soon as possible, but in any event within 15 days after the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrower and the Restricted Subsidiaries in an aggregate amount exceeding $1,000,000;

(d)                               as soon as possible, but in any event within 15 days after obtaining knowledge of any release by any Credit Party, or any other Person of any Hazardous Material into the environment, which could reasonably be expected to have a Material Adverse Effect;

(e)                                as soon as possible, but in any event within 15 days after any notice alleging any violation of any Environmental Law by any Credit Party or any other Environmental Liability, which could reasonably be expected to have a Material Adverse Effect;

(f)                                 as soon as possible, but in any event within 15 days after the occurrence of any breach or default under, or repudiation or termination of, any Material Sales Contract, which could reasonably be expected to have a Material Adverse Effect;

(g)                                promptly following the execution and delivery thereof, copies of any amendment, modification, waiver or other change to the Second Lien Loan Documents or Third Lien Loan

Documents, together with a certificate of a Responsible Officer certifying that such copies are true, correct and complete as of the date of delivery;

(h)                               promptly following the furnishing or receipt thereof, copies of any default notices under the Second Lien Loan Documents or Third Lien Loan Documents not otherwise required to be furnished to the Lenders pursuant to any other provisions of this Agreement; and

(i)                                   as soon as possible, but in any event within five days of becoming aware of any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

To the extent applicable, each notice delivered under this Section shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

Section 6.03.                          Existence; Conduct of Business.  The Borrower will, and will cause each Restricted Subsidiary to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 7.03 or any Disposition permitted under Section 7.04 nor shall the Borrower or any Restricted Subsidiary be required to preserve any right or franchise unrelated to the Borrowing Base Properties if the Borrower or such Restricted Subsidiary determines that the preservation thereof is no longer desirable in the conduct of its business and that the loss thereof is not adverse in any material respect to the Administrative Agent or any Lender.

Section 6.04.                          Payment of Obligations.  The Borrower will, and will cause each Restricted Subsidiary to, pay its obligations, including Tax liabilities, that, if not paid, could result in a Material Adverse Effect before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) the Borrower or such Restricted Subsidiary, as applicable, has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect or any Collateral becoming subject to forfeiture or loss as a result of such contest.

Section 6.05.                          Maintenance of Properties; Insurance.  The Borrower will, and will cause each Restricted Subsidiary and use commercially reasonable efforts to cause each operator of Borrowing Base Properties to:

(a)                               keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted, and

(b)                               maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations.  Upon request of the Administrative Agent, the Borrower will furnish or cause to be furnished to the Administrative Agent from time to time a summary of the respective insurance coverage of the Borrower and its

Restricted Subsidiaries in form and substance reasonably satisfactory to the Administrative Agent, and, if requested, will furnish the Administrative Agent copies of the applicable policies.  Upon demand by Administrative Agent, the Borrower will cause any insurance policies covering any such property to be endorsed (a) to provide that such policies may not be cancelled, reduced or affected in any manner for any reason without fifteen (15) days prior notice to Administrative Agent, (b) to include the Administrative Agent as loss payee with respect to all property/casualty policies and additional insured with respect to all liability policies and (c) to provide for such other matters as the Lenders may reasonably require.

Section 6.06.                          Books and Records; Inspection Rights.  The Borrower will, and will cause each Restricted Subsidiary to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities.  The Borrower will, and will cause each Restricted Subsidiary to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested.

Section 6.07.                          Compliance with Laws.  The Borrower will, and will cause each Restricted Subsidiary to, comply with all Requirements of Law applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

Section 6.08.                          Use of Proceeds and Letters of Credit.  The proceeds of the Loans will be used only to (a) pay the fees, expenses and transaction costs of the Transactions, (b) prepay, redeem or defease the Existing Senior Notes and the Indebtedness under the Second Lien Credit Agreement to the extent permitted under Section 7.15 or Section 7.16, as applicable, and (c) finance the working capital needs of the Borrower, including capital expenditures, and for general corporate purposes of the Borrower and the Guarantors, in the ordinary course of business, including the exploration, acquisition and development of Oil and Gas Interests.  No part of the proceeds of any Loan will be used, whether directly or indirectly, to purchase or carry any margin stock (as defined in Regulation U issued by the Board).  Letters of Credit will be issued only to support general corporate purposes of the Borrower and the Restricted Subsidiaries. The Borrower will not request any Borrowing or Letter of Credit, and the Borrower shall not use, and shall procure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Borrowing or Letter of Credit (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (B) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, or (C)  in any manner that would result in the violation of any Sanctions applicable to any party hereto.  The Borrower will not fund all or part of any repayment of the Obligations out of proceeds derived from transactions which would be prohibited by Sanctions or would otherwise cause any Person to be in breach of Sanctions.

Section 6.09.                          Mortgages and Other Security.  The Borrower will, and will cause each Material Restricted Subsidiary to, execute and deliver to the Administrative Agent, for the benefit of the Secured Parties, (a) by no later than each Redetermination Date (or a later date acceptable to the Administrative Agent in its sole discretion) and, at the request of the Administrative Agent, at any time between Borrowing Base Redeterminations, Mortgages in form and substance reasonably acceptable to the Administrative Agent together with such other assignments, conveyances, amendments, agreements and other writings, including, without limitation, UCC-1 financing statements (each duly authorized and executed, as applicable) as the Administrative Agent shall reasonably deem necessary or appropriate to grant, evidence and perfect and maintain Liens in Oil and Gas Interests having an Engineered Value equal to or greater than ninety percent (90%) or such higher percentage as the Administrative Agent may require at any time an Event of Default is continuing of the Engineered Value of the Oil and Gas Interests included in the Borrowing Base Properties as reflected on the Reserve Report most recently delivered to the Administrative Agent pursuant to Section 3.01 or Section 3.03, (b) promptly after entering into any such agreement (to the extent not already subject to a Lien pursuant to the Security Instruments), collateral assignments of all right, title and interest of any Credit Party in and to any gathering, handling, storing, processing, transportation, supply, pipeline or marketing agreement with any Affiliate that is not a Credit Party, and (c) Security Instruments in form and substance reasonably acceptable to the Administrative Agent together with such other assignments, conveyances, amendments, agreements and other writings, including, without limitation, UCC-1 financing statements (each duly authorized and executed, as applicable), as the Administrative Agent shall reasonably deem necessary or appropriate to grant, evidence and perfect Liens in substantially all personal property of the Borrower or such Restricted Subsidiary, as the case may be, in each case, subject only to Permitted Encumbrances and other Liens permitted under Section 7.02.

Section 6.10.                          Title Data.  The Borrower will, and will cause each Restricted Subsidiary to, by no later than 45 days after the Fourth Amendment Effective Date (or a later date acceptable to the Administrative Agent in its sole discretion) and from time to time thereafter at the request of the Administrative Agent, deliver to the Administrative Agent title information in form and substance reasonably acceptable to the Administrative Agent with respect to that portion of the Oil and Gas Interests evaluated by such Reserve Report as the Administrative Agent shall deem reasonably necessary or appropriate to verify (i) the title of the Credit Parties to not less than seventy percent (70%) of the Engineered Value of the Borrowing Base Properties that are required to be subject to a Mortgage pursuant to Section 6.09, and (ii) the validity, perfection and priority of the Liens created by such Mortgages and such other matters regarding such Mortgages as Administrative Agent shall reasonably request.

Section 6.11.                          Swap Agreements.  Upon the request of the Administrative Agent, the Borrower shall, within thirty (30) days of such request, provide to the Administrative Agent copies of all agreements, documents and instruments evidencing the Swap Agreements not previously delivered to the Administrative Agent, certified as true and correct by a Responsible Officer of the Borrower, and such other information regarding such Swap Agreements as the Administrative Agent may reasonably request.

Section 6.12.                          Operation of Oil and Gas Interests.

(a)                               The Borrower will, and will cause each Restricted Subsidiary to, maintain, develop and operate its Oil and Gas Interests in a good and workmanlike manner, and observe and comply with all of the terms and provisions, express or implied, of all oil and gas leases relating to such Oil and Gas Interests so long as such Oil and Gas Interests are capable of producing Hydrocarbons and accompanying elements in paying quantities, except where such failure to comply could not reasonably be expected to have a Material Adverse Effect.

(b)                               Borrower will, and will cause each Restricted Subsidiary to, comply in all respects with all contracts and agreements applicable to or relating to its Oil and Gas Interests or the production and sale of Hydrocarbons and accompanying elements therefrom, except to the extent a failure to so comply could not reasonably be expected to have a Material Adverse Effect.

Section 6.13.                          Material Restricted Subsidiaries.  In the event any Person is or becomes a Material Restricted Subsidiary, Borrower will (a) promptly take all action necessary to comply with Section 6.14, (b) promptly take all such action and execute and deliver, or cause to be executed and delivered, to the Administrative Agent all such opinions, documents, instruments, agreements, and certificates similar to those described in Sections 5.01(b) and 5.01(c) that the Administrative Agent may reasonably request, and (c) promptly cause such Material Restricted Subsidiary to (i) become a party to this Agreement and Guarantee the Obligations by executing and delivering to the Administrative Agent a Counterpart Agreement in the form of Exhibit B, (ii) to the extent required to comply with Section 6.09, execute and deliver Mortgages and other Security Instruments creating Liens prior and superior in right to any other Person, subject to Permitted Encumbrances, in such Material Restricted Subsidiary’s Oil and Gas Interests and substantially all of such Material Restricted Subsidiary’s personal property, and (iii) to the extent required to comply with Section 6.10, all title opinions and other information.  Upon delivery of any such Counterpart Agreement to the Administrative Agent, notice of which is hereby waived by each Credit Party, such Material Restricted Subsidiary shall be a Guarantor and shall be as fully a party hereto as if such Material Restricted Subsidiary were an original signatory hereto.  Each Credit Party expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Credit Party hereunder.  This Agreement shall be fully effective as to any Credit Party that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Credit Party hereunder.  With respect to each such Material Restricted Subsidiary, the Borrower shall promptly send to the Administrative Agent written notice setting forth with respect to such Person the date on which such Person became a Material Restricted Subsidiary of the Borrower, and supplement the data required to be set forth in the Schedules to this Agreement as a result of the acquisition or creation of such Material Restricted Subsidiary; provided that such supplemental data must be reasonably acceptable to the Administrative Agent.

Section 6.14.                          Pledged Equity Interests.  On the date hereof and at the time hereafter that any Material Restricted Subsidiary of the Borrower is created or acquired or any Unrestricted Subsidiary or Non-Material Restricted Subsidiary becomes a Material Restricted Subsidiary, the Borrower and the Material Restricted Subsidiaries (as applicable) shall execute and deliver to the Administrative Agent for the benefit of the Secured Parties, the Security Agreement (or an amendment or supplement to, or amendment and restatement of, the Security Agreement), in form and substance reasonably acceptable to the Administrative Agent, from the Borrower and/or the Material Restricted Subsidiaries (as applicable) covering all Equity Interests owned by the Borrower or such Material Restricted Subsidiaries in such Material Restricted Subsidiaries, together with all certificates (or other evidence acceptable to the Administrative Agent) evidencing the issued and outstanding Equity Interests of each such Material Restricted Subsidiary of every class owned by such Credit Party (as applicable) which, if certificated, shall be duly endorsed or accompanied by stock powers executed in blank (as applicable), as the Administrative Agent shall deem necessary or appropriate to grant, evidence and perfect a first priority security interest in the issued and outstanding Equity Interests owned by Borrower or any Material Restricted Subsidiary in each Material Restricted Subsidiary.

Section 6.15.                          Designation and Conversion of Restricted and Unrestricted Subsidiaries.

(a)                                 Unless designated as an Unrestricted Subsidiary on Schedule 4.13 as of the Effective Date or thereafter, assuming compliance with Section 6.15(b), any Person that becomes a Subsidiary of the Borrower or any of its Restricted Subsidiaries shall be classified as a Restricted Subsidiary.

(b)                                 The Borrower may designate by prior written notice thereof to the Administrative Agent, any Restricted Subsidiary, including a newly formed or newly acquired Subsidiary, as an Unrestricted Subsidiary if (i) immediately prior, and after giving effect, to such designation, (A) the representations and warranties of the Borrower and its Restricted Subsidiaries contained in each of the Loan Documents are true and correct in all material respects on and as of such date as if made on and as of the date of such redesignation (or, if stated to have been made expressly as of an earlier date, were true and correct in all material respects as of such date), and (B) no Default exists or would result therefrom (and the Borrower shall be in compliance, on a pro forma basis, with the covenants set forth in Section 7.13); (ii) such Subsidiary (A) is not the owner or the operator, by contract or otherwise, of any Oil and Gas Interests and (B) is not a guarantor or the primary obligor with respect to any indebtedness, liabilities or other obligations under any Senior Notes, Second Lien Debt or other Material Indebtedness; and (iii) the Investment deemed to be made in such Subsidiary pursuant to the next sentence would be permitted to be made at the time of such designation under Section 7.06.  The designation of any Restricted Subsidiary as an Unrestricted Subsidiary shall constitute an Investment in an Unrestricted Subsidiary in an amount equal to the aggregate amount of the Borrower’s or any Restricted Subsidiary’s Investments previously made in or to such Subsidiary.  Except as provided in this Section 6.15(b), no Restricted Subsidiary may be redesignated as an Unrestricted Subsidiary.

(c)                                  The Borrower may designate by prior written notice thereof to the Administrative Agent any Unrestricted Subsidiary to be a Restricted Subsidiary if (i) immediately prior, and after giving effect to such designation, the representations and warranties of the Borrower and its Restricted Subsidiaries contained in each of the Loan Documents are true and correct in all material respects on and as of such date as if made on and as of the date of such redesignation (or, if stated to have been made expressly as of an earlier date, were true and correct in all material respects as of such date), (ii) no Default exists or would result therefrom (and the Borrower shall be in compliance, on a pro forma basis, with the covenants set forth in Section 7.13) and (iii) the Borrower is in compliance with the requirements of Section 6.09.  Any such designation shall (x) be treated as a cash dividend in an amount equal to the lesser of the fair market value of the Borrower’s direct and indirect ownership interest in such Subsidiary or the amount of the Borrower’s cash investment previously made for purposes of the limitation on

Investments under Section 7.06(b) or under any other subsection of Section 7.06, as the case may be, and (y) constitute the incurrence at the time of such designation of any Investment, Indebtedness or Liens of such Subsidiary existing at such time.

Section 6.16.                          Accounts.  No Credit Party shall establish or maintain a deposit account, securities account or commodities account, without delivering to the Administrative Agent a control agreement signed by the Administrative Agent, the depository bank, the other parties thereto and the applicable Credit Party, and otherwise in form and substance reasonably satisfactory to the Administrative Agent, covering the applicable deposit account, securities account or commodities account; provided, however, that in the case of any deposit account, securities account or commodities account acquired pursuant to an acquisition permitted under Section 7.06 (and which was not formed in contemplation of such acquisition), so long as such acquiring Credit Party provides the Administrative Agent with written notice of the existence of such deposit account, securities account or commodities account within five (5) Business Days following the date of such acquisition (or such later date as the Administrative Agent may agree in its sole discretion), such Credit Party will have thirty (30) days (or such later date as the Administrative Agent may agree in its sole discretion) to subject such deposit account, securities account or commodities account to a control agreement reasonably satisfactory to the Administrative Agent; provided, further, that with respect to the accounts maintained by the Credit Parties as of the Fourth Amendment Effective Date, the Credit Parties shall execute and deliver such control agreements with respect to such accounts within thirty (30) days of the Fourth Amendment Effective Date (or such later date as the Administrative Agent may agree in its sole discretion).  Other than accounts as to which the time limit set forth in the proviso in the immediately preceding sentence has not expired, none of the Credit Parties will deposit or maintain Collateral (including the proceeds thereof) in a deposit account, securities account or commodities account that is not subject to a control agreement.  Other than in the case of the accounts maintained with West Texas National Bank, Wells Fargo Investments and Lee County National Bank on the Fourth Amendment Effective Date and any deposit account, securities account or commodities account acquired pursuant to an acquisition permitted under Section 7.06 (and which was not formed in contemplation of such acquisition), unless the Administrative Agent otherwise consents in writing, each Credit Party shall maintain, and shall cause each of its Subsidiaries to maintain, at all times its deposit accounts, securities accounts and commodities accounts with the Lenders; provided that to the extent that any Credit Party replaces any account acquired pursuant to an acquisition permitted under Section 7.06 that is not maintained with a Lender, such replacement account shall be maintained with a Lender.  Notwithstanding the foregoing, this Section 6.16 shall not apply to any deposit account exclusively used for trust, payroll taxes and other employee wage and benefit payments to or for the benefit of any Credit Party’s employees.

Section 6.17.                          Environmental Matters.  If an Event of Default is continuing or if the Administrative Agent at any time has a reasonable basis to believe that there exists a violation of any Environmental Law by the Borrower or any Restricted Subsidiary or that there exists any other Environmental Liabilities that would reasonably be expected to result in a Material Adverse Effect, then the Borrower and each relevant Restricted Subsidiary shall, promptly upon the receipt of a request from the Administrative Agent, cause the performance of, or allow the Administrative Agent access to the real property for the purpose of conducting, an environmental assessment, including subsurface sampling of soil and groundwater, and cause the preparation of a report.  Such assessments and reports, to the extent not conducted by the Administrative Agent, shall be conducted and prepared by a reputable environmental consulting firm acceptable to the Administrative Agent and shall be in form and substance acceptable to the Administrative Agent.  The Borrower shall be responsible for (and reimburse the Administrative Agent for) all costs associated with any such assessments and reports.

Article VII

Negative Covenants

Until the Aggregate Commitment has expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full and all Letters of Credit have expired or terminated and all LC Disbursements shall have been reimbursed, the Borrower covenants and agrees with the Administrative Agent and the Lenders that:

Section 7.01.                          Indebtedness.  The Borrower will not, nor will it permit any of its Restricted Subsidiaries to, create, incur, assume or permit to exist any Indebtedness, except:

(a)                               the Obligations and Guarantees of the Obligations;

(b)                               Indebtedness existing on the date hereof and set forth in Schedule 7.01 and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof (except by an amount equal to the reasonable premium paid and fees and expenses reasonably incurred therewith);

(c)                                intercompany Indebtedness between the Borrower and any Restricted Subsidiary or between Restricted Subsidiaries to the extent permitted by Section 7.06(b); provided that any such Indebtedness owed by either the Borrower or a Guarantor shall be subordinated to the Indebtedness on terms set forth in the Article VIII or on such terms as are reasonably acceptable to the Administrative Agent; provided, further, that upon the request of the Administrative Agent at any time, such Indebtedness shall be evidenced by promissory notes having terms reasonably satisfactory to the Administrative Agent, and the sole originally executed counterparts thereof shall be pledged and delivered to the Administrative Agent, for the benefit of the Secured Parties, as security for the Obligations;

(d)                               (i) Indebtedness of the Borrower and the Restricted Subsidiaries incurred to finance the acquisition, construction or improvement of any fixed or capital assets (including office equipment, data processing equipment and motor vehicles), including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any assets or secured by a Lien on any assets prior to the acquisition thereof or (ii) any Indebtedness of any Restricted Subsidiary issued and outstanding on or prior to the date on which such Restricted Subsidiary was acquired by the Borrower or any Restricted Subsidiary, and not incurred in contemplation thereof, in a transaction permitted hereunder, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof; provided that (A) with respect to the Indebtedness incurred pursuant to clause (i) of this Section 7.01(d), such Indebtedness is incurred prior to or within 180 days after such acquisition or the completion of such construction or improvement and (B) the aggregate principal amount of Indebtedness permitted by this Section 7.01(d) at any time outstanding shall not exceed the greater of (1) $7,500,000 and (2) 5% of the Borrowing Base then in effect;

(e)                                Indebtedness (other than Indebtedness for borrowed money) incurred or deposits made by the Borrower or any Restricted Subsidiary (i) under worker’s compensation laws, unemployment insurance laws or similar legislation, (ii) in connection with bids, tenders, contracts (other than for the payment of Indebtedness) or leases to which the Borrower or any Restricted Subsidiary is a party, (iii) to secure public or statutory obligations of the Borrower or any Restricted Subsidiary, and (iv) of cash or U.S. Government Securities made to secure the performance of statutory obligations, surety, stay, customs and appeal bonds to which the Borrower or any Restricted Subsidiary is party in connection with the operation of the Oil and Gas Interests, in each case in the ordinary course of business;

(f)                                 Indebtedness of the Borrower or any Restricted Subsidiary under (i) Swap Agreements to the extent permitted under Section 7.07, (ii) Advance Payment Contracts permitted under Section 7.14 and (iii) Sale and Leaseback Transactions to the extent permitted under Section 7.14;

(g)                                Indebtedness under the Senior Notes, including any Indebtedness constituting Guarantees thereof by the Borrower or any Restricted Subsidiary and any Permitted Refinancing thereof; provided that at the time of and immediately after giving effect to any Permitted Refinancing thereof, (i) no Default shall have occurred and be continuing and (ii) the Borrower shall be in pro forma compliance with Section 7.13; provided, further, that, with respect to any Indebtedness consisting of Permitted Junior Lien Debt, at least three (3) Business Days prior to the incurrence of such Indebtedness, the Borrower shall deliver to the Administrative Agent a certificate of a Responsible Officer certifying that such Indebtedness is permitted under the Loan Documents and the Intercreditor Agreement;

(h)                               Guarantees in respect of Indebtedness otherwise permitted pursuant to this Section 7.01;

(i)                                   [Reserved];

(j)                                  Indebtedness in connection with the endorsement of negotiable instruments, Cash Management Obligations and other similar obligations in respect of netting services, overdraft protection and similar arrangements, in each case in the ordinary course of business;

(k)                               Indebtedness in respect of insurance premium financing for insurance being acquired or maintained by the Borrower or any Restricted Subsidiary under customary terms and conditions;

(l)                                   other unsecured Indebtedness of the Borrower or any Restricted Subsidiary; provided that the aggregate principal amount of Indebtedness permitted by this clause (l) shall not exceed $7,500,000 at any time outstanding; and

(m)                           Indebtedness incurred pursuant to the Second Lien Loan Documents (and any Permitted Second Lien Refinancing thereof) in an aggregate principal amount not to exceed the sum of (i) $350,000,000 and (ii) any Permitted Second Lien Financing Charges, as such amount may be reduced pursuant to Section 7.16(b)(i).

Section 7.02.                          Liens.  The Borrower will not, nor will it permit any of its Restricted Subsidiaries to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, except:

(a)                               any Lien created pursuant to this Agreement or the Security Instruments;

(b)                               Permitted Encumbrances;

(c)                                any Lien on any property or asset of the Borrower or any Restricted Subsidiary existing on the date hereof and set forth in Schedule 7.02; provided that (i) such Lien shall not apply to any other property or asset of the Borrower or any other Restricted Subsidiary (other than proceeds and accessions and additions to such property) and (ii) such Lien shall secure only those obligations which it secures on the date hereof and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

(d)                               any Lien existing on any property or asset prior to the acquisition thereof by the Borrower or any Restricted Subsidiary or existing on any property or asset of any Person that becomes a Restricted Subsidiary after the date hereof prior to the time such Person becomes a Restricted Subsidiary; provided that (i) such Lien secures Indebtedness permitted by clause (d) of Section 7.01, (ii) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Restricted Subsidiary, as the case may be, (iii) such Lien shall not apply to any other property or assets of the Borrower or any other Restricted Subsidiary and (iv) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Restricted Subsidiary, as the case may be and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

(e)                                Liens on fixed or capital assets (including office equipment, data processing equipment and motor vehicles) acquired, constructed or improved by the Borrower or any Restricted Subsidiary; provided that (i) such Liens secure Indebtedness permitted by clause (d) of Section 7.01, (ii) such Liens and the Indebtedness secured thereby are incurred prior to or within 180 days after such acquisition or the completion of such construction or improvement, (iii) the Indebtedness secured thereby does not exceed the cost of acquiring, constructing or improving such fixed or capital assets and (iv) such Liens shall not apply to any other property or assets of the Borrower or any other Restricted Subsidiaries (other than proceeds and accessions and additions to such property);

(f)                                 [Reserved];

(g)                                Liens securing insurance premium financing under customary terms and conditions, provided that no such Lien may extend to or cover any property other than the insurance being acquired with such financing, the proceeds thereof and any unearned or refunded insurance premiums related thereto;

(h)                               Liens on property not constituting the Collateral and not otherwise permitted by this Section 7.02 so long as neither (i) the aggregate outstanding principal amount of the obligations secured thereby nor (ii) the aggregate fair market value (determined as of the date such Lien is incurred) of the assets subject thereto exceeds (as to the Borrower and all Restricted Subsidiaries) $5,000,000 at any one time;

(i)                                   Liens securing Indebtedness permitted pursuant to Section 7.01(m); provided that such Liens are subject to the Intercreditor Agreement; and

(j)                                  Permitted Junior Liens securing the Senior Notes.

Section 7.03.                          Fundamental Changes.  The Borrower will not, nor will it permit any of its Restricted Subsidiaries to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or Dispose of (in one transaction or in a series of transactions) all or substantially all of its assets, or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing:

(a)                                 any Restricted Subsidiary may merge into the Borrower in a transaction in which the Borrower is the surviving entity;

(b)                                 any Restricted Subsidiary may merge into any other Restricted Subsidiary in a transaction in which the surviving entity is a Restricted Subsidiary;

(c)                                  any Restricted Subsidiary may Dispose of its assets to the Borrower or to another Restricted Subsidiary;

(d)                                 Dispositions permitted by Section 7.04 may be made; and

(e)                                  any Restricted Subsidiary may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and is not materially disadvantageous to the Lenders.

Section 7.04.                          Dispositions.  The Borrower will not, and will not permit any Restricted Subsidiary to, Dispose of any property except:

(a)                                 the sale of Hydrocarbons in the ordinary course of business;

(b)                                 farmouts of undeveloped acreage and assignments in connection with such farmouts; provided that Dispositions made pursuant to this Section 7.04(b) shall not exceed, together with all Investments made in the form of, or pursuant to, farm-out agreements or development agreements (including any drillco agreements) or other similar agreements pursuant to Section 7.06(d), $10,000,000 in the aggregate;

(c)                                  the Disposition of equipment and other property in the ordinary course of business, that is obsolete or no longer necessary in the business of the Borrower or any of its Restricted Subsidiaries or that is being replaced by equipment of comparable value and utility;

(d)                                 the Disposition of Equity Interests in Unrestricted Subsidiaries;

(e)                                  Liens permitted by Section 7.02, Investments permitted by Section 7.06 and Restricted Payments permitted by Section 7.08;

(f)                                   Dispositions of Permitted Investments in the ordinary course of business;

(g)                                  any Credit Party may dispose of its property to another Credit Party;

(h)                                 sales or discounts of overdue accounts receivable in the ordinary course of business, in connection with the compromise or collection thereof, and not in connection with any financing transaction;

(i)                                     the Borrower or any Restricted Subsidiary may directly Dispose of Borrowing Base Properties or indirectly Dispose of Borrowing Base Properties pursuant to a Disposition of all, but not less than all, of the Equity Interests of any Restricted Subsidiary or enter into Hedge Modifications; provided that the sum of (A) the Engineered Value (as assigned by the Administrative Agent) of all Borrowing Base Properties directly and indirectly Disposed of plus (B) the economic effect (as determined by the Administrative Agent) of all Hedge Modifications entered into between Scheduled Redeterminations does not exceed, in the aggregate for the Borrower and the Restricted Subsidiaries taken as a whole, five percent (5%) of the Borrowing Base most recently determined; provided, further, that Borrower shall promptly and in any event within three (3) Business Days thereafter, provide written notice to the Administrative Agent of any such Hedge Modification, setting forth in reasonable detail the terms of such Hedge Modification;

(j)                                    so long as no Default exists or would exist after giving effect to such Disposition or Hedge Modification, as the case may be, the Borrower and the Restricted Subsidiaries may directly Dispose of Borrowing Base Properties or indirectly Dispose of Borrowing Base Properties pursuant to a Disposition of all, but not less than all, of the Equity Interests of any Restricted Subsidiary and enter into Hedge Modifications not otherwise permitted by Section 7.04(i); provided that:

(i) the Borrower provides the Administrative Agent with (A) at least fifteen (15) days prior written notice of such Disposition or (B) notice of such Hedge Modification within three (3) Business Days thereafter, setting forth in reasonable detail the Borrowing Base Properties that are subject to such Disposition or the terms of such Hedge Modification, as the case may be;

(ii) the Borrowing Base shall be reduced, effective immediately upon such Disposition or Hedge Modification by (A) in the case of a Disposition, an amount equal to the value, if any, assigned to such property in the Borrowing Base then in effect (as determined by the Administrative Agent and the Required Lenders) or (B) in the case of a Hedge Modification, the economic effect of such Hedge Modification (as determined by the Administrative Agent and the Required Lenders);

(iii) with respect to any Hedge Modification, all consideration received by the Borrower or Restricted Subsidiary as a result of such Hedge Modification is cash and such cash is held by the Borrower in a segregated account subject to a first priority security interest in favor of the Administrative Agent to secure the Obligations pending the completion of the Administrative Agent’s determination of the economic effect of such Hedge Modification pursuant to any adjustment to the Borrowing Base referenced in clause (ii) above;

(iv)(A) with respect to any Disposition of Borrowing Base Properties, the consideration received shall be at least equal to the fair market value of the Oil and Gas Interests subject to such Disposition and (B) with respect to any Hedge Modification, the consideration received for such Hedge Modification is at least equal to fair market value, in each case, as reasonably determined in good faith by the board of directors of the Borrower and, if requested by the Administrative Agent, the Borrower shall deliver to the Administrative Agent a certificate of a Responsible Officer certifying to that effect;

(v) with respect to any Disposition of Borrowing Base Properties, at least 90% of the consideration received by the Borrower or any Restricted Subsidiary in respect of any such Disposition is cash or cash equivalents;

(vi) the Borrower prepays the Loans (and cash collateralizes any portion of such Borrowing Base Deficiency attributable to LC Exposure) to the extent required by Sections 2.11(b) and 2.11(c) as a result of such Disposition or Hedge Modification (as determined after giving effect to the Administrative Agent’s determination of the economic effect of such Hedge Modification pursuant to clause (ii) above), which prepayment (and cash collateralization, if any) may be made with the amounts deposited in the segregated account described in clause (iii) above; and

(vii) unless otherwise approved in writing by all of the Lenders, such Disposition by the Borrower or the Restricted Subsidiaries (whether pursuant to one transaction or a series of related transactions) is not a direct or indirect Disposition of all or substantially all of the Borrowing Base Properties; and

(k)                                 provided no Default exists or would result therefrom, the Disposition of Oil and Gas Interests to the Incentive Partnerships and to various employees of the Borrower and its Restricted Subsidiaries as incentive compensation to such employees, in each case to the extent set forth on Schedule 7.04 and as in effect on the Fourth Amendment Effective Date.

Section 7.05.                          Nature of Business.  The Borrower will not, nor will it permit any of its Restricted Subsidiaries to, engage to any material extent in any business other than businesses of the type conducted by the Borrower and its Restricted Subsidiaries on the date of execution of this Agreement and businesses reasonably related thereto.

Section 7.06.                          Investments, Loans, Advances, Guarantees and Acquisitions.  The Borrower will not, nor will it permit any of its Restricted Subsidiaries to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a wholly owned Restricted Subsidiary prior to such merger) any capital stock, evidences of Indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any Indebtedness of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit (all of the foregoing, “Investments”), except:

(a)                               Permitted Investments;

(b)                               Investments (i) made by any Credit Party in or to any Credit Party, (ii) made by any Restricted Subsidiary in or to any Credit Party, (iii) made by the Borrower or any Restricted Subsidiary in or to any Unrestricted Subsidiary in an aggregate amount for all such Investments at any one time outstanding not to exceed $5,000,000, and (iv) made by the Borrower or any Restricted Subsidiary in or to any Non-Material Restricted Subsidiary in an aggregate amount for all such Investments at any one time outstanding not to exceed $1,000,000;

(c)                                Investments made by the Borrower or any Restricted Subsidiary pursuant to the commitments in effect on the Fourth Amendment Effective Date set forth on Schedule 7.06(c); provided that the Borrower’s or any Restricted Subsidiary’s commitments set forth on Schedule 7.06(c) shall not be increased or otherwise altered in any manner adverse to the interests of the Borrower or any of its Restricted Subsidiaries, on the one hand, and the Lenders, on the other hand, unless otherwise consented to by the Administrative Agent;

(d)                               Guarantees constituting Indebtedness permitted by Section 7.01 (other than Guarantees in respect of Capital Lease Obligations) and performance guarantees, in each case incurred in the ordinary course of business;

(e)                                Investments by the Borrower and its Restricted Subsidiaries that are (i) customary in the oil and gas business, (ii) made in the ordinary course of the Borrower’s or such Restricted Subsidiary’s business, and (iii) made in the form of, or pursuant to, oil, gas and mineral leases, operating agreements, farm-in agreements, farm-out agreements, development agreements, unitization agreements, joint bidding agreements, services contracts and other similar agreements that a reasonable and prudent oil and gas industry owner or operator would find acceptable; provided that Investments made in the form of, or pursuant to, farm-out agreements or development agreements (including any drillco agreements) or other similar agreements shall not exceed, together with all Dispositions made pursuant to Section 7.04(b), $10,000,000 in the aggregate;

(f)                                 Investments consisting of Swap Agreements to the extent permitted under Section 7.07;

(g)                                Investments existing as of the date hereof and set forth on Schedule 7.06(g);

(h)                               Investments consisting of (i) loans and advances to employees for moving, entertainment, travel and other similar expenses in the ordinary course of business and (ii) other short term loans to employees not to exceed, with respect to the foregoing clauses (i) and (ii) together, $250,000 in the aggregate at any time outstanding;

(i)                                   Investments representing the non-cash portion of the consideration received for any Disposition of any assets permitted under Section 7.04, not to exceed 10% of the total consideration received for such Disposition;

(j)                                  demand deposits with financial institutions, prepaid expenses and extensions of trade credit in the ordinary course of business (and any Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss);

(k)                               other Investments by the Borrower and the Restricted Subsidiaries; provided that, on the date any such Investment is made, the amount of such Investment, together with all other Investments made pursuant to this clause (k) of Section 7.06 (in each case determined based on the cost of such Investment) since the Effective Date, does not exceed in the aggregate $5,000,000 plus the amount of dividends, distributions and returns of capital, in each case, consisting of cash and cash equivalents, received by the Borrower or the applicable Restricted Subsidiary from Investments made under this Section 7.06(k); and

(l)                                   Investments by the Borrower or any Restricted Subsidiary consisting of the payment of each Incentive Partnership’s share of the costs and expenses incurred to drill, complete and operate oil and gas wells located on the properties covered by the Oil and Gas Interests owned by such Incentive Partnership to the extent set forth on Schedule 7.06(l) and as in effect on the Fourth Amendment Effective Date.

Section 7.07.                          Swap Agreements.  The Borrower will not, nor will the Borrower permit any of its Restricted Subsidiaries to, enter into any Swap Agreement, except the Existing Swap Agreements and Swap Agreements entered into in the ordinary course of business and not for speculative purposes to:

(a)                               hedge or mitigate Crude Oil and Natural Gas price risks to which the Borrower or any Restricted Subsidiary has actual exposure (whether or not treated as a hedge for accounting purposes under GAAP); provided that at the time the Borrower or any Restricted Subsidiary enters into any such Swap Agreement, such Swap Agreement (x) does not have a term greater than sixty (60) months from the date such Swap Agreement is entered into, and (y) when aggregated with all other Swap Agreements then in effect would not cause the aggregate notional volume per month for each of Crude Oil and Natural Gas, calculated separately, under all Swap Agreements then in effect (other than Excluded Hedges) to exceed, as of the date such Swap Agreement is executed, (A) for any month during the first three years of the forthcoming five year period, eighty percent (80%) of the “forecasted production from total proved reserves” (as defined below) of the Borrower and the Restricted Subsidiaries, taken as a whole, and (B) for any month during the last two years of the forthcoming five year period, eighty percent (80%) of the “forecasted production from proved producing reserves” of the Borrower and the Restricted Subsidiaries, taken as a whole; and

(b)                               effectively cap, collar or exchange interest rates (from fixed to floating rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of the Borrower or any Restricted Subsidiary.

As used in this Section 7.07, “forecasted production from proved producing reserves” and “forecasted production from total proved reserves” means the forecasted production from proved producing reserves or total proved reserves, as the case may be, of each of Crude Oil and Natural Gas as reflected in the most recent Reserve Report delivered to the

Administrative Agent pursuant to Section 3.01, after giving effect to any pro forma adjustments for the consummation of any Acquisitions or Dispositions since the effective date of such Reserve Report.

Each Credit Party and each Lender agrees and acknowledges that (i) the Existing Swap Agreements are Swap Agreements permitted under this Section 7.07, (ii) as of the Effective Date, the counterparty to each Existing Swap Agreement is a Lender Counterparty (or was a Lender Counterparty under and as defined in the Original Credit Agreement), (iii) the obligations of the Credit Parties under the Existing Swap Agreements are included in the defined term “Lender Hedging Obligations” and such obligations are entitled to the benefits of, and are secured by the Liens granted under, the Security Instruments, and (iv) as of the Effective Date, the aggregate notional volume of Hydrocarbons under all Swap Agreements of the Credit Parties then in effect does not exceed the percentages of forecasted production from total proved reserves and forecasted production from proved producing reserves, as the case may be, permitted pursuant to this Section 7.07 (calculated as if a Credit Party was entering into a new transaction under a Swap Agreement on the Effective Date).

Section 7.08.                          Restricted Payments.  The Borrower will not, nor will it permit any of its Restricted Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any (a) Restricted Payment, except that (i) the Borrower may declare and pay dividends with respect to its Equity Interests payable solely in additional shares of its common stock, (ii) any Restricted Subsidiary may make Restricted Payments to the Borrower or any Guarantor, and (iii) Restricted Subsidiaries may declare and pay dividends ratably with respect to their Equity Interests or (b) Restricted Contribution.

Section 7.09.                          Transactions with Affiliates.  The Borrower will not, nor will it permit any of its Restricted Subsidiaries to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) in the ordinary course of business at prices and on terms and conditions not less favorable to the Borrower or such Restricted Subsidiary than could be obtained on an arm’s-length basis from unrelated third parties, (b) transactions between or among the Borrower and its Restricted Subsidiaries or between or among Restricted Subsidiaries not involving any other Affiliate, (c) transactions described on Schedule 7.09, (d) any Restricted Payment permitted by Section 7.08 and (e) Investments permitted by Section 7.06.

Section 7.10.                          Restrictive Agreements.  The Borrower will not, nor will it permit any of its Restricted Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of the Borrower or any Restricted Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets to secure the Obligations, or (b) the ability of any Restricted Subsidiary to pay dividends or other distributions with respect to any of its Equity Interests or to make or repay loans or advances to the Borrower or any Restricted Subsidiary or to Guarantee Indebtedness of the Borrower or any Restricted Subsidiary; provided that (i) the foregoing shall not apply to restrictions and conditions imposed by law or by this Agreement, the Second Lien Loan Documents or the Indenture (or any documents evidencing or relating to the issuance of any permitted Senior Notes or any Permitted Refinancing or any Second Lien Debt), and (ii)

clause (a) of the foregoing shall not apply to (A) restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness, (B) customary provisions in leases and other contracts restricting the assignment thereof and (C) restrictions with respect to Oil and Gas Interests that are not Borrowing Base Properties and are not included in the most recent Reserve Report delivered pursuant to Section 3.01.

Section 7.11.                          Disqualified Stock.  The Borrower will not, nor will it permit any of its Restricted Subsidiaries to, issue any Disqualified Stock.

Section 7.12.                          Amendments to Organizational Documents.  The Borrower will not, nor will it permit any of its Restricted Subsidiaries to, enter into or permit any modification or amendment of, or waive any material right or obligation of any Person under its Organizational Documents if the effect thereof would be materially adverse to the Administrative Agent or any Lender or violate Section 7.10.

Section 7.13.                          Financial Covenants.

(a)                               Consolidated Current Ratio.  The Borrower will not permit the Consolidated Current Ratio as of the last day of any fiscal quarter ending on or after the Effective Date, to be less than 1.00 to 1.00.

(b)                               Leverage Ratio.  The Borrower will not permit the Consolidated Senior Debt Leverage Ratio as of the last day of any fiscal quarter to be greater than 2.00 to 1.00.

Section 7.14.                          Sale and Leaseback Transactions and other Off-Balance Sheet Liabilities.  The Borrower will not, nor will it permit any Restricted Subsidiary to, enter into or suffer to exist any (i) Sale and Leaseback Transaction, except Sale and Leaseback Transactions in which the aggregate amount of liability incurred by the Borrower or any Restricted Subsidiary does not exceed $5,000,000 for all such Sale and Leaseback Transactions, taken as a whole, or (ii) any other transaction pursuant to which it incurs or has incurred Off-Balance Sheet Liabilities, except for (x) Swap Agreements permitted under the terms of Section 7.07 and (y) Advance Payment Contracts; provided that the aggregate amount of all Advance Payments received by the Borrower or any Restricted Subsidiary that have not been satisfied by delivery of production at any time does not exceed, in the aggregate $5,000,000.

Section 7.15.                          Senior Notes Restrictions.  The Borrower will not, nor will it permit any Restricted Subsidiary to, directly or indirectly, retire, redeem, defease, repurchase, pay or prepay any part of the principal of, or interest on, the Senior Notes other than (a) retirements, redemptions, defeasances, repurchases, payments or prepayments on the Senior Notes in an aggregate amount not to exceed $50,000,000; provided that both before and after giving pro forma effect to such retirement, redemption, defeasance, repurchase, payment or prepayment, (x) there are no outstanding Loans hereunder (other than Letters of Credit) and (y) the Borrower shall have at least $25,000,000 of unrestricted cash, (b) a Permitted Refinancing of the Senior Notes and (c) regularly scheduled payments of interest in an aggregate amount not to exceed $50,000,000 in any fiscal year.  The Borrower will not, nor will it permit any of its Restricted Subsidiaries to, enter into or permit any modification or amendment of the Senior Notes

Documents the effect of which is to (i) increase the maximum principal amount of the Senior Notes or the rate of interest on any of the Senior Notes (other than as a result of the imposition of a default rate of interest in accordance with the terms of the Senior Notes Documents), (ii) change or add any event of default or any covenant with respect to the Senior Notes Documents if the effect of such change or addition is to cause any one or more of the Senior Notes Documents to be more restrictive on the Borrower or any of its Subsidiaries than such Senior Notes Documents were prior to such change or addition, (iii) shorten the dates upon which scheduled payments of principal or interest on the Senior Notes are due, (iv) change any redemption or prepayment provisions of the Senior Notes, (v) alter the subordination provisions, if any, with respect to any of the Senior Notes Documents, (vi) grant any Liens in any assets of the Borrower or any of its Subsidiaries, except for Permitted Junior Liens, or (vii) permit any Subsidiary to Guarantee the Senior Notes unless such Subsidiary is (or concurrently with any such Guarantee becomes) a Guarantor hereunder.

Section 7.16.                          Second Lien Debt Restrictions.  The Borrower will not, and will not permit any Restricted Subsidiary to:

(a)                               directly or indirectly, retire, redeem, defease, repurchase, pay or prepay any part of the principal of, or interest on, or make any other payment in respect of, the Second Lien Debt other than:

(i)                                     regularly scheduled payments of interest and fees and expense reimbursement and indemnification obligations;

(ii)                                  optional prepayments in connection with a Permitted Second Lien Refinancing; and

(iii)                               mandatory prepayments required by the Second Lien Credit Agreement in effect as of the Fourth Amendment Effective Date, so long as both before and after giving effect to such prepayment (x) no Default or Event of Default exists or is continuing and (y) no Borrowing Base Deficiency exists; provided that if such Default or Event of Default is cured or waived or such Borrowing Base Deficiency no longer exists, then such prepayment may be paid following such cure or waiver;

(b)                               enter into or permit any refinancing of the Second Lien Loan Documents, unless:

(i)                                     the principal amount of such refinancing does not exceed the principal amount of the Second Lien Debt being so refinanced (it being understood and agreed that (x) if the principal amount of the Indebtedness being so refinanced is reduced by any payment, prepayment or commitment reduction or in connection with a debt exchange or similar transaction, then the principal amount of such refinancing shall not exceed the principal amount of the Indebtedness being so refinanced after taking into account any discount or reduction that may have resulted from such payment, prepayment, commitment reduction, exchange or similar transaction and (y) such refinancing shall not consist of additional borrowings or issuances of Indebtedness above what is required to refinance the Indebtedness being so refinanced) plus any Permitted Second Lien Refinancing Charges;

(ii)                                  the covenant, default and remedy provisions of such refinancing are not materially more restrictive to the Borrower and its Subsidiaries than those imposed by the Second Lien Credit Agreement being refinanced, unless such provisions are proposed by the Borrower to be incorporated into the applicable Loan Documents;

(iii)                               no restrictions are imposed on the Borrower’s or any Restricted Subsidiary’s ability to make payments on the Obligations other than those existing in the Second Lien Credit Agreement as in effect on the date hereof;

(iv)                              such refinancing is subject to the Intercreditor Agreement;

(v)                                 no Subsidiary of the Borrower is required to Guarantee such refinancing unless such Subsidiary is (or concurrently with any such Guarantee becomes) a Guarantor hereunder; and

(vi)                              such Permitted Refinancing does not provide for any scheduled repayment, mandatory redemption (excluding, for the avoidance of doubt, mandatory prepayments) or payment of a sinking fund obligation prior to the date that is 91 days after the Maturity Date; or

(c)                                enter into or permit any modification or amendment of the Second Lien Loan Documents, the effect of which is to:

(i)                                     permit any payments not otherwise permitted by clause (a) above or modify or amend the Second Lien Loan Documents in a manner that contravenes any of the provisions of clause (b) above (after giving effect to such provisions so that they apply to such modification or amendment and the applicable Second Lien Loan Documents);

(ii)                                  adversely affect the Lien priority rights of the Secured Parties or the rights of the Secured Parties to receive payments owing pursuant to the Loan Documents;

(iii)                               except as otherwise provided for in the Intercreditor Agreement, add any Liens securing the collateral granted under the Second Lien Loan Documents;

(iv)                              confer any additional rights on any holder of Second Lien Debt in a manner adverse to any Secured Party;

(v)                                 move up the timing of any stated maturity, interest payment date or amortization payment, in each case, as set forth in the Second Lien Credit Agreement as in effect on the Fourth Amendment Effective Date; or

(vi)                              contravene any of the provisions of the Intercreditor Agreement or breach any of the provisions of the other Loan Documents.

Section 7.17.                          Anti-Hoarding.  To the extent any Loans are outstanding as of the end of the last Business Day of each week, the Borrower will not permit the aggregate amount of unrestricted cash held by it and its Restricted Subsidiaries, as of such Business Day, to exceed $30,000,000.  If, as of the end of any such Business Day, any Loans are outstanding and unrestricted cash exceeds such amount (excluding, at the Borrowers’ option, any outstanding checks), then on such Business Day (or, with the Administrative Agent’s written consent, within one Business Day thereafter), the Borrower shall, to the extent of such excess, prepay to the Administrative Agent for the ratable benefit of the Lenders the outstanding principal amount of the Loans. Such prepayment may be waived, extended or amended with the consent of the Required Lenders and the Borrowers.  To effectuate the payment required hereunder, the Borrower hereby authorizes any Lender, in its capacity as a depository bank, to, upon written notice from the Administrative Agent, initiate debit entries to any and all accounts held by any Borrower or any Subsidiary thereof with such bank and to debit the amount set forth in such written notice (which, for the avoidance of doubt, shall be an amount not to exceed the lesser of (i) the outstanding principal amount of the Loans and (ii) such excess amount) from such accounts.  The foregoing authorizations to initiate debit entries shall remain in full force and effect until the Administrative Agent terminates such respective arrangement.  The Borrower represents that such Borrower or a Subsidiary thereof, or any one or more of them, is and will be the owner(s) of all funds in such accounts.  The Borrower, for itself and its Subsidiaries, acknowledges that (x) such debit entries may cause an overdraft of such accounts which may result in such bank’s refusal to honor items drawn on such accounts until adequate deposits are made to such account, (y) such bank is under no duty or obligation to initiate any debit entry for any purpose and (z) if a debit is not made, the payment may be late or past due.

Section 7.18.                          Lease Restrictions.  The Borrower and its Restricted Subsidiaries shall not, without the consent of the Administrative Agent, allow more than ten percent (10%) of the net acreage consisting of Core Assets of the Borrower and its Restricted Subsidiaries, measured as of the Fourth Amendment Effective Date, to lapse, expire or otherwise terminate in any manner; provided that such percentage shall be adjusted following the Fourth Amendment Effective Date to take into account any disposition of Core Assets as reasonably determined between the Borrower and the Administrative Agent (it being understood and agreed that such adjustment referred to in this proviso shall not in and of itself result in a Default or an Event of Default).

Article VIII

Guarantee of Obligations

Section 8.01.                          Guarantee of Payment.  Each Guarantor unconditionally and irrevocably guarantees to the Administrative Agent for the benefit of the Secured Parties, the punctual payment of all Obligations now or which may in the future be owing by any Credit Party (the “Guaranteed Liabilities”).  This Guarantee is a guaranty of payment and not of collection only.  The Administrative Agent shall not be required to exhaust any right or remedy or take any action against the Borrower or any other Person or any collateral.  The Guaranteed Liabilities include interest accruing after the commencement of a proceeding under bankruptcy, insolvency or similar laws of any jurisdiction at the rate or rates provided in the Loan Documents, the Swap Agreements between any Credit Party and any Lender Counterparty and the Cash Management Agreements, as the case may be.  Each Guarantor agrees that, as between the Guarantor and the Administrative Agent, the Guaranteed Liabilities may be declared to be due and payable for the purposes of this Guarantee notwithstanding any stay, injunction or other prohibition which may prevent, delay or vitiate any declaration as regards the Borrower or any other Guarantor and that in the event of a declaration or attempted declaration, the Guaranteed Liabilities shall immediately become due and payable by each Guarantor for the purposes of this Guarantee.

Section 8.02.                          Guarantee Absolute.  Each Guarantor guarantees that the Guaranteed Liabilities shall be paid strictly in accordance with the terms of this Agreement, the Swap Agreements and the Cash Management Agreements to which any Secured Party is a party.  The liability of each Guarantor hereunder is absolute and unconditional irrespective of:  (a) any change in the time, manner or place of payment of, or in any other term of, all or any of the Loan Documents or the Guaranteed Liabilities, or any other amendment or waiver of or any consent to departure from any of the terms of any Loan Document or Guaranteed Liability, including any increase or decrease in the rate of interest thereon; (b) any release or amendment or waiver of, or consent to departure from, any other guaranty or support document, or any exchange, release or non-perfection of any collateral, for all or any of the Loan Documents or Guaranteed Liabilities; (c) any present or future law, regulation or order of any jurisdiction (whether of right or in fact) or of any agency thereof purporting to reduce, amend, restructure or otherwise affect any term of any Loan Document or Guaranteed Liability; (d) without being limited by the foregoing, any lack of validity or enforceability of any Loan Document or Guaranteed Liability; and (e) any other setoff, defense or counterclaim whatsoever (in any case, whether based on contract, tort or any other theory) with respect to the Loan Documents or the transactions contemplated thereby which might constitute a legal or equitable defense available to, or discharge of, the Borrower or a Guarantor (other than the defense of payment or performance).

Section 8.03.                          Guarantee Irrevocable.  This Guarantee is a continuing guaranty of the payment of all Guaranteed Liabilities now or hereafter existing under this Agreement, the Swap Agreements to which any Secured Party is a party and the Cash Management Agreements, and shall remain in full force and effect until payment in full of all Guaranteed Liabilities and other amounts payable hereunder and until this Agreement, the Swap Agreements and the Cash Management Agreements are no longer in effect or, if earlier, when the Guarantor has been designated an Unrestricted Subsidiary in accordance with Section 6.15(b).

Section 8.04.                          Reinstatement.  This Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Liabilities is rescinded or must otherwise be returned by the Administrative Agent, any Lender or any Lender Counterparty on the insolvency, bankruptcy or reorganization of the Borrower, or any other Credit Party, or otherwise, all as though the payment had not been made.

Section 8.05.                          Subrogation.  No Guarantor shall exercise any rights which it may acquire by way of subrogation, by any payment made under this Guarantee or otherwise, until all the Guaranteed Liabilities have been paid in full and this Agreement and the Swap Agreements are no longer in effect.  If any amount is paid to the Guarantor on account of subrogation rights under this Guarantee at any time when all the Guaranteed Liabilities have not been paid in full, the amount shall be held in trust for the benefit of the Secured Parties and shall be promptly paid to the Administrative Agent to be credited and applied to the Guaranteed Liabilities, whether matured or unmatured or absolute or contingent, in accordance with the terms of this Agreement and the Swap Agreements.  If any Guarantor makes payment to any Secured Party of all or any part of the Guaranteed Liabilities and all the Guaranteed Liabilities are paid in full and this Agreement and the Swap Agreements are no longer in effect, the Administrative Agent, Lenders and Lender Counterparties shall, at such Guarantor’s request, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Liabilities resulting from the payment.

Section 8.06.                          Subordination.  Without limiting the rights of the Administrative Agent, the Lenders and the Lender Counterparties under any other agreement, any liabilities owed by the Borrower to any Guarantor in connection with any extension of credit or financial accommodation by any Guarantor to or for the account of the Borrower, including but not limited to interest accruing at the agreed contract rate after the commencement of a bankruptcy or similar proceeding, are hereby subordinated to the Guaranteed Liabilities, and such liabilities of the Borrower to such Guarantor, if the Administrative Agent so requests after the occurrence and during the continuation of a Default, shall be collected, enforced and received by any Guarantor as trustee for the Administrative Agent and shall be paid over to the Administrative Agent on account of the Guaranteed Liabilities but without reducing or affecting in any manner the liability of the Guarantor under the other provisions of this Guarantee.

Section 8.07.                          Payments Generally.  All payments by the Guarantors shall be made in the manner, at the place and in the currency (the “Payment Currency”) required by the Loan Documents and the Swap Agreement, as the case may be; provided, however, that if the Payment Currency is other than Dollars any Guarantor may, at its option (or, if for any reason whatsoever any Guarantor is unable to effect payments in the foregoing manner, such Guarantor shall be obligated to) pay to the Administrative Agent at its principal office the equivalent amount in Dollars computed at the selling rate of the Administrative Agent or a selling rate chosen by the Administrative Agent, most recently in effect on or prior to the date the Guaranteed Liability becomes due, for cable transfers of the Payment Currency to the place where the Guaranteed Liability is payable.  In any case in which any Guarantor makes or is obligated to make payment in Dollars, the Guarantor shall hold the Administrative Agent, the Lenders and the Lender Counterparties harmless from any loss incurred by the Administrative Agent, any Lender or any Lender Counterparty arising from any change in the value of Dollars in relation to the Payment Currency between the date the Guaranteed Liability becomes due and the date the Administrative Agent, such Lender or such Lender Counterparty is actually able, following the conversion of the Dollars paid by such Guarantor into the Payment Currency and remittance of such Payment Currency to the place where such Guaranteed Liability is payable, to apply such Payment Currency to such Guaranteed Liability.

Section 8.08.                          Setoff.  Each Guarantor agrees that, in addition to (and without limitation of) any right of setoff, banker’s lien or counterclaim the Administrative Agent, any Lender or any Lender Counterparty may otherwise have, the Administrative Agent, such Lender or such Lender

Counterparty shall be entitled, at its option, to offset balances (general or special, time or demand, provisional or final) held by it for the account of any Guarantor at any office of the Administrative Agent, such Lender or such Lender Counterparty, in Dollars or in any other currency, against any amount payable by such Guarantor under this Guarantee which is not paid when due (regardless of whether such balances are then due to such Guarantor), in which case it shall promptly notify such Guarantor thereof; provided that the failure of the Administrative Agent, such Lender, or such Lender Counterparty to give such notice shall not affect the validity thereof.

Section 8.09.                          Formalities.  Each Guarantor waives presentment, notice of dishonor, protest, notice of acceptance of this Guarantee or incurrence of any Guaranteed Liability and any other formality with respect to any of the Guaranteed Liabilities or this Guarantee.

Section 8.10.                          Limitations on Guarantee.  The provisions of the Guarantee under this Article VIII are severable, and in any action or proceeding involving any state corporate law, or any state, federal or foreign bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Guarantor under this Guarantee would otherwise be held or determined to be avoidable, invalid or unenforceable on account of the amount of such Guarantor’s liability under this Guarantee, then, notwithstanding any other provision of this Guarantee to the contrary, the amount of such liability shall, without any further action by the Guarantors, the Administrative Agent, any Lender or any Lender Counterparty, be automatically limited and reduced to the highest amount that is valid and enforceable as determined in such action or proceeding (such highest amount determined hereunder being the relevant Guarantor’s “Maximum Liability”). This Section 8.10 with respect to the Maximum Liability of the Guarantors is intended solely to preserve the rights of the Administrative Agent, Lenders and Lender Counterparties hereunder to the maximum extent not subject to avoidance under applicable law, and no Guarantor nor any other Person shall have any right or claim under this Section 8.10 with respect to the Maximum Liability, except to the extent necessary so that none of the obligations of any Guarantor hereunder shall not be rendered voidable under applicable law.

Section 8.11.                          Keepwell.  Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Credit Party to honor all of its obligations under this Agreement in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 8.11 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 8.11, or otherwise under this Agreement, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section shall remain in full force and effect until the Aggregate Commitment has expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full and all Letters of Credit have expired or terminated and all LC Disbursements shall have been reimbursed.  Each Qualified ECP Guarantor intends that this Section 8.11 constitute, and this Section 8.11 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Credit Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

Article IX

Events of Default

If any of the following events (“Events of Default”) shall occur:

(a)                                 the Borrower shall fail to pay any principal of any Loan (including any payments required under Section 2.11) or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

(b)                                 the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three (3) Business Days;

(c)                                  any representation or warranty made or deemed made by or on behalf of the Borrower or any Restricted Subsidiary in or in connection with this Agreement or any amendment or modification hereof or waiver hereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any amendment or modification hereof or waiver hereunder or in any Loan Document furnished pursuant to or in connection with this Agreement or any amendment or modification thereof or waiver hereunder, shall prove to have been incorrect in any material respect when made or deemed made and such materiality is continuing;

(d)                                 the Borrower or any Restricted Subsidiary shall fail to observe or perform any covenant, condition or agreement contained in Section 6.02, Section 6.03 (with respect to the Borrower’s or any Restricted Subsidiary’s existence), Section 6.05 (with respect to insurance), Section 6.08, or in Article VII;

(e)                                  the Borrower or any Restricted Subsidiary shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than those specified in clause (a), (b) or (d) of this Article) or any Loan Document, and such failure shall continue unremedied for a period of 30 days after receipt of written notice thereof from the Administrative Agent to the Borrower (which notice will be given at the request of any Lender);

(f)                                   the Borrower or any Restricted Subsidiary shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable and such failure shall continue beyond the applicable grace period, if any.

(g)                                  any event or condition occurs that results in any Material Indebtedness, the Second Lien Debt or the Senior Notes becoming due prior to its or their scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness, the Second Lien Debt or the Senior Notes or any trustee or agent on its or their behalf to cause any Material Indebtedness, the Second Lien Debt or the Senior Notes to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its or their scheduled maturity; provided that this clause (g) shall not apply to (i)

secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness and (ii) Indebtedness that becomes due as a result of a change in law, tax regulation or accounting treatment so long as such Indebtedness is paid when due;

(h)                                 an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Borrower or any Restricted Subsidiary or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Restricted Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

(i)                                     the Borrower or any Restricted Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Restricted Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

(j)                                    the Borrower or any Restricted Subsidiary shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

(k)                                 one or more judgments for the payment of money in an aggregate amount in excess of $15,000,000 shall be rendered against the Borrower or any Restricted Subsidiary or any combination thereof and either the same shall remain undischarged or unsatisfied for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Borrower or any Restricted Subsidiary to enforce any such judgment;

(l)                                     an ERISA Event shall have occurred that, in the opinion of the Majority Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect;

(m)                             the delivery by any Guarantor to the Administrative Agent of written notice that a Guarantee under Article VIII has been revoked;

(n)                                 a Change of Control shall occur;

(o)                                 any provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all the Obligations, ceases to be in full force and effect; or any Credit Party or any other Person contests in any manner the validity or enforceability of any provision of any Loan Document; or any Credit Party denies that it has any or further liability or obligation under any provision of any Loan Document, or purports to revoke, terminate or rescind any provision of any Loan Document; or

(p)                                 any Security Instrument after delivery thereof pursuant to Section 5.01, 6.09, 6.13, or 6.14 shall for any reason (other than pursuant to the terms thereof) cease to create a valid and perfected first priority Lien (subject to Permitted Encumbrances) on the Collateral purported to be covered thereby;

then, and in every such event (other than an event with respect to the Borrower or any Restricted Subsidiary described in clause (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Majority Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Aggregate Commitment, and thereupon the Aggregate Commitment shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and in case of any event with respect to the Borrower described in clause (h) or (i) of this Article, the Aggregate Commitment shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.  Without limiting the foregoing, upon the occurrence and during the continuance of an Event of Default, the Administrative Agent, the Issuing Bank and each Lender may protect and enforce its rights under this Agreement and the other Loan Documents by any appropriate proceedings, including proceedings for specific performance of any covenant or agreement contained in this Agreement or any other Loan Document, and the Administrative Agent, the Issuing Bank and each Lender may enforce payment of any Obligations due and payable hereunder or enforce any other legal or equitable right and remedies which it may have under this Agreement, any other Loan Document, or under applicable law or in equity.

Article X

The Administrative Agent

Each of the Lenders and the Issuing Bank hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof, together with such actions and powers as are reasonably incidental thereto.

The bank serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with any Credit Party or other Affiliate thereof as if it were not the Administrative Agent hereunder.

The Administrative Agent shall not have any duties or obligations except those expressly set forth herein.  Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that the Administrative Agent is required to exercise in writing as directed by the Majority Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 11.02), and (c) except as expressly set forth herein, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Credit Party that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity.  The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Majority Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 11.02) or in the absence of its own gross negligence or willful misconduct.  The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Borrower or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement, (ii) the contents of any certificate, report or other document delivered hereunder or in connection herewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article V or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.  No Person identified as a Syndication Agent, Documentation Agent, Sole Bookrunner or Lead Arranger, in each case in its respective capacity as such, shall have any responsibilities or duties, or incur any liability, under this Agreement or the other Loan Documents.

The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person.  The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon.  The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent.  The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties.  The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

Subject to the appointment and acceptance of a successor Administrative Agent as provided in this paragraph, the Administrative Agent may resign at any time by notifying the Lenders, the Issuing Bank and the Borrower.  Upon any such resignation, the Majority Lenders shall have the right, with the consent of the Borrower (which consent shall not be unreasonably withheld or delayed), to appoint a successor; provided that no consent of the Borrower shall be required if any Event of Default has occurred and is continuing.  If no successor shall have been so appointed by the Majority Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Bank, appoint a successor Administrative Agent which shall be a bank with an office in Chicago, Illinois or New York, New York, or an Affiliate of any such bank that is a financial institution.  Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder.  The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor.  After the Administrative Agent’s resignation hereunder, the provisions of this Article and Section 11.03 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent.

Each Lender acknowledges and agrees that the extensions of credit made hereunder are commercial loans and letters of credit and not investments in a business enterprise or securities.  Each Lender further represents that it is engaged in making, acquiring or holding commercial loans in the ordinary course of its business and has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement as a Lender, and to make, acquire or hold Loans hereunder.  Each Lender shall, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information (which may contain material, non-public information within the meaning of the United States securities laws concerning the Borrower and its Affiliates) as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any related agreement or any document furnished hereunder or thereunder and in deciding whether or to the extent to which it will continue as a lender or assign or otherwise transfer its rights, interests and obligations hereunder.

Each Lender and the Issuing Bank hereby authorizes the Administrative Agent to release any Collateral that it is permitted to be sold or released pursuant to the terms of the Loan Documents.  Each Lender and the Issuing Bank hereby authorizes the Administrative Agent to execute and deliver to the Borrower, at the Borrower’s sole cost and expense, any and all releases of Liens, termination statements, assignments or other documents reasonably requested by the Borrower in connection with any Disposition of Collateral to the extent such Disposition is permitted by the terms of this Agreement or is otherwise authorized by the terms of the Loan Documents.

The Secured Parties hereby irrevocably authorize the Administrative Agent, at the direction of the Required Lenders, to credit bid all or any portion of the Obligations (including by accepting some or all of the Collateral in satisfaction of some or all of the Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (a) at any sale thereof conducted under the provisions of the Bankruptcy Code, including under Sections 363, 1123 or 1129 of the Bankruptcy Code, or any similar laws in any other jurisdictions to which a Credit Party is subject, or (b) at any other sale, foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the direction of) the Administrative Agent (whether by judicial action or otherwise) in accordance with any applicable law.  In connection with any such credit bid and purchase, the Obligations owed to the Secured Parties shall be credit bid by the Administrative Agent at the direction of the Required Lenders on a ratable basis (with Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that shall vest upon the liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) for the asset or assets so purchased (or for the equity interests or debt instruments of the acquisition vehicle or vehicles that are issued in connection with such purchase).  In connection with any such bid (i) the Administrative Agent shall be authorized to form one or more acquisition vehicles and to assign any successful credit bid to such acquisition vehicle or vehicles, (ii) each of the Secured Parties’ ratable interests in the Obligations which were credit bid shall be deemed without any further action under this Agreement to be assigned to such vehicle or vehicles for the purpose of closing such sale, (iii) the Administrative Agent shall be authorized to adopt documents providing for the governance of the acquisition vehicle or vehicles (provided that any actions by the Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or equity interests thereof, shall be governed, directly or indirectly, by, and the governing documents shall provide for, control by the vote of the Required Lenders or their permitted assignees under the terms of this Agreement or the governing documents of the applicable acquisition vehicle or vehicles, as the case may be, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in Section 11.02 of this Agreement), (iv) the Administrative Agent on behalf of such acquisition vehicle or vehicles shall be authorized to issue to each of the Secured Parties, ratably on account of the relevant Obligations which were credit bid, interests, whether as equity, partnership, limited partnership interests or membership interests, in any such acquisition vehicle and/or debt instruments issued by such acquisition vehicle, all without the need for any Secured Party or acquisition vehicle to take any further action, and (v) to the extent that Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason, such Obligations shall automatically be reassigned to the Secured Parties pro rata and the equity interests and/or debt instruments issued by any acquisition vehicle on account of such Obligations shall automatically be cancelled, without the need for any Secured Party or any acquisition vehicle to take any further action.  Notwithstanding that the ratable portion of the Obligations of each Secured Party are deemed assigned to the acquisition vehicle or vehicles as set forth in clause (ii) above, each Secured Party shall execute such documents and provide such information regarding the Secured Party (and/or any designee of the Secured Party which will receive interests in or debt instruments issued by such acquisition vehicle) as the Administrative Agent may reasonably request in connection with the formation of any acquisition vehicle, the formulation or submission of any credit bid or the consummation of the transactions contemplated by such credit bid.

Article XI

Miscellaneous

Section 11.01.                   Notices.

(a)                               Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

(i)                                 if to the Borrower, to Clayton Williams Energy, Inc., Six Desta Drive, Suite 6500, Midland, Texas 79705, Attention: Mel G. Riggs, Facsimile No. (432) 688-3247;

(ii)                              if to the Administrative Agent or Issuing Bank, to JPMorgan Chase Bank, N.A., 10 South Dearborn, Floor 19, IL1 0010, Chicago, Illinois 60693, Attention of Loan and Agency Services, Attention of Nida Mischke (Telecopy No. (888) 266-8058 and Email JPM.Agency.Servicing.5@jpmchase.com), with a copy to 2200 Ross Avenue, Floor 3, Dallas, Texas 75201-2787, Attention of Cathy Johann (Telecopy No. (214) 290-2332), and for all other correspondence other than borrowings, continuation, conversion and Letter of Credit requests, 2200 Ross Avenue, Floor 3, Dallas, Texas 75201-2787, Attention of David Morris (Telecopy No. (214) 965-2884);

(iii)                           if to any other Lender, to its address (or telecopy number) set forth in its Administrative Questionnaire.

(b)                               Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article II unless otherwise agreed by the Administrative Agent and the applicable Lender.  The Administrative Agent or the Borrower may, in their discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

(c)                                Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto.  All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if received during the recipient’s normal business hours.

Section 11.02.                   Waivers; Amendments.

(a)                               No failure or delay by the Administrative Agent, the Issuing Bank or any Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power.  The rights and remedies of the Administrative Agent, the Issuing Bank and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have.  No waiver of any provision of this Agreement or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or the Issuing Bank may have had notice or knowledge of such Default at the time.

(b)                               Subject to Section 11.02(c) below, neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Credit Parties and the Majority Lenders or by the Credit Parties and the Administrative Agent with the consent of the Majority Lenders; provided that no such agreement shall:

(i) increase the Borrowing Base without the written consent of each Lender;

(ii) increase the Commitment of any Lender or, except as set forth in the definition of Applicable Percentage, increase the Applicable Percentage of any Lender, in each case, without the written consent of such Lender;

(iii) increase the Maximum Facility Amount without the written consent of each Lender;

(iv) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby;

(v) postpone the scheduled date of payment of the principal amount of any Loan or LC Disbursement, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any of the Aggregate Commitment, without the written consent of each Lender affected thereby (it being understood that any waiver of a mandatory prepayment of the Loans or a mandatory reduction of the Commitments shall not constitute a postponement or waiver of a scheduled payment or date of expiration);

(vi) change Section 2.18(b) or Section 2.18(c) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender;

(vii) except in connection with any Dispositions permitted in Section 7.04, release any Guarantor from its obligations under Article VIII or release any of the Collateral without the written consent of each Lender; or

(viii) change any of the provisions of this Section or the definition of “Super-Majority Lenders”, “Majority Lenders”, “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender;

provided further that no such agreement shall (x) amend, modify or otherwise affect the rights or duties of the Administrative Agent or the Issuing Bank hereunder without the prior written consent of the Administrative Agent or the Issuing Bank, as the case may be or (y) change any of the provisions of Section 2.20 without the prior written consent of the Administrative Agent and the Issuing Bank.

(c)                                  Notwithstanding anything to the contrary contained in this Section 11.02, the Administrative Agent may, with the consent of the Borrower only, amend, modify or supplement this Agreement or any of the other Loan Documents to correct any clerical errors or cure any ambiguity, omission, mistake, defect or inconsistency.

Section 11.03.                   Expenses; Indemnity; Damage Waiver.

(a)                               The Borrower shall pay (i) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, the Lead Arranger and their Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable and documented out-of-pocket expenses incurred by the Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all documented out-of-pocket expenses incurred by the Administrative Agent, the Issuing Bank or any Lender, including the fees, charges and disbursements of any counsel for the Administrative Agent, the Issuing Bank or any Lender, in connection with the enforcement or protection of its rights in connection with this Agreement, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

(b)                               THE CREDIT PARTIES SHALL INDEMNIFY THE ADMINISTRATIVE AGENT, THE LEAD ARRANGER, THE ISSUING BANK AND EACH LENDER, AND EACH RELATED PARTY OF ANY OF THE FOREGOING PERSONS (EACH SUCH PERSON BEING CALLED AN “INDEMNITEE”) AGAINST, AND HOLD EACH INDEMNITEE HARMLESS FROM, ANY AND ALL LOSSES, CLAIMS, DAMAGES, LIABILITIES AND RELATED EXPENSES, INCLUDING THE FEES, CHARGES AND DISBURSEMENTS OF ANY COUNSEL FOR ANY INDEMNITEE, INCURRED BY OR ASSERTED AGAINST ANY INDEMNITEE ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF (I) THE EXECUTION OR DELIVERY OF THIS AGREEMENT OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY, THE PERFORMANCE BY THE PARTIES HERETO OF THEIR

RESPECTIVE OBLIGATIONS HEREUNDER OR THE CONSUMMATION OF THE TRANSACTIONS OR ANY OTHER TRANSACTIONS CONTEMPLATED HEREBY, (II) ANY LOAN OR LETTER OF CREDIT OR THE USE OF THE PROCEEDS THEREFROM (INCLUDING ANY REFUSAL BY THE ISSUING BANK TO HONOR A DEMAND FOR PAYMENT UNDER A LETTER OF CREDIT IF THE DOCUMENTS PRESENTED IN CONNECTION WITH SUCH DEMAND DO NOT STRICTLY COMPLY WITH THE TERMS OF SUCH LETTER OF CREDIT), (III) ANY ACTUAL OR ALLEGED PRESENCE OR RELEASE OF HAZARDOUS MATERIALS ON OR FROM ANY PROPERTY OWNED OR OPERATED BY THE BORROWER OR ANY RESTRICTED SUBSIDIARY, OR ANY ENVIRONMENTAL LIABILITY RELATED IN ANY WAY TO THE BORROWER OR ANY RESTRICTED SUBSIDIARY, OR (IV) ANY ACTUAL OR PROSPECTIVE CLAIM, LITIGATION, INVESTIGATION OR PROCEEDING RELATING TO ANY OF THE FOREGOING, WHETHER OR NOT SUCH CLAIM, LITIGATION, INVESTIGATION OR PROCEEDING IS BROUGHT BY YOU, YOUR EQUITY HOLDERS, AFFILIATES, CREDITORS OR ANY OTHER THIRD PERSON AND WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY AND REGARDLESS OF WHETHER ANY INDEMNITEE IS A PARTY THERETO; PROVIDED THAT SUCH INDEMNITY SHALL NOT, AS TO ANY INDEMNITEE, BE AVAILABLE TO THE EXTENT THAT SUCH LOSSES, CLAIMS, DAMAGES, LIABILITIES OR RELATED EXPENSES ARE DETERMINED BY A COURT OF COMPETENT JURISDICTION BY FINAL AND NONAPPEALABLE JUDGMENT TO HAVE RESULTED FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNITEE OR FROM A CLAIM BROUGHT BY A CREDIT PARTY AGAINST SUCH INDEMNITEE FOR MATERIAL BREACH IN BAD FAITH OF SUCH INDEMNITEE’S OBLIGATIONS UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS.  FOR THE AVOIDANCE OF DOUBT, WITH RESPECT TO THE FOREGOING PROVISO “ANY INDEMNITEE” MEANS ONLY THE INDEMNITEE OR INDEMNITEES, AS THE CASE MAY BE, THAT ARE DETERMINED BY SUCH COURT TO HAVE BEEN GROSSLY NEGLIGENT OR TO HAVE ENGAGED IN WILLFUL MISCONDUCT OR MATERIALLY BREACHED THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN BAD FAITH AND NOT ANY OTHER INDEMNITEE. THIS SECTION 9.03(b) SHALL NOT APPLY WITH RESPECT TO TAXES OTHER THAN ANY TAXES THAT REPRESENT LOSSES, CLAIMS OR DAMAGES ARISING FROM ANY NON-TAX CLAIM.

(c)                                To the extent that any Credit Party fails to pay any amount required to be paid by it to the Administrative Agent or the Issuing Bank under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Administrative Agent or the Issuing Bank, as the case may be, such Lender’s Applicable Percentage of such unpaid amount with respect to amounts to be paid to the Issuing Bank and such Lender’s Applicable Percentage of such unpaid amount with respect to amounts to be paid to the Administrative Agent (in each case, determined as of the time that the applicable unreimbursed expense or indemnity payment is sought); provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent or the Issuing Bank in its capacity as such.

(d)                               To the extent permitted by applicable law,  no party hereto shall assert, and each such party hereby waives, any claim against any other party hereto on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof; provided that, nothing in this clause (d) shall relieve the Borrower of any obligation it may have to indemnify an Indemnitee against special, indirect, consequential or punitive damages asserted against such Indemnitee by a third party.

(e)                                All amounts due under this Section shall be payable not later than 10 days after written demand therefor.

Section 11.04.                   Successors and Assigns.

(a)                               The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), except that (i) no Credit Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by such Credit Party without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section.  Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), Participants (to the extent provided in paragraph (c) of this Section) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing Bank and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b)

(i)                                 Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more Persons (other than an Ineligible Institution) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment, participations in Letters of Credit and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld) of:

(A)                         the Borrower, provided that, the Borrower shall be deemed to have consented to an assignment unless it shall have objected thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof, provided that no consent of the Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender, a Federal Reserve Bank, an Approved Fund or, if an Event of Default has occurred and is continuing, any other assignee;

(B)                         the Administrative Agent; and

(C)                         the Issuing Bank.

(ii)                              Assignments shall be subject to the following additional conditions:

(A)                                      except in the case of an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless each of the Borrower and the Administrative Agent otherwise consent, provided that no such consent of the Borrower shall be required if an Event of Default has occurred and is continuing;

(B)                                      each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations in respect of such Lender’s Commitment and such Lender’s Loans under this Agreement;

(C)                                      the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500; and

(D)                                      the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

For the purposes of this Section 11.04(b), the term “Approved Fund” and “Ineligible Institution” have the following meanings:

“Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Ineligible Institution” means a (a) natural person, (b) a Defaulting Lender or its Lender Parent, (c) company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person or relative(s) thereof or (d) or the Borrower or any of its Affiliates.

(iii)                           Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Section 2.15, Section 2.16, Section 2.17 and Section 11.03).  Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 11.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section except that any attempted assignment or transfer by any Lender that does not comply with clause (C) of Section 11.04(b)(ii) shall be null and void.

(iv)                          The Administrative Agent, acting for this purpose as a non-fiduciary agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment and Applicable Percentage of, and principal amount (and stated interest) of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the “Register”).  The entries in the Register shall be conclusive, and the Credit Parties, the Administrative Agent, the Issuing Bank and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary.  The Register shall be available for inspection by the Credit Parties, the Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(v)                             Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register; provided that if either the assigning Lender or the assignee shall have failed to make any payment required to be made by it pursuant to Section 2.06(d) or Section 2.06(e), Section 2.07, Section 2.18(d) or Section 11.03(c), the Administrative Agent shall have no obligation to accept such Assignment and Assumption and record the information therein in the Register unless and until such payment shall have been made in full, together with all accrued interest thereon.  No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

(c)

(i)                                 Any Lender may, without the consent of the Borrower, the Administrative Agent or the Issuing Bank, sell participations to one or more banks or other entities (a “Participant”), other than an Ineligible Institution, in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrower, the Administrative Agent, the Issuing Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement.  Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 11.02(b) that affects such Participant.  Subject to paragraph (c)(ii) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Section 2.15, Section 2.16 and Section 2.17 (subject to the requirements and limitations therein, including the requirements under 2.17(f) (it being understood, however, that the documentation required under Section 2.17(f) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Section 2.19 as if it were an assignee under paragraph (b) of this Section; and (B) shall not be entitled to receive any greater payment under Section 2.15 or 2.17, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 2.19(b) with respect to any Participant.  To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 11.08 as though it were a Lender, provided that such Participant agrees to be subject to Section 2.18(c) as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans, Letters of Credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such Commitment, Loan, Letter of Credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations.  The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.  For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(d)                               Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including without limitation any pledge or assignment to secure obligations to a Federal Reserve Bank or other central banking authority, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(e)                                So long as Ares constitutes Second Lien Majority Lenders (as defined in the Second Lien Credit Agreement in effect as of the Fourth Amendment Effective Date), if a Secured Party receives a bona fide offer from an entity that is not a commercial bank or investment bank that regularly participates in or leads oil and gas reserve-based, revolving credit facilities subject to a borrowing base (including any such entity that is an existing non-Secured Party (or an Affiliate thereof)) to purchase its interest in the Obligations, then such Secured Party shall provide Ares with written notice of such bona fide offer, which such notice shall specify the identity of such bona fide purchaser(s) and the amount (both the size and the price) of such bona fide offer.  Within five Business Days from receipt of such notice, Ares, subject to the following proviso, shall have the exclusive right to purchase such Obligations on identical terms to the terms specified in the written notice, and such purchase shall be deemed automatically approved by the Borrower and the Administrative Agent.  In the event Ares does not purchase such Obligations in accordance with the terms specified above within the five Business Day period, then such Secured Party shall have the right to accept such bona fide offer on the terms specified in the written notice; provided, however, that if such Secured Party receives within 10 Business Days of receipt of such notice a different offer, or a counter offer, to the original offer identified to Ares in such written notice referred to above, then such Secured Party agrees to present Ares with written notice of such different offer or counter offer pursuant to the same terms and conditions specified above.  In the event of a refinancing of the Obligations, any proposed increase in the pro rata share of such Obligations held by an existing Secured Party that is not a commercial bank or investment bank that regularly participates in or leads oil and gas reserve-based, revolving credit facilities subject to a borrowing base, shall also be subject to the right of first refusal on the terms set forth in this paragraph.

Section 11.05.                   Survival.  All covenants, agreements, representations and warranties made by the Credit Parties herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, the Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Aggregate Commitment has not expired or terminated.  The provisions of Section 2.15, Section 2.16, Section 2.17 and Section 11.03 and Article X shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Aggregate Commitment or the termination of this Agreement or any provision hereof.

Section 11.06.                   Counterparts; Integration; Effectiveness; Electronic Execution.

(a)                                 This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Agreement and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  THIS AGREEMENT AND THE OTHER LOAN

DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.  Except as provided in Section 5.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

(b)                                 Delivery of an executed counterpart of a signature page of this Agreement by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement.  The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent.

Section 11.07.                   Severability.  Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 11.08.                   Right of Setoff.  If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrower against any of and all the obligations of any Credit Party now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured.  The rights of each Lender under this Section and Section 8.08 are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

Section 11.09.                   GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS.

(a)                               THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

(b)                                 EACH CREDIT PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY, BOROUGH OF MANHATTAN, AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, THE ISSUING BANK OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST ANY CREDIT PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c)                                  EACH CREDIT PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d)                                 EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.01.  NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

Section 11.10.                   WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO

REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 11.11.                   Headings.  Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

Section 11.12.                   Confidentiality.  Each of the Administrative Agent, the Issuing Bank and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by Requirements of Law or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Credit Parties and their obligations, (g) with the consent of the Borrower, (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent, the Issuing Bank or any Lender on a nonconfidential basis from a source other than a Credit Party or (i) in connection with any proposed amendments to the Loan Documents, to the secured parties under the Second Lien Loan Documents to the extent required to comply with Section 4.05(a) of the Intercreditor Agreement.  For the purposes of this Section, “Information” means all information received from any Credit Party relating to any Credit Party or its business, other than any such information that is available to the Administrative Agent, the Issuing Bank or any Lender on a nonconfidential basis prior to disclosure by any Credit Party; provided that, in the case of information received from any Credit Party after the date hereof, such information is clearly identified at the time of delivery as confidential.  Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

Section 11.13.                   Material Non-Public Information.

(a)                                 EACH LENDER ACKNOWLEDGES THAT INFORMATION AS DEFINED IN SECTION 11.12(a) FURNISHED TO IT PURSUANT TO THIS AGREEMENT MAY INCLUDE MATERIAL NON-PUBLIC INFORMATION

CONCERNING THE BORROWER AND  ITS RELATED PARTIES OR THEIR RESPECTIVE SECURITIES, AND CONFIRMS THAT IT HAS DEVELOPED COMPLIANCE PROCEDURES REGARDING THE USE OF MATERIAL NON-PUBLIC INFORMATION AND THAT IT WILL HANDLE SUCH MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH THOSE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS.

(b)           ALL INFORMATION, INCLUDING REQUESTS FOR WAIVERS AND AMENDMENTS, FURNISHED BY THE BORROWER OR THE ADMINISTRATIVE AGENT PURSUANT TO, OR IN THE COURSE OF ADMINISTERING, THIS AGREEMENT WILL BE SYNDICATE-LEVEL INFORMATION, WHICH MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION ABOUT THE BORROWER, THE CREDIT PARTIES AND THEIR RELATED PARTIES OR THEIR RESPECTIVE SECURITIES.  ACCORDINGLY, EACH LENDER REPRESENTS TO THE BORROWER AND THE ADMINISTRATIVE AGENT THAT IT HAS IDENTIFIED IN ITS ADMINISTRATIVE QUESTIONNAIRE A CREDIT CONTACT WHO MAY RECEIVE INFORMATION THAT MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH ITS COMPLIANCE PROCEDURES AND APPLICABLE LAW.

Section 11.14.      Authorization to Distribute Certain Materials to Public-Siders.

(a)           If the Borrower does not file this Agreement with the SEC, then the Borrower hereby authorizes the Administrative Agent to distribute the execution version of this Agreement and the Loan Documents to all Lenders, including their Public-Siders. The Borrower acknowledges its understanding that Public-Siders and their firms may be trading in any of the Parties’ respective securities while in possession of the Loan Documents.

(b)           The Borrower represents and warrants that none of the information in the Loan Documents constitutes or contains material non-public information within the meaning of the federal and state securities laws. To the extent that any of the executed Loan Documents constitutes at any time a material non-public information within the meaning of the federal and state securities laws after the date hereof, the Company agrees that it will promptly make such information publicly available by press release or public filing with the SEC.

Section 11.15.      Interest Rate Limitation.  Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such

Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.  In the event that, notwithstanding Section 11.09, applicable law is the law of the State of Texas and such applicable law provides for an interest ceiling under Chapter 303 of the Texas Finance Code (the “Texas Finance Code”) as amended, for each day, the ceiling shall be the “weekly ceiling” as defined in the Texas Finance Code and shall be used in this Note  and the other Loan Documents for calculating the Maximum Rate and for all other purposes.  Chapter 346 of the Texas Finance Code (which regulates certain revolving credit accounts (formerly Tex. Rev. Civ. Stat. Ann. Art. 5069, Ch. 15)) shall not apply to this Agreement or to any Loan, nor shall this Agreement or any Loan be governed by or be subject to the provisions of such Chapter 346 in any manner whatsoever.

Section 11.16.      USA PATRIOT Act.  Each Lender that is subject to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”) hereby notifies each Credit Party that pursuant to the requirements of the Act, it is required to obtain, verify and record information that identifies each Credit Party, which information includes the name and address of each Credit Party and other information that will allow such Lender to identify each Credit Party in accordance with the Act.

Section 11.17.      Original Credit Agreement.  On the Effective Date, this Agreement shall supersede and replace in its entirety the Original Credit Agreement; provided, however, that (a) all loans, letters of credit, and other indebtedness, obligations and liabilities outstanding under the Original Credit Agreement on such date shall continue to constitute Loans, Letters of Credit and other indebtedness, obligations and liabilities under this Agreement, (b) the execution and delivery of this Agreement or any of the Loan Documents hereunder shall not constitute a novation, refinancing or any other fundamental change in the relationship among the parties and (c) the Loans, Letters of Credit, and other indebtedness, obligations and liabilities outstanding hereunder, to the extent outstanding under the Original Credit Agreement immediately prior to the date hereof, shall constitute the same loans, letters of credit, and other indebtedness, obligations and liabilities as were outstanding under the Original Credit Agreement.

Section 11.18.      Reaffirmation and Grant of Security Interest.  Each Credit Party hereby (a) confirms that each Collateral Document (as defined in the Original Credit Agreement) to which it is a party or is otherwise bound and all Collateral encumbered thereby, will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents, the payment and performance of all Obligations and Guaranteed Liabilities under this Agreement and the Secured Indebtedness (as such term is defined in the Mortgages) and all other indebtedness, obligations and liabilities under the Mortgages, as the case may be, and (b) reaffirms its grant to the Administrative Agent for the benefit of the Secured Parties of a continuing Lien on and security interest in and to such Credit Party’s right, title and interest in, to and under all Collateral as collateral security for the prompt payment and performance in full when due of the Obligations and Guaranteed Liabilities under this Agreement and the Secured Indebtedness and all other indebtedness, obligations and liabilities under the Mortgages (whether at stated maturity, by acceleration or otherwise) in accordance with the terms thereof.

Section 11.19.      Reallocation of Commitments and Loans.  The Lenders party to the Original Credit Agreement have agreed among themselves to reallocate their respective Commitments (as defined in the Original Credit Agreement) as contemplated by this Agreement, and to, among other things, allow certain financial institutions identified by the Lead Arranger in consultation with the Borrower, to become a party to this Agreement as a Lender (each, a “New Lender”) by acquiring an interest in the Aggregate Commitment.  On the Fourth Amendment Effective Date and after giving effect to such reallocation and adjustment of the Aggregate Commitment, the Commitment and Applicable Percentage of each Lender, including each New Lender, shall be as set forth on Schedule 2.01 and each Lender, including each New Lender, shall own its Applicable Percentage of the outstanding Loans.  The reallocation and adjustment to the Commitments of each Lender, including each New Lender, as contemplated by this Section 11.19 shall be deemed to have been consummated pursuant to the terms of the Assignment and Assumption attached as Exhibit A hereto as if each of the Lenders, including each New Lender, had executed an Assignment and Assumption with respect to such reallocation and adjustment.  The Borrower and the Administrative Agent hereby consent to such reallocation and adjustment of the Commitments and each New Lender’s acquisition of an interest in the Aggregate Commitment.  The Administrative Agent hereby waives the $3,500 processing and recordation fee set forth in Section 11.04(b)(ii)(C) with respect to the assignments and reallocations of the Commitments contemplated by this Section 11.19.  To the extent requested by any Lender, and in accordance with Section 2.16, the Borrower shall pay to such Lender, within the time period prescribed by Section 2.16, any amounts required to be paid by the Borrower under Section 2.16 in the event the payment of any principal of any Eurodollar Loan or the conversion of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto is required in connection with the reallocation contemplated by this Section 11.19.

Section 11.20.      Release of Guarantees and Liens.

(a)           At such time as the Loans and the other obligations under the Loan Documents (other than contingent indemnification obligations and obligations under or in respect of Swap Agreements and Cash Management Agreements) shall have been paid in full, the Aggregate Commitment has been terminated and no Letters of Credit shall be outstanding (other than Letters of Credit that have been cash collateralized or otherwise backstopped in a manner satisfactory to the Issuing Bank), the Collateral shall be released from the Liens created by the Security Instruments, and the Security Instruments and all obligations (other than those expressly stated to survive such termination) of each Credit Party under the Security Instruments shall terminate, all without delivery of any instrument or performance of any act by any Person; and

(b)           If any of the Collateral shall be sold, transferred or otherwise disposed of by the Borrower or any Restricted Subsidiary in a transaction permitted by this Agreement, then the Administrative Agent, at the request and sole expense of the Borrower or any Restricted Subsidiary, shall execute and deliver to  the Borrower or any Restricted Subsidiary all releases or other documents reasonably necessary or desirable for the release of the Liens created by the Security Instruments on such Collateral.  At the request and sole expense of the Borrower, a Guarantor shall be released from its obligations hereunder and under the other Security Instruments in the event that all the Equity Interests of such Guarantor shall be Disposed of in a transaction permitted by this Agreement; provided that the Borrower shall have delivered to the Administrative Agent, at least five (5) Business Days prior to the date of the proposed release, a written request for release identifying the relevant Guarantor and the terms of the Disposition in reasonable detail, including the price thereof and any anticipated expenses in connection therewith, together with a certification by the Borrower stating that such transaction is in compliance with this Agreement and the other Loan Documents.

Section 11.21.      Flood Insurance Regulation.  Notwithstanding any provision in any Mortgage to the contrary, in no event is any Building (as defined in the applicable Flood Insurance Regulation) or Manufactured (Mobile) Home (as defined in the applicable Flood Insurance Regulation) located on the Mortgaged Properties within an area having special flood hazards and in which flood insurance is available under the National Flood Insurance Act of 1968 included in the definition of “Mortgaged Properties” and no such Building or Manufactured (Mobile) Home shall be encumbered by any Mortgage.  The Administrative Agent reminds each Lender and participant that, pursuant to Flood Insurance Regulations, each federally regulated lender (whether acting as a Lender or participant) is responsible for assuring its own compliance with the flood insurance requirements.  As used herein, “Flood Insurance Regulations” shall mean (i) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (ii) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statue thereto, (iii) the National Flood Insurance Reform Act of 1994 (amending 42 USC 4001, et seq.), as the same may be amended or recodified from time to time, and (iv) the Flood Insurance Reform Act of 2004 and any regulations promulgated thereunder.

Section 11.22.      Acknowledgment and Consent to Bail-In of EEA Financial Institutions.  Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)           the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)           the effects of any Bail-In Action on any such liability, including, if applicable:

(i)           a reduction in full or in part or cancellation of any such liability;

(ii)          a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)         the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER:

CLAYTON WILLIAMS ENERGY, INC.
a Delaware corporation

By:
Michael L. Pollard, Senior Vice President

GUARANTORS:

SOUTHWEST ROYALTIES, INC.
WARRIOR GAS CO.
CWEI ACQUISITIONS, INC.
ROMERE PASS ACQUISITION L.L.C.
CWEI ROMERE PASS ACQUISITION CORP.
BLUE HEEL COMPANY
TEX-HAL PARTNERS, INC.
DESTA DRILLING GP, LLC
WEST COAST ENERGY PROPERTIES GP, LLC
CLAJON INDUSTRIAL GAS, INC.
CLAYTON WILLIAMS PIPELINE CORPORATION

By:
Michael L. Pollard, Senior Vice President
of each of the Guarantors listed above

CLAYTON WILLIAMS ENERGY, INC. THIRD AMENDED AND RESTATED CREDIT AGREEMENT	Signature Page

DESTA DRILLING, L.P.
a Texas limited partnership

By: Desta Drilling GP, LLC, its general partner

By:
Michael L. Pollard, Senior Vice President

CLAYTON WILLIAMS ENERGY, INC. THIRD AMENDED AND RESTATED CREDIT AGREEMENT	Signature Page

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Issuing Bank and a Lender

By:
	Name:	Mark E. Olson
	Title:	Authorized Officer

CLAYTON WILLIAMS ENERGY, INC. THIRD AMENDED AND RESTATED CREDIT AGREEMENT	Signature Page

WELLS FARGO BANK, N.A.,
as a Lender

By:
Name:
Title:

CLAYTON WILLIAMS ENERGY, INC. THIRD AMENDED AND RESTATED CREDIT AGREEMENT	Signature Page

MUFG UNION BANK, N.A.,
as a Lender

By:
Name:
Title:

CLAYTON WILLIAMS ENERGY, INC. THIRD AMENDED AND RESTATED CREDIT AGREEMENT	Signature Page

COMPASS BANK,
as a Lender

By:
Name:
Title:

CLAYTON WILLIAMS ENERGY, INC. THIRD AMENDED AND RESTATED CREDIT AGREEMENT	Signature Page

FROST BANK,
as a Lender

By:
Name:
Title:

CLAYTON WILLIAMS ENERGY, INC. THIRD AMENDED AND RESTATED CREDIT AGREEMENT	Signature Page

THE ROYAL BANK OF SCOTLAND PLC,
as a Lender

By:
Name:
Title:

CLAYTON WILLIAMS ENERGY, INC. THIRD AMENDED AND RESTATED CREDIT AGREEMENT	Signature Page

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:
Name:
Title:

CLAYTON WILLIAMS ENERGY, INC. THIRD AMENDED AND RESTATED CREDIT AGREEMENT	Signature Page

NATIXIS, NEW YORK BRANCH,
as a Lender

By:
Name:
Title:

By:
Name:
Title:

CLAYTON WILLIAMS ENERGY, INC. THIRD AMENDED AND RESTATED CREDIT AGREEMENT	Signature Page

UBS AG, STAMFORD BRANCH,
as a Lender

By:
Name:
Title:

By:
Name:
Title:

CLAYTON WILLIAMS ENERGY, INC. THIRD AMENDED AND RESTATED CREDIT AGREEMENT	Signature Page

FIFTH THIRD BANK,
as a Lender

By:
Name:
Title:

CLAYTON WILLIAMS ENERGY, INC. THIRD AMENDED AND RESTATED CREDIT AGREEMENT	Signature Page

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:
Name:
Title:

CLAYTON WILLIAMS ENERGY, INC. THIRD AMENDED AND RESTATED CREDIT AGREEMENT	Signature Page

WHITNEY BANK,
as a Lender

By:
Name:
Title:

CLAYTON WILLIAMS ENERGY, INC. THIRD AMENDED AND RESTATED CREDIT AGREEMENT	Signature Page

BANK OF AMERICA, N.A.,
as a Lender

By:
Name:
Title:

CLAYTON WILLIAMS ENERGY, INC. THIRD AMENDED AND RESTATED CREDIT AGREEMENT	Signature Page

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:
Name:
Title:

CLAYTON WILLIAMS ENERGY, INC. THIRD AMENDED AND RESTATED CREDIT AGREEMENT	Signature Page

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:
Name:
Title:

CLAYTON WILLIAMS ENERGY, INC. THIRD AMENDED AND RESTATED CREDIT AGREEMENT	Signature Page

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:
Name:
Title:

CLAYTON WILLIAMS ENERGY, INC. THIRD AMENDED AND RESTATED CREDIT AGREEMENT	Signature Page

EXHIBIT A

ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”).  Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee.  The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including any letters of credit and guarantees included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”).  Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.	Assignor:

2.	Assignee:
[and is an Affiliate/Approved Fund of [identify Lender]]

3.	Borrower:	Clayton Williams Energy, Inc.

4.	Administrative Agent:	JPMorgan Chase Bank, N.A., as the administrative agent under the Credit Agreement

5.	Credit Agreement:	Third Amended and Restated Credit Agreement, dated as of April 23, 2014 among Clayton Williams Energy, Inc., as Borrower, certain Subsidiaries of Borrower, as Guarantors, the Lenders

1

parties thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent

6.	Assigned Interest:

Facility Assigned	Aggregate Commitment/Loans for all Lenders	Amount of Commitment/Loans Assigned	Applicable Percentage of Commitment/Loans
	$	$		%
	$	$		%
	$	$		%

Effective Date:                      , 20

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR

[NAME OF ASSIGNOR]

By:
Title:

ASSIGNEE

[NAME OF ASSIGNEE]

By:
Title:

2

[Consented to and] Accepted:

JPMORGAN CHASE BANK, N.A.
as Administrative Agent and Issuing Bank

By:
Title:

[Consented to:]

CLAYTON WILLIAMS ENERGY, INC.

By:
Title:

3

ANNEX 1

Third Amended and Restated Credit Agreement dated as of April 23, 2014 among Clayton Williams Energy, Inc., as Borrower, certain Subsidiaries of Borrower, as Guarantors, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1.  Representations and Warranties.

1.1    Assignor.  The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any Collateral thereunder, (iii) the financial condition of the Borrower, any Subsidiary or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any Subsidiary or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2.   Assignee.  The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (v) if it is a Foreign Lender, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

1

2.   Payments.  From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

3.  General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.  This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument.  Acceptance and adoption of the terms of this Assignment and Assumption by the Assignee and the Assignor by Electronic Signature or delivery of an executed counterpart of a signature page of this Assignment and Assumption by any Electronic System shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption.  This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

2

EXHIBIT B

COUNTERPART AGREEMENT

This COUNTERPART AGREEMENT, dated [             ] (this “Counterpart Agreement”) is delivered pursuant to that certain Third Amended and Restated Credit Agreement, dated as of April 23, 2014 (as it may be amended, supplemented or otherwise modified, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Clayton Williams Energy, Inc., as Borrower, certain Subsidiaries of Borrower, as Guarantors, the Lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”).

Section 1.  Pursuant to Section 6.13 of the Credit Agreement, the undersigned hereby:

(a)          agrees that this Counterpart Agreement may be attached to the Credit Agreement and that by the execution and delivery hereof, the undersigned becomes a Guarantor under the Credit Agreement and agrees to be bound by all of the terms thereof;

(b)          represents and warrants that each of the representations and warranties set forth in the Credit Agreement and each other Loan Document and applicable to the undersigned is true and correct both before and after giving effect to this Counterpart Agreement, except to the extent that any such representation and warranty relates solely to any earlier date, in which case such representation and warranty is true and correct as of such earlier date (if applicable to the undersigned);

(c)           certifies that no Default has occurred or is continuing as of the date hereof, or will result from the transactions contemplated hereby on the date hereof;

(d)          agrees to irrevocably and unconditionally guaranty the due and punctual payment in full of all Obligations when the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a)) and in accordance with Article VIII of the Credit Agreement; and

(e)           (i) agrees that this counterpart may also be attached to the Security Agreement, (ii) agrees that the undersigned will comply with all the terms and conditions of the Security Agreement as if it were an original signatory thereto, (iii) grants to the Administrative Agent a security interest in all of the undersigned’s right, title and interest in and to all “Collateral” (as such term is defined in the Security Agreement) of the undersigned, in each case whether now or hereafter existing or in which the undersigned now has or hereafter acquires an interest and wherever the same may be located and (iv) delivers to the Administrative Agent supplements to all schedules attached to the Security Agreement.  All such Collateral shall be deemed to be part of the “Collateral” and hereafter subject to each of the terms and conditions of the Security Agreement.

1

Section 2.  The undersigned agrees from time to time, upon request of the Administrative Agent, to take such additional actions and to execute and deliver such additional documents and instruments as the Administrative Agent may reasonably request to effect the transactions contemplated by, and to carry out the intent of, this Counterpart Agreement.  Neither this Counterpart Agreement nor any term hereof may be changed, waived, discharged or terminated, except by an instrument in writing signed by the party (including, if applicable, any party required to evidence its consent to or acceptance of this Counterpart Agreement) against whom enforcement of such change, waiver, discharge or termination is sought.  Any notice or other communication herein required or permitted to be given shall be given pursuant to Section 11.01 of the Credit Agreement, and for all purposes thereof, the notice address of the undersigned shall be the address as set forth on the signature page hereof.  In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

2

IN WITNESS WHEREOF, the undersigned has caused this Counterpart Agreement to be duly executed and delivered by its duly authorized officer as of the date above first written.

[NAME OF SUBSIDIARY]

By:
Name:
Title:

Address for Notices:

Attention:

Telecopier

with a copy to:

Attention:

Telecopier

ACKNOWLEDGED AND ACCEPTED,

as of the date above first written:

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

By:
Name:
Title:

3

EXHIBIT C

FORM OF INTEREST ELECTION REQUEST

Reference is made to the Third Amended and Restated Credit Agreement, dated as of  April 23, 2014 (as it may be amended, supplemented or otherwise modified, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Clayton Williams Energy, Inc., as Borrower, certain Subsidiaries of Borrower, as Guarantors, the Lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent.

Pursuant to Section 2.08 of the Credit Agreement, the Borrower desires to convert or to continue the following Loans, each such conversion and/or continuation to be effective as of [mm/dd/yy]:

$[ , , ]	Eurodollar Loans to be continued with Interest Period of month(s)

$[ , , ]	ABR Loans to be converted to Eurodollar Loans with Interest Period of month(s)

$[ , , ]	Eurodollar Loans to be converted to ABR Loans

The Borrower hereby certifies that as of the date hereof, no Default has occurred and is continuing or would result from the consummation of the conversion and/or continuation contemplated hereby.

Date: [mm/dd/yy]	CLAYTON WILLIAMS ENERGY, INC.

By:
Name:
Title:

1

EXHIBIT D

NOTE

New York, New York	,

FOR VALUE RECEIVED, the undersigned CLAYTON WILLIAMS ENERGY, INC., a Delaware corporation (“Borrower”) hereby unconditionally promises to pay to                       (the “Lender”) or its registered assigns the principal sum equal to its Commitment as set forth in the Credit Agreement (as hereinafter defined), or, if greater or less, the aggregate unpaid principal amount of the Loans advanced by Lender to Borrower pursuant to the terms of the Credit Agreement, together with interest on the unpaid principal balance thereof as set forth in the Credit Agreement, both principal and interest payable as therein provided in lawful money of the United States of America at the offices of Administrative Agent provided in Section 11.01 of the Credit Agreement, or at such other place, as from time to time may be designated by Administrative Agent in accordance with the Credit Agreement.

The principal and all accrued interest on this Note shall be due and payable in accordance with the terms and provisions of the Credit Agreement.

This Note is executed pursuant to that certain Third Amended and Restated Credit Agreement dated as of April 23, 2014, between Borrower, certain Subsidiaries of the Borrower, as Guarantors, the Administrative Agent and the Lenders party thereto (as amended, modified, supplemented or restated from time to time, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), is one of the promissory notes referred to in Section 2.09(e) therein and is secured by the Security Instruments.  Reference is made to the Credit Agreement and the Loan Documents for a statement of prepayment rights and obligations of Borrower, for a statement of the terms and conditions under which the due date of this Note may be accelerated and for statements regarding other matters affecting this Note (including without limitation the obligations of the holder hereof to advance funds hereunder, principal and interest payment due dates, voluntary and mandatory prepayments, exercise of rights and remedies, payment of attorneys’ fees, court costs and other costs of collection and certain waivers by Borrower and others now or hereafter obligated for payment of any sums due hereunder).  Upon the occurrence of an Event of Default, the Administrative Agent may declare forthwith to be entirely and immediately due and payable the principal balance hereof and the interest accrued hereon, and the Lender shall have all rights and remedies of the Lender under the Credit Agreement and the other Loan Documents.  This Note may be prepaid in accordance with the terms and provisions of the Credit Agreement.

Regardless of any provision contained in this Note, the holder hereof shall never be entitled to receive, collect or apply, as interest on this Note, any amount in excess of the Maximum Rate, and, if the holder hereof ever receives, collects, or applies as interest, any such amount which would be excessive interest, it shall be deemed a partial prepayment of principal and treated hereunder as such; and, if the indebtedness evidenced hereby is paid in full, any remaining excess shall forthwith be paid to Borrower.  In determining whether or not the interest paid or payable, under any specific contingency, exceeds the Maximum Rate, Borrower and the holder hereof shall, to the maximum extent permitted under applicable law (i) characterize any

1

non-principal payment as an expense, fee or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof, and (iii) spread the total amount of interest throughout the entire contemplated term of the obligations evidenced by this Note and/or referred to in the Credit Agreement so that the interest rate is uniform throughout the entire term of this Note; provided that, if this Note is paid and performed in full prior to the end of the full contemplated term thereof; and if the interest received for the actual period of existence thereof exceeds the Maximum Rate, the holder hereof shall refund to Borrower the amount of such excess or credit the amount of such excess against the indebtedness evidenced hereby, and, in such event, the holder hereof shall not be subject to any penalties provided by any laws for contracting for, charging, taking, reserving or receiving interest in excess of the Maximum Rate.

If any payment of principal or interest on this Note shall become due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall in such case be included in computing interest in connection with such payment.

If this Note is placed in the hands of an attorney for collection, or if it is collected through any legal proceeding at law or in equity or in bankruptcy, receivership or other court proceedings, Borrower agrees to pay all costs of collection, including, but not limited to, court costs and reasonable attorneys’ fees.

Borrower and each surety, endorser, guarantor and other party ever liable for payment of any sums of money payable on this Note, jointly and severally waive presentment and demand for payment, notice of intention to accelerate the maturity, protest, notice of protest and nonpayment, as to this Note and as to each and all installments hereof, and agree that their liability under this Note shall not be affected by any renewal or extension in the time of payment hereof, or in any indulgences, or by any release or change in any security for the payment of this Note, and hereby consent to any and all such renewals, extensions, indulgences, releases or changes.

This Note shall be governed by and construed in accordance with the applicable laws of the United States of America and the laws of the State of New York.

THIS NOTE, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENTS AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

2

EXECUTED as of the date and year first above written.

BORROWER:

CLAYTON WILLIAMS ENERGY, INC.

By:
Name:
Title:

3

EXHIBIT E

FORM OF LENDER CERTIFICATE

        , 200

To:                             JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

The Borrower, the Guarantors, the Administrative Agent and the Lenders have entered into that certain Third Amended and Restated Credit Agreement dated as of April 23, 2014 (as the same has been and may further be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Unless otherwise defined herein, capitalized terms used herein have the meaning specified in the Credit Agreement.

[Language for Existing Lender]

[               Please be advised that the undersigned has agreed (a) to increase its Commitment under the Credit Agreement effective           , 20   (the “Effective Date”) from $                 to $             and (b) that, from and after the Effective Date, it shall continue to be a Lender in all respects under the Credit Agreement and the other Loan Documents.]

[Language for New Lender]

[               Please be advised that the undersigned has agreed (a) to become a Lender under the Credit Agreement effective           , 20   (the “Effective Date”) with a Commitment of $             and (b) that, from and after the Effective Date, it shall be deemed to be a Lender in all respects under the Credit Agreement and the other Loan Documents and shall be bound thereby.]

Very truly yours,

By:
Name:
Title:

1

Accepted and Agreed:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:
Name:
Title:

Accepted and Agreed:

CLAYTON WILLIAMS ENERGY, INC.

By:
Name:
Title:

2

EXHIBIT F-1

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is made to the Third Amended and Restated Credit Agreement, dated as of  April 23, 2014 (as it may be amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), by and among Clayton Williams Energy, Inc., as Borrower, certain Subsidiaries of Borrower, as Guarantors, the Lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent.

Pursuant to the provisions of Section 2.17 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any promissory note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN (or applicable successor form).  By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By:
Name:
Title:

Date: , 20[ ]

1

EXHIBIT F-2

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is made to the Third Amended and Restated Credit Agreement, dated as of  April 23, 2014 (as it may be amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), by and among Clayton Williams Energy, Inc., as Borrower, certain Subsidiaries of Borrower, as Guarantors, the Lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent.

Pursuant to the provisions of Section 2.17 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN (or applicable successor form).  By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By:
Name:
Title:

Date: , 20[ ]

1

EXHIBIT F-3

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is made to the Third Amended and Restated Credit Agreement, dated as of  April 23, 2014 (as it may be amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), by and among Clayton Williams Energy, Inc., as Borrower, certain Subsidiaries of Borrower, as Guarantors, the Lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent.

Pursuant to the provisions of Section 2.17 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with IRS Form W-8IMY (or applicable successor form) accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN (or applicable successor form) or (ii) an IRS Form W-8IMY (or applicable successor form) accompanied by an IRS Form W-8BEN (or applicable successor form) from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption.  By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By:
Name:
Title:

Date: , 20[ ]

1

EXHIBIT F-4

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is made to the Third Amended and Restated Credit Agreement, dated as of  April 23, 2014 (as it may be amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), by and among Clayton Williams Energy, Inc., as Borrower, certain Subsidiaries of Borrower, as Guarantors, the Lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent.

Pursuant to the provisions of Section 2.17 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any promissory note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any promissory note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY (or applicable successor form) accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN (or applicable successor form) or (ii) an IRS Form W-8IMY (or applicable successor form) accompanied by an IRS Form W-8BEN (or applicable successor form) from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption.  By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By:
Name:

1

Title:

Date:            , 20[  ]

2

SCHEDULE 1.01

EXISTING LETTERS OF CREDIT

Letter of Credit #	Applicant	Beneficiary	Amount	Type	Letter of Credit Expiration Date
S-634643	Warrior Gas Co.	Railroad Commission of Texas	$25,000.00	Standard	10/31/2014
S-879727	Southwest Royalties, Inc.	Railroad Commission of Texas	$2,000,000.00	Standard	3/31/2015
S-902066	Clayton Williams Energy, Inc.	Railroad Commission of Texas	$2,000,000.00	Standard	7/31/2014
S-959732	Clayton Williams Pipeline Corporation	Railroad Commission of Texas	$25,000.00	Standard	12/31/2014
S-705155	Clayton Williams Energy, Inc.	The Travelers Indemnity Company	$1,003,000.00	Standard	8/31/2014

SCHEDULE 2.01

APPLICABLE PERCENTAGES AND COMMITMENTS

Lender	Title	Applicable Percentage	Commitment as of the Fourth Amendment Effective Date
JPMorgan Chase Bank, N.A.	Administrative Agent	16.686747%	$16,686,747
Wells Fargo Bank, N.A.	Syndication Agent	9.337349%	$9,337,349
MUFG Union Bank, N.A.	Documentation Agent	9.337349%	$9,337,349
Compass Bank		6.024096%	$6,024,096
Frost Bank		6.024096%	$6,024,096
Toronto Dominion (Texas) LLC		6.024096%	$6,024,096
KeyBank National Association		6.024096%	$6,024,096
Natixis, New York Branch		6.024096%	$6,024,096
UBS AG, Stamford Branch		5.000000%	$5,000,000
Fifth Third Bank		4.216867%	$4,216,867
U.S. Bank National Association		4.216867%	$4,216,867
Whitney Bank		4.216867%	$4,216,867
Bank of America, N.A.		4.216867%	$4,216,867
Branch Banking and Trust Company		4.216867%	$4,216,867
Capital One, National Association		4.216867%	$4,216,867
PNC Bank, National Association		4.216867%	$4,216,867
TOTAL:		100.000000000%	$100,000,000.00

SCHEDULE 4.04

MATERIAL LIABILITIES

None.

SCHEDULE 4.06

DISCLOSED MATTERS

None.

SCHEDULE 4.13

CAPITALIZATION

Legal Name	Jurisdiction of Organization	Shares Outstanding	Owner

Material Restricted Subsidiaries (Guarantors):

Warrior Gas Co.	Texas	2000	Clayton Williams Energy, Inc.
Clajon Industrial Gas, Inc.	Texas	1000	Warrior Gas Co.
CWEI Acquisitions, Inc.	Delaware	1000	Clayton Williams Energy, Inc.
Clayton Williams Pipeline Corporation	Delaware	1000	Clayton Williams Energy, Inc.
Romere Pass Acquisition L.L.C.	Delaware	N/A	CWEI Romere Pass Acquisition Corp.
CWEI Romere Pass Acquisition Corp.	Delaware	1000	Clayton Williams Energy, Inc.
Southwest Royalties, Inc.	Delaware	1000	Clayton Williams Energy, Inc.
Blue Heel Company	Delaware	1000	Southwest Royalties, Inc.
Tex-Hal Partners, Inc.	Delaware	1000	Southwest Royalties, Inc.
Desta Drilling GP, LLC	Texas	N/A	Clayton Williams Energy, Inc.
Desta Drilling, L.P.	Texas	N/A	Desta Drilling GP, LLC — 1% Clayton Williams Energy, Inc. - 99%
West Coast Energy Properties GP, LLC	Texas	N/A	Clayton Williams Energy, Inc.

Non-Material Restricted Subsidiaries (Non-Guarantors):

Clayton Williams Trading Co.	Texas	1000	Clayton Williams Energy, Inc.
Warrior Mississippi Corp.	Delaware	1000	Clayton Williams Energy, Inc.
CWEI Aviation, Inc.	Texas	1000	Clayton Williams Energy, Inc.
CWEI Partners GP, LLC	Delaware	N/A	Clayton Williams Energy, Inc.
CWEI Partners Operating, LLC	Delaware	N/A	Clayton Williams Energy Partners, LP
Clayton Williams Energy Partners, LP	Delaware	N/A	CWEI Partners GP, LLC — 0.1% Clayton Williams Energy, Inc. — 99.9%

Unrestricted Subsidiaries

CWEI Andrews Properties GP, LLC	Delaware	N/A	Clayton Williams Energy, Inc.
CWEI Andrews Properties, LP	Delaware	N/A	CWEI Andrews Properties GP, LLC
West Coast Energy Properties, L.P.	Texas	N/A	West Coast Energy Properties GP, LLC

SCHEDULE 7.01

EXISTING INDEBTEDNESS

Other Indebtedness:
• Capital Lease Obligations — vehicles	~$800,000

Operating Lease Obligations:
• Two drilling rigs	~$1,700,000
• Office space and business machines	~$6,100,000

SCHEDULE 7.02

EXISTING LIENS

Liens securing capital lease obligations described on Schedule 7.01.

SCHEDULE 7.04

INCENTIVE OIL AND GAS INTERESTS

APO Incentive Plan	Year Formed	No. of Participants	No. of Units	Area of Interest	Working Interest Assigned
West Coast Energy Properties PA	2006	20	100.00	West Coast Properties — California and Texas	7.50%
CWEI RMS/Warwink PA	2007	23	100.00	RMS/Warwink area in West Texas	5.00%
CWEI South Louisiana VI PA	2008	34	100.00	South Louisiana	7.00%
CWEI Crockett County PA	2008	33	100.00	Crockett Co., TX	7.00%
CWEI Utah PA	2008	30	100.00	Utah	5.60%
CEWI Sacramento Basin I PA	2008	9	100.00	California, Counties of Colusa, Sutter, Yolo, Solano and Sacramento	7.00%

SCHEDULE 7.06(c)

INVESTMENT COMMITMENTS

Investments pursuant to existing commitments as general partner in the following Unrestricted Subsidiaries:

•                                          West Coast Energy Properties, L.P.

•                                          CWEI Andrews Properties GP, LLC, for further investment in CWEI Andrews Properties, L.P.

SCHEDULE 7.06(g)

EXISTING INVESTMENTS

•                  Limited partnership interest (31.9%) in ClayDesta Buildings, LP

•                  West Coast Energy Properties GP, LLC

•                  CWEI Andrews Properties GP, LLC

•                  Dalea Investment Group, LLC

•                  Hall-Houston Exploration IV, LP

SCHEDULE 7.06(l)

COSTS RELATING TO INCENTIVE OIL AND GAS INTERESTS

APO Incentive Plan	Year Formed	No. of Participants	No. of Units	Area of Interest	Working Interest Assigned
West Coast Energy Properties PA	2006	20	100.00	West Coast Properties — California and Texas	7.50%
CWEI RMS/Warwink PA	2007	23	100.00	RMS/Warwink area in West Texas	5.00%
CWEI South Louisiana VI PA	2008	34	100.00	South Louisiana	7.00%
CWEI Crockett County PA	2008	33	100.00	Crockett Co., TX	7.00%
CWEI Utah PA	2008	30	100.00	Utah	5.60%
CEWI Sacramento Basin I PA	2008	9	100.00	California, Counties of Colusa, Sutter, Yolo, Solano and Sacramento	7.00%

SCHEDULE 7.09

TRANSACTIONS WITH AFFILIATES

None.